UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

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WASATCH FUNDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WASATCH FUNDS, INC.

150 Social Hall Avenue, 4th Floor
Salt Lake City, UT 84111
DECEMBER 30, 2009

Dear Wasatch Funds Shareholder:

Please take note that a Special Meeting of Shareholders of each separate series of Wasatch Funds, Inc. (the "Company"), will be held on February 11, 2010, at the offices of Wasatch Funds, Inc., 150 Social Hall Avenue, 4th Floor, Salt Lake City, Utah 84111 at 10:00 a.m., Mountain time ("Meeting").

The purpose of the Meeting is to ask shareholders to consider the following proposals:

1.  To approve the election of Directors;

2.  To approve a new Advisory and Service Contract between the Company and Wasatch Advisors, Inc. (the "Advisor");

3.  To approve a new Sub-Advisory Agreement between the Advisor and Hoisington Investment Management Company ("HIMCO") with respect to the Wasatch-Hoisington U.S. Treasury Fund (the "U.S. Treasury Fund");

4.  To approve a new Sub-Advisory Agreement between the Advisor and 1st Source Corporation Investment Advisors, Inc. ("1st Source") with respect to the Wasatch-1st Source Income Fund (the "Income Fund");

5.  To approve a proposed Agreement and Plan of Reorganization (the "Reorganization Agreement"), pursuant to which each series of the Company – Wasatch Core Growth Fund® (the "Core Growth Fund"), Wasatch Emerging Markets Small Cap FundTM (the "Emerging Markets Small Cap Fund"), Wasatch Global Opportunities FundTM (the "Global Opportunities Fund"), Wasatch Global Science & Technology Fund® (the "Global Science & Technology Fund"), Wasatch Heritage Growth Fund® (the "Heritage Growth Fund"), Wasatch Heritage Value Fund® (the "Heritage Value Fund"), Wasatch International Growth Fund® (the "International Growth Fund"), Wasatch International Opportunities FundTM, (the "International Opportunities Fund"), Wasatch Micro Cap Fund® (the "Micro Cap Fund"), Wasatch Micro Cap Value Fund® (the "Micro Cap Value Fund"), Wasatch Small Cap Growth Fund® (the "Small Cap Growth Fund"), Wasatch Small Cap Value Fund® (the "Small Cap Value Fund"), Wasatch Strategic Income FundTM (the "Strategic Income Fund"), Wasatch Ultra Growth Fund® (the "Ultra Growth Fund"), the U.S. Treasury Fund, the Income Fund, Wasatch-1st Source Income Equity Fund (the "Income Equity Fund") and Wasatch-1st Source Long/Short Fund (the "Long/Short Fund") (each a "Fund" and collectively, the "Funds") would be reorganized as separate series of Wasatch Funds Trust, a newly-created Massachusetts business trust (the "Trust") and the liquidation and dissolution of the Funds and the Company; and

6.  To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

The Board of Directors of the Company (referred to as the "Board") has determined that shareholders of each Fund will benefit from each of the proposals and unanimously recommends that you vote "FOR" these proposals.

As discussed in more detail in the enclosed proxy statement, a principal shareholder of WA Holdings, Inc. ("Wasatch"), the parent company of the Advisor, is intending to sell his Wasatch shares back to Wasatch. Because this transaction may be deemed a change of control of the Advisor, the advisory agreements between the Funds and the Advisor and the sub-advisory agreements with HIMCO and 1st Source (each a "Sub-Advisor" and collectively, the "Sub-Advisors") will automatically terminate in accordance with their terms and applicable law upon consummation of the transaction. Accordingly, for the Advisor and Sub-Advisors to continue to provide services to the respective Funds, shareholders of the Funds are being asked to approve a new advisory agreement with the Advisor, and the shareholders of the U.S. Treasury Fund and the Income Fund are being asked to approve new sub-advisory agreements with HIMCO and 1st Source, respectively.

In addition, the shareholders of the Funds are being asked to approve an agreement and plan of reorganization, which will change the state and form of the organization of the Company from a Minnesota corporation to a newly formed Massachusetts business trust. We are proposing the reorganization to take advantage of greater flexibility afforded by Massachusetts law. If approved, each Fund would be reorganized into a corresponding new series of the Massachusetts business trust. The closing of the reorganization is conditioned upon, among other things, an opinion of counsel to the effect that the reorganization will qualify as a tax-free reorganization for federal tax purposes.

We strongly invite your participation by asking you to review these materials and complete and return your proxy card as soon as possible.

Detailed information about each of the proposals is contained in the enclosed materials. Please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self addressed, postage paid envelope has been enclosed for your convenience. Alternatively, you may vote by telephone or via the internet following the instructions on the proxy card. It is very important that you vote and that your voting instructions be received no later than 10:00 a.m. on February 11, 2010.

NOTE: You may receive more than one proxy package if you hold shares in more than one account. You must return separate proxy cards for separate holdings. We have provided postage paid return envelopes for each, which require no postage if mailed in the United States.

If you have any questions after considering the enclosed materials, please call 866-521-4229.

Sincerely,

Samuel J. Stewart
President
Wasatch Funds, Inc.

WASATCH FUNDS, INC.

150 Social Hall Avenue, 4th Floor
Salt Lake City, UT 84111

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD FEBRUARY 11, 2010

To the Shareholders:

Wasatch Funds, Inc. (the "Company"), on behalf of each of its series will hold a special meeting of its shareholders (the "Meeting") on February 11, 2010, at the offices of Wasatch Funds, Inc., 150 Social Hall Avenue, 4th Floor, Salt Lake City, Utah 84111 at 10:00 a.m., Mountain time for the following purposes:

1.  To approve the election of Directors;

2.  To approve a new Advisory and Service Contract between the Company and Wasatch Advisors Inc. (the "Advisor");

3.  To approve a new Sub-Advisory Agreement between the Advisor and Hoisington Investment Management Company ("HIMCO") with respect to the Wasatch-Hoisington U.S. Treasury Fund (the "U.S. Treasury Fund");

4.  To approve a new Sub-Advisory Agreement between the Advisor and 1st Source Corporation Investment Advisors, Inc. ("1st Source") with respect to the Wasatch-1st Source Income Fund (the "Income Fund");

5.  To approve a proposed Agreement and Plan of Reorganization (the "Reorganization Agreement"), pursuant to which each series of the Company – Wasatch Core Growth Fund® (the "Core Growth Fund"), Wasatch Emerging Markets Small Cap FundTM (the "Emerging Markets Small Cap Fund"), Wasatch Global Opportunities FundTM (the "Global Opportunities Fund"), Wasatch Global Science & Technology Fund® (the "Global Science & Technology Fund"), Wasatch Heritage Growth Fund® (the "Heritage Growth Fund"), Wasatch Heritage Value Fund® (the "Heritage Value Fund"), Wasatch International Growth Fund® (the "International Growth Fund"), Wasatch International Opportunities FundTM, (the "International Opportunities Fund"), Wasatch Micro Cap Fund® (the "Micro Cap Fund"), Wasatch Micro Cap Value Fund® (the "Micro Cap Value Fund"), Wasatch Small Cap Growth Fund® (the "Small Cap Growth Fund"), Wasatch Small Cap Value Fund® (the "Small Cap Value Fund"), Wasatch Strategic Income FundTM (the "Strategic Income Fund"), Wasatch Ultra Growth Fund® (the "Ultra Growth Fund"), the U.S. Treasury Fund, the Income Fund, Wasatch-1st Source Income Equity Fund (the "Income Equity Fund") and Wasatch-1st Source Long/Short Fund (the "Long/Short Fund") (each a "Fund" and collectively, the "Funds") would be reorganized as separate series of Wasatch Funds Trust, a newly-created Massachusetts business trust (the "Trust") and the liquidation and dissolution of the Funds and the Company; and

6.  To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof if you owned shares of any Fund listed above at the close of business on December 14, 2009.

Whether or not you plan to attend the Meeting in person, please vote your shares. In order that your Shares may be represented at the Meeting, please vote your proxy as soon as possible either by mail, telephone, or via the internet as indicated on the enclosed proxy card. If voting by mail, you are requested to:

•  indicate your instructions on the proxy card;

•  date and sign the proxy card;

•  mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and

•  allow sufficient time for the proxy card to be received by 10:00 a.m. Mountain Time, on February 11, 2010. (However, proxies received after this date may still be voted in the event of an adjournment or postponement to a later date.)

In addition to voting by mail, you may also vote by either telephone or via the internet, as follows:

To vote by telephone:	To vote by internet:
(1) Read the Proxy Statement and have your proxy card at hand.	(1) Read the Proxy Statement and have your proxy card at hand.
(2) Call the toll free number that appears on your proxy card.	(2) Go to the website that appears on your proxy card.
(3) Enter the control number set forth on the proxy card and follow the simple instructions.	(3) Enter the control number set forth on the proxy card and follow the simple instructions.

We encourage you to vote by telephone or via the internet using the control number that appears on your enclosed proxy card. Use of telephone or internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

Under Minnesota law, shareholders who do not wish to accept the reorganization of their Fund (as described in Proposal 5) have a right to dissent and to receive the fair value of their shares. The provisions under Minnesota law addressing the rights of dissenters and the procedures to assert such rights have been attached as Exhibit A to the enclosed proxy statement. To exercise such rights, a shareholder must file with the Fund before the vote a written notice to demand fair value of shares and must not vote the shares in favor of the proposal. However, the Securities and Exchange Commission has stated that federal law supersedes the use of state appraisal procedures.

PLEASE RESPOND – WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. YOUR VOTE IS IMPORTANT.

By Order of the Board of Directors,

Russell L. Biles
Secretary

December 30, 2009

WASATCH FUNDS, INC.

Proxy Statement

Special Meeting of Shareholders
to be held on February 11, 2010

This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Directors (the "Board" or "Directors") of Wasatch Funds, Inc. (the "Company"), on behalf of each of its series named below, to be voted at a Special Meeting of Shareholders to be held on February 11, 2010, at the offices of Wasatch Funds, Inc., 150 Social Hall Avenue, 4th Floor, Salt Lake City, Utah 84111 at 10:00 a.m., Mountain time (the "Meeting"), for the purposes set forth below and described in greater detail in this Proxy Statement. The date of the first mailing of proxy cards and this Proxy Statement to shareholders will be on or about December 30, 2009.

The following Proposals will be considered and acted upon at the Meeting:

	Proposal	Fund(s) Affected
1.	To approve the election of Directors	All Funds

2.	To approve a new Advisory and Service Contract with Wasatch Advisors, Inc. (the "Advisor")	All Funds

3.	To approve a new Sub-Advisory Agreement between the Advisor and Hoisington Investment Management Company ("HIMCO")	Wasatch-Hoisington U.S. Treasury Fund® (the "U.S. Treasury Fund")

4.	To approve a new Sub-Advisory Agreement between the Advisor and 1st Source Corporation Investment Advisors, Inc. ("1st Source")	Wasatch-1st Source Income Fund (the "Income Fund")

5.	To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Wasatch Core Growth Fund® (the "Core Growth Fund"), Wasatch Emerging Markets Small Cap FundTM (the "Emerging Markets Small Cap Fund"), Wasatch Global Opportunities FundTM (the "Global Opportunities Fund"), Wasatch Global Science & Technology Fund® (the "Global Science & Technology Fund"), Wasatch Heritage Growth Fund® (the "Heritage Growth Fund"), Wasatch Heritage Value Fund® (the "Heritage Value Fund"), Wasatch International Growth Fund® (the "International Growth Fund"), Wasatch International Opportunities FundTM, (the "International Opportunities Fund"), Wasatch Micro Cap Fund® (the "Micro Cap Fund"), Wasatch Micro Cap Value Fund® (the "Micro Cap Value Fund"), Wasatch Small Cap Growth Fund® (the "Small Cap Growth Fund"), Wasatch Small Cap Value Fund® (the "Small Cap Value Fund"), Wasatch Strategic Income FundTM (the "Strategic Income Fund"), Wasatch Ultra Growth Fund® (the "Ultra Growth Fund"), the U.S. Treasury Fund, the Income Fund, Wasatch-1st Source Income Equity Fund (the "Income Equity Fund") and Wasatch-1st Source Long/Short Fund (the "Long/Short Fund") (each a "Fund" and collectively, the "Funds") by a corresponding series (each a "New Fund") of the Wasatch Funds Trust, a new Massachusetts business trust (the "Trust"), in exchange for shares of the respective New Fund, the assumption of all liabilities of each Fund by the corresponding New Fund (the "Reorganization"), and the subsequent liquidation and dissolution of each Fund and the Company; and	All Funds

6.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

In addition, shareholders will be asked to transact such other business as may properly come before the Meeting and any adjournments or postponements thereof. You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) if you owned shares of the applicable Fund at the close of business on December 14, 2009 ("Record Date"). Each shareholder is entitled to one vote for each share owned on the Record Date and proportionate fractional vote for any fraction of a share owned.

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If no instructions are given, the proxies will be voted in favor of the proposals. To revoke a proxy, the shareholder giving such proxy must either (1) submit to the respective Fund a subsequently dated proxy, (2) deliver to the respective Fund a written notice of revocation, or (3) otherwise give notice of revocation in the open Meeting, in all cases prior to the exercise of the authority granted in the proxy.

For each proposal, the presence in person or by proxy of the holders of record of 10% of the shares outstanding and entitled to vote on such proposal shall constitute a quorum at the Meeting.

In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained by the date of the Meeting, those present in person or by proxy may, by majority vote, approve one or more adjournments of the Meeting to permit further solicitation of proxies.

If a shareholder wishes to participate in the Meeting, but does not wish to authorize the execution of a proxy by telephone or through the internet, the shareholder may still submit the proxy form included with this Proxy Statement by mail or attend the Meeting in person.

THE MOST RECENT ANNUAL REPORT OF THE COMPANY, INCLUDING FINANCIAL STATEMENTS, FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2009 HAS BEEN MAILED PREVIOUSLY TO SHAREHOLDERS. IF YOU WOULD LIKE TO RECEIVE ADDITIONAL COPIES OF THIS SHAREHOLDER REPORT FREE OF CHARGE, OR COPIES OF ANY SUBSEQUENT SHAREHOLDER REPORT, PLEASE CONTACT THE COMPANY BY WRITING TO THE ADDRESS SET FORTH ON THE FIRST PAGE OF THIS PROXY STATEMENT OR BY CALLING 800.551.1700 OR WRITING TO WASATCH FUNDS AT P.O. BOX 2172, MILWAUKEE, WISCONSIN 53201-2172. REQUESTED SHAREHOLDER REPORTS WILL BE SENT BY FIRST CLASS MAIL WITHIN THREE BUSINESS DAYS OF THE RECEIPT OF THE REQUEST.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON FEBRUARY 11, 2010. This Proxy Statement is available on the internet at: www.proxyonline.com/docs/
Wasatch Proxy Statement.pdf. The Company's most recent annual and semi-annual report is also available on the internet at: www.wasatchfunds.com by selecting the tab labeled "Literature & Forms." You may call 866-521-4229 for information on how to obtain directions to be able to attend the Meeting and vote in person.

PROPOSAL 1 – ALL FUNDS

ELECTION OF THE DIRECTORS

Background

The purpose of this proposal is to elect a Board of Directors for the Company. You are being asked to elect the five nominees listed below ("Nominees") as Directors of the Company. All Nominees named below except Miriam M. Allison are currently Directors of the Company and each has served in that capacity since originally elected or appointed. Currently, three of the Directors are not "interested persons" of the Company as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and are therefore referred to as the "Independent Directors." If elected, Ms. Allison will be an Independent Director. Samuel S. Stewart, Jr. is the president of the Company and a director and officer of the Advisor and is referred to as the "Interested Director." Each Director will serve until the next regular meeting of shareholders next held after his or her election and his or her successor shall have been elected and shall qualify, or until the Director shall resign, or shall have been removed as provided in the Company's Bylaws. Proxies cannot be voted for a greater number of persons than the number of nominees.

Information about the Nominees

Information about the Nominees, including their business addresses, ages and principal occupations during the past five years, and other current directorships of publicly traded companies or funds, are set forth in the table below. All Nominees have consented to serve if elected.

Name, Address and Age	Position(s) Held or to be Held with Company	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen or to Be Overseen by Director	Other Directorships Held by Nominee[2]
Independent Nominees

James U. Jensen, J.D., MBA 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 65	Director and Chairman of the Board	Indefinite Served as Chairman of the Board since 2004 and Director since 1986	Chief Executive Officer of Clearwater Governance Group (an operating board governance consulting company) July 2008 to present; Co-Founder and Chairman of the Board of Intelisum, Inc. (a company pursuing computer and measurement technology and products) 2001 - 2008; Consultant on corporate growth and technology transfer since 2004; Vice President, Corporate Development, Legal Affairs and General Counsel, and Secretary, NPS Pharmaceuticals, Inc. from 1991 to 2004.	18	Private companies and foundations.
Director and Board Chairman of Bayhill Capital Corporation (telephone communications) since December 2007.
Director, University of Utah Research Foundation (technology and real estate foundation affiliated with University of Utah) since 1998.

Name, Address and Age	Position(s) Held or to be Held with Company	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen or to Be Overseen by Director	Other Directorships Held by Nominee[2]
William R. Swinyard, Ph.D. 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 69	Director and Chairman of the Audit Committee	Indefinite Served as Chairman of the Audit Committee since 2004 and Director since 1986	Retired. Professor of Business Management and Holder of the Fred G. Meyer Chair of Marketing (Emeritus), Brigham Young University, from 1978 to 2007.	18	None

D. James Croft, Ph.D. 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 67	Director	Indefinite Served as Director since 2005	Consultant to mortgage industry on issues of mortgage quality, identification of mortgage fraud, strategic planning and client development since 2004; Founder & Executive Director, Mortgage Asset Research Institute, from 1990 to 2004.	18	None

Miriam M. Allison[4] 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 62	Director	Indefinite	Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc.	18	Director, Northwestern Mutual Series Fund, Inc. (27 portfolios) Since 2006.

Interested Nominee

Samuel S. Stewart, Jr., Ph.D. CFA 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 67	President and Director	Indefinite Served as President and Director since 1986	Chairman of the Board for the Advisor since 1975; Chief Investment Officer of the Advisor from 2004 to June 2009; Director of Research of the Advisor from 1975 to 2004; Chairman of the Board of Wasatch Funds from 1986 to 2004.	18	None

1  A Director may serve until his death, resignation, removal or retirement. Each Independent Director shall retire as Director at the end of the calendar year in which he attains the age of 72 years.

2  Directorships are those held by a Director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

3  Mr. Stewart is an Interested Director because he serves as a director and officer of the Advisor.

4  Ms. Allison previously owned shares of UMB Financial Corp., the parent company of UMB Fund Services, Inc., the Funds' transfer agent. As of the date of this proxy statement, Ms. Allison no longer owns such shares.

Executive Officers

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Officers

Daniel D. Thurber 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 40	Vice President	Indefinite Served as Vice President since February 2007	General Counsel, Chief Compliance Officer and Director of Compliance for the Advisor since 2006; Chief Compliance Officer and Secretary for Wasatch Funds from May 2006 to February 2007; Associate and Partner at Dorsey & Whitney LLP from 2001 to 2006.

Russell L. Biles 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 42	Chief Compliance Officer, Vice President and Secretary	Indefinite Served as Chief Compliance Officer and Vice President since February 2007 and Secretary since November 2008	Chief Compliance Officer and Vice President for Wasatch Funds since February 2007; Secretary for Wasatch Funds since November 2008; Counsel for the Advisor since October 2006; Senior Compliance Administrator for the Advisor from October 2005 to October 2006; Attorney and Managing Member of Nicholls Nicholls Biles & Bower, LLC from 2002 to 2005.

Eric Huefner 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 45	Vice President	Indefinite Served as Vice President since February 2008	Vice President for Wasatch Funds since February 2008; Treasurer for Wasatch Funds from November 2008 to May 2009; Director of Mutual Funds for the Advisor since June 2006; Business Director, Campbell Soup Company, March 2003 to May 2006.

Cindy B. Firestone CPA 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 52	Treasurer	Indefinite Served as Treasurer since May 2009	Treasurer for Wasatch Funds since May 2009; Assistant Treasurer for Wasatch Funds from November 2008 to May 2009; Internal Auditor for the Advisor since 2002.

Share Ownership

As of the Record Date, each of the Nominees, Directors and executive officers of the Company beneficially owned individually and collectively as a group ("Group"), less than 1% of the outstanding shares of each series of the Company, respectively, except as follows:

Fund/Name of Beneficial Owner	Amount and Nature of Beneficial Ownership*	Percent of Shares Outstanding
Strategic Income Fund
Samuel S. Stewart	1,005,405.195 shares	39.9%
Group	1,005,405.195 shares	39.9%
International Opportunities Fund
Samuel S. Stewart	515,050.752 shares	1%
Group	574,542,787 shares	1.1%

*  Each beneficial owner holds sole voting and investment power with respect to all amounts shown.

The following table sets forth the aggregate dollar range of equity securities owned by each Nominee of the Funds as of the Record Date. The information as to beneficial ownership is based on statements furnished by each Nominee.

	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Directors in Family of Investment Companies
Independent Nominees
James U. Jensen		$10,001-$50,000
Global Opportunities Fund	$10,001-$50,000
Heritage Growth Fund	$1-$10,000
International Growth Fund	$1-$10,000
Micro Cap Value Fund	$1-$10,000
Small Cap Growth Fund	$1-$10,000
Small Cap Value Fund	$1-$10,000
Strategic Income Fund	$1-$10,000
Income Equity Fund	$1-$10,000
Long Short Fund	$1-$10,000
All other Funds	None
William R. Swinyard		Over $100,000
Global Opportunities Fund	$10,001-$50,000
International Opportunities Fund	$10,001-$50,000
Micro Cap Fund	$50,001-$100,000
Small Cap Growth Fund	Over $100,000
All other Funds	None
D. James Croft		Over $100,000
Core Growth Fund	$50,001-$100,000
Emerging Markets Small Cap Fund	$10,001-$50,000
International Growth Fund	$10,001-$50,000
Small Cap Growth Fund	$1-$10,000
Heritage Value Fund	$10,001-$50,000
U.S. Treasury Fund	$10,001-$50,000
All other Funds	None
Miriam M. Allison		Over $100,000
Small Cap Growth Fund	Over $100,000
International Opportunities Fund	$1-$10,000
Heritage Growth Fund	$1-$10,000
All other Funds	None

	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Directors in Family of Investment Companies
Interested Nominee
Samuel S. Stewart, Jr.		Over $100,000
Core Growth Fund	$10,001-$50,000
Emerging Markets Small Cap Fund	$10,001-$50,000
Global Opportunities Fund	Over $100,000
International Opportunities Fund	Over $100,000
Micro Cap Value Fund	Over $100,000
Small Cap Growth Fund	$1-$10,000
Strategic Income Fund	Over $100,000
All other Funds	None

Compensation

The Funds' method of compensating Directors is to pay each Independent Director a retainer of $36,000 per year for services rendered and a fee of $3,500 for each Board of Directors meeting attended and held telephonically. Also, the members of the Audit Committee receive a fee of $3,500 for each Audit Committee meeting attended and held telephonically, unless an Audit Committee meeting is held on the same day as a Board of Directors meeting, in which case there is no separate fee paid to the Audit Committee members. In addition, the Chairman of the Board receives an additional fee of $9,500 a year as Chairman and the Chairman of the Audit Committee receives an additional fee of $4,000 per year as Chairman. The Funds also may reimburse the Independent Directors for travel expenses incurred in order to attend meetings of the Board of Directors and for continuing education expenses. Officers serve in that capacity without compensation from the Company. The table below sets forth the compensation paid to the Company's Directors during the fiscal year ended September 30, 2009 (exclusive of out of pocket expenses reimbursed).

Name of Nominee	Aggregate Compensation from Company	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from Company and Fund Complex paid to Directors
Interested Nominee
Samuel S. Stewart, Jr.	$0	$0	$0
Independent Nominees
James U. Jensen	$70,000	$0	$70,000
William R. Swinyard	$64,500	$0	$64,500
D. James Croft	$60,500	$0	$60,500
Miriam M. Allison	$0	$0	$0

Standing Committees

The Board of Directors has appointed the officers of the Company to be responsible for the overall management and day to day operations of the Company's business affairs between board meetings. The Board met eight times during the fiscal year ended September 30, 2009. All Independent Directors were present at these meetings. Mr. Stewart was present at least 75% of these meetings.

The Company's Board of Directors has created an Audit Committee whose members are Messrs. Jensen, Swinyard and Croft, all of the Independent Directors of the Company. The primary functions of the Audit Committee are to recommend to the Board of Directors the independent registered public accounting firm to be retained to perform the annual audit, to review the results of the audit, to review the Funds' internal controls and review certain other matters relating to the Funds' independent registered public accounting firm and financial records. The Audit Committee's actions are governed by the Company's written Audit Committee Charter. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee met five times during the fiscal year ended September 30, 2009. The Company's Board of Directors has no other standing committees.

Ad Hoc Nominating Committee

The Board began a review of the composition of the Board during the summer of 2009. That process revealed the relative time periods available for existing Directors to serve in view of the Board's earlier decision to apply a suggested retirement date by year end of the year in which a Director turns 72. The Board found no indication that any current Director was planning an early departure from the Board. The Independent Directors began a discussion of the timeframe for considering any additions to the Board. It was determined that the Independent Directors would continue a measured discussion of the current and prospective composition of the Board. In the fall of 2009, the Independent Directors began to consider the impending necessity of a shareholder meeting to approve new advisory agreements in light of the Transaction (as defined below). In view of its earlier deliberations and the requirement for a certain percentage of the Directors to be elected by shareholders under the 1940 Act, the Board took this opportunity to form a temporary ad hoc nomination committee to identify and evaluate possible qualified candidate(s) for election as Director to the Board. The ad hoc committee was comprised of all the Independent Directors: James U. Jensen, William R. Swinyard and D. James Croft. Given the temporary nature of this committee and its function, the Board did not have a standing committee charter or formal policy for the consideration of director candidates by shareholders. Notwithstanding the foregoing, when a vacancy on the Board occurs and nominations are sought to fill such vacancy, the ad hoc committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Funds. Shareholders wishing to present one or more candidates for Director consideration may submit such request pursuant to the manner described in "Shareholder Communications" below. Such request should include the shareholder's name; address; name of broker or record holder, if applicable; number of shares owned; name of Funds in which the shares are owned; whether the candidate consents to being identified in the proxy statement in connection with the election of Directors; the name and background information of the candidate; and a representation that the candidate is willing to provide additional information about him/herself, including assurances of his or her independence.

In evaluating potential candidates for the Board, the Independent Directors considered various factors including, among other things: high ethical standards; the legal and fiduciary duties associated with Board membership; any conflicts of interest that would interfere with the performance of their responsibilities (including various candidates' independence from the Funds' investment advisor, sub-advisors and other principal service providers and the effect of any relationships that might impair their independence); the ability to devote sufficient time and attention (including the time needed to review materials and attend meetings); and relevant skills and experience (including whether such skills and experience will enhance the Board's ability to effectively represent the interests of the Funds' shareholders and oversee the wide range of regulatory and business issues affecting the Funds given the current composition of the Board and the mix of skills and backgrounds of the incumbent Directors). The Committee also considered for a small sub-set of proposed candidates, the communication style and temperament of the candidates. The Committee further considered evidence of prior successful board work and evidence of discernment and judgment applied in group decision making environments. In reviewing candidates, the Directors used, among other things, personal interviews, background checks, written submissions by the candidates, and third-party references, if any. The ad hoc committee would evaluate candidates submitted by shareholders in the same manner. The ad hoc committee has met telephonically 3 times during the last fiscal year in addition to separate discussions among the various members. With respect to Miriam M. Allison, such nominee was recommended by an Independent Director and was considered by the Committee using the foregoing process.

Shareholder Communications

Although the Funds have not adopted a specific process regarding shareholder communications, shareholders of the Funds may communicate with the Board (or individual Directors serving on the Board) by sending written communications, addressed to the Board as a group or any individual Director, to Wasatch Funds, Inc., Attention: Board of Directors, 150 Social Hall Avenue, 4th Floor, Salt Lake City, Utah 84111. The Funds will ensure that this communication (assuming it is properly marked care of the Board or care of a specific Director) is delivered to the Board or the specified Director, as the case may be.

Shareholder Approval

Election of the Nominees for Directors must be approved by a plurality of the votes validly cast in person or by proxy at the Meeting at which a quorum exists. The shareholders of the Company will vote together for the election of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS.

PROPOSAL 2 – ALL FUNDS

APPROVAL OF ADVISORY AND SERVICE CONTRACT

Background

Shareholders are being asked to approve a new Advisory and Service Contract (the "New Advisory Agreement") with the Advisor on behalf of their Fund, a form of which is set forth as Exhibit B.

The Advisor is a wholly-owned subsidiary of WA Holdings, Inc. ("Wasatch"). Wasatch is 100% owned by the employees of the Advisor. Wasatch has agreed to buy back Mr. Samuel Stewart's ownership interest in Wasatch effective December 31, 2009, with payments to extend over the next four years (the "Transaction"). Wasatch will use this opportunity to redistribute equity ownership in Wasatch more broadly across the employees of the firm. Mr. Stewart's sale of stock back to Wasatch may technically be considered a "change in control" of the Advisor because Mr. Stewart currently owns more than 25% of the firm, even though all Wasatch stock will remain in the hands of current Wasatch employees and there will be no change to the management of the firm or to Mr. Stewart's role at the firm. This "change in control" will also result in the assignment and automatic termination of the existing advisory agreements between the Funds and the Advisor as well as the existing investment sub-advisory agreements between the Advisor and HIMCO on behalf of the U.S. Treasury Fund and the Advisor and 1st Source on behalf of the Income Fund. The New Advisory Agreement must be approved by the shareholders in order to ensure the continued provision of advisory services to the Funds by the Advisor.

Information about the Advisor

The Advisor was organized in September 1975 and has been in the business of investment management since November 1975, and had total assets under management including the assets of the Funds of approximately $6.1 billion as of October 31, 2009.

Mr. Stewart founded the Advisor in 1975. Over the past 34 years, he has provided other employees of the Advisor opportunities to acquire ownership interests. Mr. Stewart currently owns 29% of the outstanding voting securities of Wasatch. Now, at age 67, Mr. Stewart would like to sell his ownership of Wasatch back to Wasatch for redistribution to other employees as part of the Advisor's ongoing succession planning. The payout amount is unknown at this time as it will fluctuate based on the revenues of the Advisor. Wasatch will continue to be 100% employee owned. No shareholder will own over 25% of Wasatch following the Transaction and no individual employee will be deemed to control Wasatch.

Mr. Stewart will continue to be very involved with the Advisor and the Funds, serving as the President of Wasatch Funds and the Chairman of the Board of the Advisor. He will also continue to serve as a portfolio manager on the Strategic Income Fund as well as the Global Science & Technology Fund.

The principal executive officers and directors of the Advisor are Samuel S. Stewart, Jr., Ph.D., Chairman of the Board; Jeff S. Cardon, Chief Executive Officer and Director; Karey D. Barker, Vice President and Director; Eric S. Bergeson, Director; Eugene Podsiadlo, Director; J.B. Taylor, Director; Daniel D. Thurber, General Counsel, Vice President, Secretary and Chief Compliance Officer; and Michael K. Yeates, Chief Financial Officer, Treasurer and Vice President. In addition to positions held with the Advisor, the following also hold positions with the Company: Dr. Stewart, President; and Mr. Thurber, Vice President. In addition to the extent the foregoing owns interests in the Advisor, they may be considered to have an interest in this Proposal.

Advisory Agreements

The Advisor provides the Funds (other than the Income Equity Fund, the Long/Short Fund and the Income Fund (collectively, the "1st Source Funds")) with investment advisory services under an advisory and service contract dated January 27, 1998 (the "Initial Prior Advisory Agreement") and provides the 1st Source Funds with investment advisory services under an advisory and service contract dated December 15, 2008 (the "1st Source Prior Advisory Agreement," and the Initial Prior Advisory Agreement and 1st Source Prior Advisory Agreement are each a "Prior Advisory Agreement" and collectively, the "Prior Advisory Agreements"). Each of the foregoing Prior Advisory Agreements, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its assignment (as defined in the 1940 Act). Any change in control of the Advisor is deemed to be an assignment. The consummation of the Transaction may result in a change of control of the Advisor and, therefore, cause the automatic termination of each of the foregoing Prior Advisory Agreements. Accordingly, in anticipation of the Transaction, the Board considered whether it was in the best interests of each Fund and its shareholders to approve a new advisory and service contract between the Advisor and the Company on behalf of each Fund (the "New Advisory Agreement"). The Board, including the Independent Directors, approved the New Advisory Agreement and recommended its approval by shareholders. The 1940 Act also requires that the New Advisory Agreement be approved by the respective Fund's shareholders in order to become effective. To ensure the continuity of investment advisory services to the Funds after the closing of the Transaction and before shareholder approval of the New Advisory Agreement, the Board approved interim advisory agreements between the Advisor and the Company on behalf of the respective Funds (the "Interim Advisory Agreements") in accordance with Rule 15a-4 of the 1940 Act. See "Board Considerations" following Proposal 4 for the Board's consideration of the New and Interim Advisory Agreements.

The Initial Prior Advisory Agreement for the Funds (other than the 1st Source Funds) was approved by the Company's initial shareholder on December 5, 1986 for the Core Growth Fund, Micro Cap Fund, Small Cap Growth Fund, U.S. Treasury Fund and Ultra Growth Fund, on December 15, 2000 for the Global Science & Technology Fund, on June 19, 2002 for the International Growth Fund, on July 14, 2003 for the Micro Cap Value Fund, on May 10, 2004 for the Heritage Growth Fund, on December 22, 2004 for the International Opportunities Fund, on January 27, 2006 for the Strategic Income

Fund, on October 1, 2007 for the Emerging Markets Small Cap Fund, on September 1, 2007 for the Heritage Value Fund and on November 13, 2008 for the Global Opportunities Fund. The 1st Source Prior Advisory Agreement for the 1st Source Funds was approved by the Funds' initial shareholder on December 11, 2008. The Prior Advisory Agreements were last approved by the Board of Directors of the Company, including a majority of the Independent Directors, at a meeting of the Board of Directors held on January 28, 2009 for each Fund other than the Heritage Value Fund and the 1st Source Funds, on May 13, 2009 for the Heritage Value Fund, on May 14, 2008 for the Global Opportunities Fund and on August 27, 2008 for the 1st Source Funds.

Interim Advisory Agreements

Many of the terms of the Interim Advisory Agreements are similar to those of the corresponding Prior Advisory Agreements; however, there are differences in provisions relating to effective date, termination and compensation as described below.

The Interim Advisory Agreements will be effective upon the consummation of the Transaction and will continue to be in effect until the earlier of (i) 150 days following the date of its execution or (ii) the effective date of the New Advisory Agreement (provided such agreement has been approved in the manner required under the 1940 Act), unless terminated sooner in accordance with its terms. If shareholders of the Funds do not approve the New Advisory Agreement on behalf of their respective Fund, the Board will take such action as it deems to be in the best interests of the Fund. In addition, each Interim Advisory Agreement may be terminated with respect to any Fund by the Board of Directors of the Company or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund, without payment of any penalty, upon 10 days' written notice or by the Advisor upon 60 days' written notice to the other party.

The rate of compensation paid to the Advisor is the same under the Interim Advisory Agreement and the corresponding Prior Advisory Agreement. However, the compensation accrued under the Interim Advisory Agreements is being held in an interest bearing escrow account with the Funds' custodian or a bank. If the New Advisory Agreement is approved by shareholders of a Fund by the end of the 150 days following the effective date of the Interim Advisory Agreements, the amount held in the escrow account (including interest thereon) with respect to that Fund will be paid to the Advisor. However, if shareholders of a Fund do not approve the New Advisory Agreement by such date, the Advisor will be paid with respect to that Fund, out of the escrow account, the lesser of: (i) any costs incurred by the Advisor in performing the applicable Interim Advisory Agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (plus interest earned on that amount while in escrow) relating to that Fund.

New Advisory Agreement

The Board has unanimously approved and recommended that shareholders approve the New Advisory Agreement with the Advisor on behalf of their respective Fund. Subject to certain differences described below, the terms of the New Advisory

Agreement are substantially similar to those of the corresponding Prior Advisory Agreement. In this regard, the Advisor's fee under the Prior Advisory Agreement on behalf of the respective Fund will be the same under the New Advisory Agreement.

A form of the New Advisory Agreement is attached to this Proxy Statement as Exhibit B. The description of the terms of the New Advisory Agreement below is qualified in its entirety by reference to that Exhibit. Although the majority of provisions in the New Advisory Agreement are substantially identical to the Prior Advisory Agreements, certain significant differences between the Prior Advisory Agreements and the New Advisory Agreement are discussed below.

For each Fund, if approved by its shareholders, the New Advisory Agreement will become effective for such Fund on February 11, 2010, or such later date as shareholder approval is received.

Comparison of the Prior Advisory Agreements and New Advisory Agreement

The majority of the terms of the New Advisory Agreement are substantially identical to the Prior Advisory Agreements; however, there are some differences including the effective and termination dates, the elimination of a shareholder approval requirement of the advisory contract if the Advisor grants the use of the name to other entities (as described below), the ability to amend the New Advisory Agreement without shareholder approval if such approval is not required under applicable law, and an expanded ability to retain sub-advisors for Funds.

Advisory Services

The investment management services to be provided by the Advisor to each Fund under the New Advisory Agreement are the same as those services currently provided by the Advisor to each Fund under the Prior Advisory Agreements. Pursuant to both the Prior Advisory Agreements and New Advisory Agreement, the Advisor manages the investment and reinvestment of the assets of each Fund in accordance with each Fund's investment objective and policies and limitations, and administers each Fund's affairs to the extent requested by and subject to the supervision of the Board. There are no changes in the scope of services being provided. The Advisor does not anticipate any changes in the portfolio managers of the Funds as a result of the change of control. Further, there are no changes contemplated to the Funds' investment goals or strategies as a result therefrom.

Fees

Under the Prior Advisory Agreements and the New Advisory Agreement, each Fund pays to the Advisor an annual management fee, payable monthly, computed based on the Fund's average daily net assets, as shown on Exhibit C. The aggregate advisory fees for the Funds for the fiscal year ended September 30, 2009 are set forth in Exhibit C. The fees payable to the Advisor by each Fund under the New Advisory Agreement are the same as the fees payable by each Fund to the Advisor under the Prior Advisory Agreements. The Advisor has also contractually agreed to reimburse expenses for certain Funds to the extent necessary to limit the Funds' total operating expenses. More information about the contractual fee waivers are discussed below under "Expense Limitation Agreements".

Proprietary Rights

Under the Prior Advisory Agreements, the Advisor had proprietary rights in the Funds' names and the Company's name. The Advisor could withdraw from the Funds or the Company the use of their names. In addition, the Advisor reserved the right to grant the use of a similar name to another investment company or business enterprise. However, in doing so, the Advisor agreed to submit the question of continuing the Prior Advisory Agreements to a vote of the Funds' shareholders at the time.

This provision restricts the Advisor's ability to utilize its marks and reputation in the marketplace because the Advisor must incur the time and the cost of a proxy solicitation before permitting its name to be used with respect to entities other than the Company and its series. Under the New Advisory Agreement, the Advisor may grant the use of a similar name to another investment company or business enterprise, subject to approval by the Directors.

Amendments to Advisory Agreement

No amendment to the Prior Advisory Agreements was effective with respect to any Fund until approved by the vote of: (i) a majority of the directors of the Company who were not parties to the Prior Advisory Agreement ("Independent Directors") or "interested persons" (as defined in the 1940 Act) of the Advisor or of the Company cast in person at a meeting called for the purpose of voting on such approval; and (ii) a majority of the outstanding voting securities of the applicable Fund.

Generally, the 1940 Act would require shareholder approval to materially amend an advisory agreement. Under certain circumstances, however, the Securities and Exchange Commission (the "SEC") has permitted an advisory agreement to be amended without shareholder approval, such as to reduce the advisory fee or to modify the allocation of the fee between an advisor and sub-advisor, provided certain conditions were met. Although the Prior Advisory Agreements would require, in relevant part, shareholder approval for any amendment to the advisory contract, the New Advisory Agreement would permit amendments without shareholder approval if such approval is not required under the 1940 Act as interpreted by the SEC and its staff. Any amendment to the New Advisory Agreement, however, must still be approved by the Board of Directors, including a majority of the Independent Directors.

Retention of Sub-Advisor

In the Initial Prior Advisory Agreement, such agreement permitted the Advisor only with respect to the U.S. Treasury Fund, at its option and expense, to retain a sub-advisor or sub-advisor(s) to assist the Advisor in furnishing investment advice to such Fund. To clarify the Advisor's authority to retain a sub-advisor, at its own option and expense, for Funds other than the U.S. Treasury Fund, the New Advisory Agreement eliminates the reference to the U.S. Treasury Fund. This modified provision is similar to that in the 1st Source Prior Advisory Agreement which did not limit the authority to retain a sub-advisor to a specific fund. As with the Prior Advisory Agreements, any retention of a sub-advisor shall be subject to approval by the Board of Directors and to the extent required by law, the shareholders of such Funds. In addition, the Advisor shall still be responsible for monitoring compliance by such sub-advisor(s) with the investment policies and restrictions of the Company and such Fund and with such other limitations or directions as the Board may from time to time prescribe. Any appointment of a sub-advisor pursuant to the New Advisory Agreement shall in no way limit or diminish the Advisor's obligations and responsibility under the New Advisory Agreement.

Continuance

Each Prior Advisory Agreement was originally in effect for an initial term of two years and could be continued thereafter for successive one year periods if such continuance was specifically approved at least annually (i) by the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the applicable Fund and (ii) by the vote of a majority of the Directors of the Company who are not parties to the Prior Advisory Agreement or "interested persons", as defined in the 1940 Act, of the Advisor or the Company cast in person at a meeting called for the purpose of voting on such proposal. The New Advisory Agreement has an initial term of one year from the date of its execution and may continue subject to annual approval in the same manner as outlined in the Prior Advisory Agreements.

If approved by each Fund's shareholders at the Meeting, the New Advisory Agreement will continue in effect after its initial term provided that its continuance is approved for each Fund at least annually by (1) the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of each Fund and (2) the vote of a majority of the Independent Directors.

Termination

The Prior Advisory Agreements and New Advisory Agreement provide that the respective agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). In addition, the Prior Advisory Agreements and New Advisory Agreement are each terminable with respect to a Fund at any time, without payment of any penalty, by the Board of Directors or by a vote of a majority of a Fund's outstanding voting securities on 60 days' written notice to the Advisor, or by the Advisor upon 60 days' written notice to the other party.

Limitation on Liability

The Prior Advisory Agreements and New Advisory Agreement provide that the Advisor shall not be liable for any error of judgment or of law, or for any loss suffered by the Funds in connection with the matters to which the agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

Expense Limitation Agreements

Pursuant to expense limitation agreements, the Advisor has contractually agreed to limit until January 31, 2011 the total annual fund operating expenses of the Core Growth Fund and Small Cap Growth Fund to 1.50%, Global Science & Technology Fund, International Growth Fund and Small Cap Value Fund to 1.95%, Global Opportunities Fund, International Opportunities Fund, Micro Cap Fund and Micro Cap Value Fund to 2.25%, Ultra Growth Fund to 1.75%, U.S. Treasury Fund to 0.75%, Heritage Growth Fund, Heritage Value Fund and Strategic Income Fund to 0.95%, Income Equity Fund to 1.10%, and Emerging Markets Small Cap Fund to 2.10% of average net assets calculated on a daily basis and will pay all expenses excluding interest, taxes, brokerage commissions, other investment related costs and extraordinary expenses, in excess of such limitations. Acquired Fund fees and expenses are excluded from these contractual fee waivers. The expense limitation for the Emerging Markets Small Cap Fund will decrease to 2.05% when average net assets of the Fund reach $50 million; to 2.00% when average net assets of the Fund reach $100 million; and to 1.95% when average net assets of the Fund reach $150 million. The decrease will take effect on the first day of the quarter after such Fund's assets reach such threshold. After the Emerging Markets Small Cap Fund's assets reach a particular threshold, the expense limitation will remain at the applicable percentage even if the Fund's assets subsequently decrease below the required level.

Evaluation by the Board of Directors

The Board of Directors, including the Independent Directors, at its meeting on November 19, 2009, unanimously approved the New Advisory Agreement between the Company and the Advisor, and authorized the submission of this proposal to shareholders for approval. The New Advisory Agreement was approved by the Board after consideration of all factors which it determined to be relevant to its deliberations, including those discussed below. See "Board Considerations" following Proposal 4 below for a discussion of the Board's considerations in approving the New Advisory Agreement.

Shareholder Approval

Approval of Proposal 2 by a Fund requires the affirmative vote of the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares of such Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of such Fund entitled to vote thereon.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND APPROVE THE NEW ADVISORY AGREEMENT.

PROPOSAL 3 – U.S. TREASURY FUND

APPROVAL OF SUB-ADVISORY AGREEMENT

Background

As described in Proposal 2, Wasatch has agreed to buy back Mr. Samuel Stewart's interest in Wasatch, the holding company of the Advisor (i.e., the Transaction). The consummation of the Transaction may trigger a change in control of the Advisor, which would, in turn, result in the assignment and automatic termination of the sub-advisory agreement between the Advisor and HIMCO on behalf of the U.S. Treasury Fund.

Information about the Sub-Advisor

HIMCO is the sub-advisor to the U.S. Treasury Fund. HIMCO is a Texas corporation, and its principal place of business is 1250 S. Capital of Texas Highway, Building 3, Suite 600, Austin, Texas 78746. HIMCO had total assets under management of approximately $4.5 billion as of November 30, 2009.

The principal executive officers and directors of HIMCO are Van R. Hoisington, President, Ethel J. Hoisington, Vice President, Janice Teague Bright, Senior Vice President, Lacy Harris Hunt, Executive Vice President and Chief Compliance Officer, Van R. Hoisington, Jr., Executive Vice President and David M. Hoisington, Executive Vice President. Van R. Hoisington and Ethel J. Hoisington each control more than 25% of HIMCO.

HIMCO Sub-Advisory Agreement

HIMCO provides the investment sub-advisory services pursuant to a sub-advisory agreement between the Advisor and HIMCO dated June 21, 1996 (the "Prior HIMCO Sub-Advisory Agreement").

Pursuant to the Prior HIMCO Sub-Advisory Agreement and subject to the supervision of the Advisor, HIMCO directs the investment of the U.S. Treasury Fund's assets and is responsible for the continuing management of the Fund's assets, including the placement of purchase and sale orders on behalf of the Fund. The Prior HIMCO Sub-Advisory Agreement provides that the Advisor shall pay HIMCO a monthly management fee computed at the annual rate of 0.02% of the Fund's average daily net assets as long as and whenever the Fund has net assets less than $20 million and one half (1/2) of the monthly fee the Advisor receives from the Fund under the Prior HIMCO Advisory Agreement as long as and whenever the Fund has net assets of $20 million or more.

The Prior HIMCO Sub-Advisory Agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its assignment (as defined in the 1940 Act). A change in control of the Advisor is deemed to be an assignment. The consummation of the Transaction may result in a change of control of the Advisor and, therefore, cause the automatic termination of the Prior HIMCO Sub-Advisory Agreement. Accordingly, in anticipation of the Transaction, the Board considered whether it was in the best interests of the U.S. Treasury Fund and its shareholders to approve a new sub-advisory agreement between the Advisor and HIMCO on behalf of the U.S. Treasury Fund (the "New HIMCO Sub-Advisory Agreement"). The Board, including the Independent Directors, unanimously approved the New HIMCO Sub-Advisory Agreement and recommended its approval by shareholders. The 1940 Act also requires that the New HIMCO Sub-Advisory Agreement be approved by the Fund's shareholders in order to become effective. To assure the continuity of investment sub-advisory services to the U.S. Treasury Fund after the closing of the Transaction and before shareholder approval of the New HIMCO Sub-Advisory Agreement, the Board approved an Interim Sub-Advisory Agreement between the Advisor and HIMCO on behalf of the U.S. Treasury Fund (the "Interim HIMCO Sub-Advisory Agreement") in accordance with Rule 15a-4 of the 1940 Act. See "Board Considerations" following Proposal 4 for the Board's consideration of the New and Interim HIMCO Sub-Advisory Agreements.

The Prior HIMCO Sub-Advisory Agreement was approved by the Company's initial shareholder on December 6, 1986 for the U.S. Treasury Fund and was last approved by the Board of Directors of the Company, including a majority of the Independent Directors, at a meeting of the Board of Directors held on January 28, 2009.

Interim HIMCO Sub-Advisory Agreement

Many of the terms of the Interim HIMCO Sub-Advisory Agreement are similar to those of its corresponding Prior HIMCO Sub-Advisory Agreement; however, there are differences in provisions relating to effective date, termination and compensation as described below.

The Interim HIMCO Sub-Advisory Agreement will be effective upon the consummation of the Transaction and will continue to be in effect until the earlier of (i) 150 days following the date of its execution or (ii) the effective date of the New HIMCO Sub-Advisory Agreement (provided such agreement has been approved in the manner required under the 1940 Act), unless terminated sooner in accordance with its terms. If shareholders of the U.S. Treasury Fund do not approve the New HIMCO Sub-Advisory Agreement on behalf of the Fund, the Board will take such action as it deems to be in the best interests of the Fund. In addition, the Interim HIMCO Sub-Advisory Agreement may be terminated with respect to the U.S. Treasury Fund by the Board of Directors of the Company or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, without payment of any penalty, upon 10 days' written notice or by the Advisor or HIMCO upon 60 days' written notice to the other party.

The rate of compensation paid to HIMCO is the same under the Interim HIMCO Sub-Advisory Agreement and the Prior HIMCO Sub-Advisory Agreement. However, the compensation accrued under the Interim HIMCO Sub-Advisory Agreement is to be held in an interest bearing escrow account with the Fund's custodian or a bank. If the New HIMCO Sub-Advisory Agreement is approved by shareholders by the end of the 150 days following the effective date of the Interim HIMCO Sub-Advisory Agreement, the amount held in the escrow account (including interest thereon) will be paid to HIMCO. However, if shareholders do not approve the New HIMCO

Sub-Advisory Agreement by such date, HIMCO will be paid, out of the escrow account, the lesser of: (i) any costs incurred by HIMCO in performing the Interim HIMCO Sub-Advisory Agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (plus interest earned on that amount while in escrow).

New HIMCO Sub-Advisory Agreement

The Board has unanimously approved and recommended that shareholders approve the New HIMCO Sub-Advisory Agreement between the Advisor and HIMCO on behalf of the U.S. Treasury Fund. If approved by shareholders of the U.S. Treasury Fund, the New HIMCO Sub-Advisory Agreement will become effective on February 11, 2010, or such later date as shareholder approval is received.

The form of New HIMCO Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit D.1. The description of the terms of the New HIMCO Sub-Advisory Agreement is qualified in its entirety to that Exhibit. Subject to certain differences described below, the terms of the New HIMCO Sub-Advisory Agreement are substantially similar to that of the Prior HIMCO Sub-Advisory Agreement. In this regard, the Sub-Advisor's fee under the Prior HIMCO Sub-Advisory Agreement on behalf of the U.S. Treasury Fund will be the same under the New HIMCO Sub-Advisory Agreement.

Comparison of the Prior HIMCO Sub-Advisory Agreement and New HIMCO Sub-Advisory Agreement

The majority of the terms of the New HIMCO Sub-Advisory Agreement are substantially identical to the Prior HIMCO Sub-Advisory Agreement; however, there are some differences including the effective and termination dates and the ability to amend the New HIMCO Sub-Advisory Agreement without shareholder approval if such approval is not required under applicable law.

Sub-Advisory Services

The services to be provided under the New HIMCO Sub-Advisory Agreement are the same as those provided under the Prior HIMCO Sub-Advisory Agreement. There are no changes in the scope of services being provided. The Advisor does not anticipate any changes in the portfolio managers of the U.S. Treasury Fund as a result of the change of control. Further, there are no changes contemplated to the Fund's investment goals or strategies as a result therefrom.

Fees

The fees payable to HIMCO by the Advisor under the New HIMCO Sub-Advisory Agreement are the same as the fees payable under the Prior HIMCO Sub-Advisory Agreement. The fee paid to HIMCO by the Advisor for the U.S. Treasury Fund for the fiscal year ended September 30, 2009 was $376,977.

Amendments to HIMCO Sub-Advisory Agreement

No amendment to or modification of the Prior HIMCO Sub-Advisory Agreement would be effective unless and until approved by the vote of a majority of the outstanding shares of the U.S. Treasury Fund. The New HIMCO Sub-Advisory Agreement, however, may be changed by the Board without shareholder vote when those changes are permitted by the SEC. Generally, the 1940 Act would require shareholder approval to materially amend an advisory agreement, including sub-advisory agreements. Under certain circumstances, however, the SEC has permitted an advisory or sub-advisory agreement to be amended without shareholder approval, such as to reduce the advisory fee or to modify the allocation of the fee between an advisor and sub-advisor, provided certain conditions were met. Although the Prior HIMCO Sub-Advisory Agreement required, in relevant part, shareholder approval for any amendment to it, the New HIMCO Sub-Advisory Agreement would permit amendments without shareholder approval if such approval is not required under the 1940 Act as interpreted by the SEC and its staff. Any amendment to the New HIMCO Sub-Advisory Agreement, however, must still be approved by the Board of Directors, including a majority of the Independent Directors.

Continuance

The Prior HIMCO Sub-Advisory Agreement was originally in effect for an initial term of two years and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually (i) by the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the Company and (ii) by the vote of a majority of the Directors who were not parties to the Prior HIMCO Sub-Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting of such proposal. The New HIMCO Sub-Advisory Agreement has an initial term of one year from the date of its execution and may continue thereafter subject to annual approval in the same manner as outlined in the Prior HIMCO Sub-Advisory Agreement.

If approved by the U.S. Treasury Fund's shareholders at the Meeting, the New HIMCO Sub-Advisory Agreement will continue in effect after its initial term provided that its continuance is approved for the U.S. Treasury Fund at least annually by (1) the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the U.S. Treasury Fund and (2) the vote of a majority of the Independent Directors.

Termination

The Prior HIMCO Sub-Advisory Agreement and New HIMCO Sub-Advisory Agreement provide that the Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). In addition, the Prior HIMCO Sub-Advisory Agreement and New HIMCO Sub-Advisory Agreement are each terminable with respect to the U.S. Treasury Fund (a) by vote of the Board of Directors, or by the holders of a majority of the outstanding voting securities of the U.S. Treasury Fund, at any time without penalty, on 60 days' written notice to the Advisor and HIMCO, or (b) by the Advisor, upon 60 days' written notice to HIMCO, or (c) by HIMCO, upon 60 days' written notice to the Advisor.

Limitation on Liability

The Prior HIMCO Sub-Advisory Agreement and New HIMCO Sub-Advisory Agreement provide that HIMCO shall not be liable for any error of judgment or of law, or for any loss suffered by the U.S. Treasury Fund or its shareholders in connection with the performance of its duties under the Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under the Agreement.

Evaluation by the Board of Directors

The Board of Directors, including the Independent Directors, at its meeting on November 19, 2009, unanimously approved the New HIMCO Sub-Advisory Agreement between the Advisor and HIMCO, and authorized the submission of this proposal to shareholders of the U.S. Treasury Fund for approval.

The New HIMCO Sub-Advisory Agreement was approved by the Board after consideration of all factors which it determined to be relevant to its deliberations, including those discussed below. See "Board Considerations" following Proposal 4 for a discussion of the Board's considerations in approving the New and Interim HIMCO Sub-Advisory Agreements.

Shareholder Approval

Approval of Proposal 3 by the U.S. Treasury Fund requires the affirmative vote of the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares of such Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of such Fund entitled to vote thereon.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE U.S. TREASURY FUND APPROVE THE NEW HIMCO SUB-ADVISORY AGREEMENT.

PROPOSAL 4 – INCOME FUND

APPROVAL OF SUB-ADVISORY AGREEMENT

Background

As described in Proposal 2, the Advisor has agreed to buy back Mr. Samuel Stewart's interest in Wasatch, the holding company of the Advisor (i.e., the Transaction). The consummation of the Transaction may trigger a change in control of the Advisor, which will, in turn, result in the assignment and automatic termination of the sub-advisory agreement between the Advisor and 1st Source on behalf of the Income Fund.

Information about 1st Source

1st Source is the sub-advisor to the Income Fund. 1st Source is a registered investment advisor that has been in business since 2001. Its offices are located at 100 North Michigan Street, South Bend, Indiana 46601. 1st Source is a wholly owned subsidiary of 1st Source Bank, which is a wholly owned subsidiary of 1st Source Corporation, a publicly held bank holding company. 1st Source Bank, which was founded in 1936, and its affiliates, administer and manage on behalf of their clients, assets of approximately $2.3 billion. 1st Source had total assets under management of approximately $1.65 billion as of November 30, 2009.

The principal executive officers and directors of 1st Source are Philip M. Allen, Director, Paul W. Gifford, Vice President, Chief Investment Officer, Secretary and Treasurer, Lawrence E. Lentych, Director, Steven J. Wessell, President, Bruno P. Riboni, Vice President and Portfolio Manager, Robert W. Nelson, Vice President and Portfolio Manager, Tamara L. Simon, Chief Compliance Officer, Jason W. Cooper, Investment Officer and Scott R. Tapley, Vice President and Portfolio Manager.

1st Source Sub-Advisory Agreement

1st Source provides the investment sub-advisory services pursuant to a sub-advisory agreement between the Advisor and 1st Source dated December 15, 2008 (the "Prior 1st Source Sub-Advisory Agreement"). Pursuant to the Prior 1st Source Sub-Advisory Agreement, and subject to the supervision of the Advisor, 1st Source directs the investment of the Income Fund's assets and is responsible for the continuing management of the Fund's assets, including the placement of purchase and sale orders on behalf of the Fund. Under the Prior 1st Source Sub-Advisory Agreement, the Advisor has agreed to pay 1st Source a management fee, which is currently equal to 0.52% of the Income Fund's average daily net assets. 1st Source may voluntarily waive a portion or all of its fee in which case the Advisor may retain more of the advisory fee paid by the Income Fund under the Prior 1st Source Sub-Advisory Agreement and 1st Source may reimburse the Advisor for certain expenses.

The Prior 1st Source Sub-Advisory Agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its assignment (as defined in the 1940 Act). A change in control of the Advisor is deemed to be an assignment. The consummation of the Transaction may result in a change of control of the Advisor and, therefore, may cause the automatic termination of the Prior 1st Source Sub-Advisory Agreement. Accordingly, in anticipation of the Transaction, the Board considered whether it was in the best interests of the Income Fund and its shareholders to approve a new sub-advisory agreement between the Advisor and 1st Source on behalf of the Income Fund (the "New 1st Source Sub-Advisory Agreement"). The Board, including the Independent Directors, unanimously approved the New 1st Source Sub-Advisory Agreement and recommended its approval by shareholders. The 1940 Act also requires that the New 1st Source Sub-Advisory Agreement be approved by the Fund's shareholders in order to become effective. To assure the continuity of investment sub-advisory services to the Income Fund after the closing of the Transaction and before shareholder approval of the New 1st Source Sub-Advisory Agreement, the Board approved an Interim Advisory Agreement between the Advisor and 1st Source on behalf of the Income Fund (the "Interim 1st Source Sub-Advisory Agreement") in accordance with Rule 15a-4 of the 1940 Act. See "Board Considerations" following Proposal 4 for the Board's consideration of the New and Interim 1st Source Sub-Advisory Agreements.

The Prior 1st Source Sub-Advisory Agreement was approved by the Company's initial shareholder on December 11, 2008 for the Income Fund and was last approved by the Board of Directors of the Company, including a majority of the Independent Directors, at a meeting of the Board of Directors held on August 27, 2008.

Interim 1st Source Sub-Advisory Agreement

Many of the terms of the Interim 1st Source Sub-Advisory Agreement are similar to those of its corresponding Prior 1st Source Sub-Advisory Agreement; however, there are differences in provisions relating to effective date, termination and compensation as described below.

The Interim 1st Source Sub-Advisory Agreement will be effective upon the consummation of the Transaction and will continue to be in effect until the earlier of (i) 150 days following the date of its execution or (ii) the effective date of the New 1st Source Sub-Advisory Agreement (provided such agreement has been approved in the manner required under the 1940 Act), unless terminated sooner in accordance with its terms. If shareholders of the Income Fund do not approve the New 1st Source Sub-Advisory Agreement on behalf of the Fund, the Board will take such action as it deems to be in the best interests of the Fund. In addition, the Interim 1st Source Sub-Advisory Agreement may be terminated with respect to the Income Fund by the Board of Directors of the Company or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, without payment of any penalty, upon 10 days' written notice or by the Advisor or 1st Source upon 60 days' written notice to the other party.

The rate of compensation paid to 1st Source is the same under the Interim 1st Source Sub-Advisory Agreement and the Prior 1st Source Sub-Advisory Agreement. However, the compensation accrued under the Interim 1st Source Sub-Advisory Agreement is to be held in an interest bearing escrow account with the Fund's custodian or bank. If the New 1st Source Sub-Advisory Agreement is approved by shareholders by the end of the 150 days following the effective date of the Interim 1st

Source Sub-Advisory Agreement, the amount held in the escrow account (including interest thereon) will be paid to 1st Source. However, if shareholders do not approve the New 1st Source Sub-Advisory Agreement by such date, 1st Source will be paid, out of the escrow account, the lesser of: (i) any costs incurred by 1st Source in performing the Interim 1st Source Sub-Advisory Agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (plus interest earned on that amount while in escrow).

New 1st Source Sub-Advisory Agreement

The Board has unanimously approved and recommended that shareholders approve the New 1st Source Sub-Advisory Agreement between the Advisor and 1st Source on behalf of the Income Fund. If approved by shareholders of the Income Fund, the New 1st Source Sub-Advisory Agreement will become effective on February 11, 2010, or such later date as shareholder approval is received.

The form of the New 1st Source Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit D.2. The description of the terms of the New 1st Source Sub-Advisory Agreement is qualified in its entirety by reference to that Exhibit. Subject to certain differences described below, the terms of the New 1st Source Sub-Advisory Agreement are substantially similar to those of the corresponding Prior 1st Source Sub-Advisory Agreement. In this regard, although the Income Fund will continue to pay the same advisory fee, the allocation of this fee between the Advisor and 1st Source is being modified. Under the New 1st Source Sub-Advisory Agreement, 1st Source's sub-advisory fee is being reduced and the Advisor will retain a greater portion of the fee.

Comparison of the Prior 1st Source Sub-Advisory Agreement and New 1st Source Sub-Advisory Agreement

The majority of the terms of the New 1st Source Sub-Advisory Agreement are substantially similar to the Prior 1st Source Sub-Advisory Agreement; however, there are some differences including the effective and termination dates, the fees, and the ability to amend the New 1st Source Sub-Advisory Agreement without shareholder approval if such approval is not required under applicable law.

Sub-Advisory Services

The services to be provided by 1st Source under the New 1st Source Sub-Advisory Agreement are the same as those provided under the Prior 1st Source Sub-Advisory Agreement. There are no changes in the scope of services being provided from 1st Source, although the New 1st Source Sub-Advisory Agreement clarifies that among the services provided, 1st Source will provide timely advice regarding the valuation and voting of proxies for securities held by the Funds. The Advisor does not anticipate any changes in the portfolio managers of the Income Fund as a result of the change of control. Further, there are no changes contemplated to the Income Fund's investment goals or strategies as a result therefrom.

The Prior 1st Source Sub-Advisory Agreement had a Schedule A which listed services provided to the Income Fund by the Advisor. The New 1st Source Sub-Advisory

Agreement will not have this Schedule since the advisory services provided by the Advisor are set forth in the New Advisory Agreement and therefore the Schedule is not necessary.

Fees

The Income Fund currently pays an advisory fee of 0.55% of the Income Fund's average daily net assets to the Advisor. The Advisor (and not the Fund) pays 1st Source a fee currently equal to 0.52% of the Income Fund's average daily net assets under the Prior 1st Source Sub-Advisory Agreement. The Advisor will pay 1st Source 0.28% of the Income Fund's average daily net assets under the New 1st Source Sub-Advisory Agreement. This modification in the allocation of fees between the Advisor and 1st Source does not change the rate of management fee paid by the Income Fund. The fee paid to 1st Source by the Advisor for the Income Fund for the fiscal year ended September 30, 2009 was $416,014.

Amendments to Sub-Advisory Agreement

No amendment to or modification of the Prior 1st Source Sub-Advisory Agreement was effective unless and until approved by the vote of a majority of the outstanding shares of the Income Fund. The New 1st Source Sub-Advisory Agreement, however, may be changed without shareholder vote when those changes are permitted by the SEC. Generally, the 1940 Act would require shareholder approval to materially amend an advisory agreement, including sub-advisory agreements. Under certain circumstances, however, the SEC has permitted an advisory or sub-advisory agreement to be amended without shareholder approval, such as to reduce the advisory fee or to modify the allocation of the fee between an advisor and sub-advisor, provided certain conditions were met. Although the Prior 1st Source Sub-Advisory Agreement required, in relevant part, shareholder approval for any amendment to it, the New 1st Source Sub-Advisory Agreement would permit amendments without shareholder approval if such approval is not required under the 1940 Act as interpreted by the SEC and its staff. Any amendment to the New 1st Source Sub-Advisory Agreement, however, must still be approved by the Board of Directors, including a majority of the Independent Directors.

Continuance

In the Prior 1st Source Sub-Advisory Agreement, the agreement was originally in effect for an initial term of two years and could be continued thereafter for successive one year periods if such continuance was specifically approved at least annually (i) by the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the Company and (ii) by the vote of a majority of the Directors who are not parties to the Prior 1st Source Sub-Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting of such proposal. The New 1st Source Sub-Advisory Agreement has an initial term of one year from the date of its execution and may continue subject to annual approval in the same manner as outlined in the Prior 1st Source Sub-Advisory Agreement.

If approved by the Income Fund's shareholders at the Meeting, the New 1st Source Sub-Advisory Agreement will continue in effect after its initial term provided that its continuance is approved for the Income Fund at least annually by (1) the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the Income Fund and (2) the vote of a majority of the Independent Directors.

Termination

The Prior 1st Source Sub-Advisory Agreement and New 1st Source Sub-Advisory Agreement provide that the respective agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). In addition, the Prior 1st Source Sub-Advisory Agreement and New 1st Source Sub-Advisory Agreement are each terminable with respect to the Income Fund (a) by vote of the Board of Directors, or by the holders of a majority of the outstanding voting securities of the Income Fund, at any time without penalty, on 60 days' written notice to the Advisor and 1st Source, or (b) by the Advisor, upon 60 days' written notice to 1st Source, or (c) by 1st Source, upon 60 days' written notice to the Advisor.

Limitation on Liability

Each of the Prior 1st Source Sub-Advisory Agreement and the New 1st Source Sub-Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund or its shareholders in connection with the performance of its duties under the Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under the Agreement.

Evaluation by the Board of Directors

The Board of Directors, including the Independent Directors, at its meeting on November 19, 2009, unanimously approved the New 1st Source Sub-Advisory Agreement between the Advisor and 1st Source, and authorized the submission of this proposal to shareholders for approval.

The New 1st Source Sub-Advisory Agreement was approved by the Board after consideration of all factors which it determined to be relevant to its deliberations, including those discussed below. See "Board Considerations" following this Proposal 4 for a discussion of the Board's considerations in approving the New and Interim 1st Source Sub-Advisory Agreements.

Shareholder Approval

Approval of Proposal 4 by the Income Fund requires the affirmative vote of the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares of such Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of such Fund entitled to vote thereon.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE INCOME FUND APPROVE THE NEW 1ST SOURCE SUB-ADVISORY AGREEMENT.

BOARD CONSIDERATIONS

At a meeting held on November 19, 2009, the Board of Directors of the Company, including the Independent Directors, unanimously approved the New Advisory Agreement between the Company and the Advisor on behalf of each Fund; the New HIMCO Sub-Advisory Agreement between the Advisor and HIMCO on behalf of the U.S. Treasury Fund; and the New 1st Source Sub-Advisory Agreement between the Advisor and 1st Source on behalf of the Income Fund. As noted above, HIMCO and 1st Source are each a "Sub-Advisor" and the New HIMCO Sub-Advisory Agreement and New 1st Source Sub-Advisory Agreement are each a "New Sub-Advisory Agreement" and collectively, the "New Sub-Advisory Agreements."

Prior to the meeting, the Independent Directors had been advised that Wasatch intended to acquire Mr. Samuel Stewart's shares in Wasatch, the parent company of the Advisor (i.e., the Transaction). Mr. Stewart currently owns over 25% of the outstanding voting securities of Wasatch and therefore is presumably a controlling person of Wasatch. Currently, the Advisor provides the Funds (other than the 1st Source Funds) with investment advisory services under the Initial Prior Advisory Agreement and provides the 1st Source Funds with investment advisory services under the Prior 1st Source Advisory Agreement (each a Prior Advisory Agreement and collectively, the Prior Advisory Agreements (as defined above)). In addition, HIMCO provides sub-advisory services to the U.S. Treasury Fund pursuant to the Prior HIMCO Sub-Advisory Agreement. Similarly, 1st Source provides sub-advisory services to the Income Fund pursuant to the Prior 1st Source Sub-Advisory Agreement. The Prior HIMCO Sub-Advisory Agreement and Prior 1st Source Sub-Advisory Agreement are each a "Prior Sub-Advisory Agreement" and collectively, the "Prior Sub-Advisory Agreements".

Each of the foregoing advisory and sub-advisory agreements, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its assignment (as defined in the 1940 Act). A change in control of the Advisor is deemed to be an assignment. The consummation of the Transaction may result in a change of control of the Advisor and, therefore, cause the automatic termination of each of the foregoing agreements. Accordingly, in anticipation of the Transaction, the Board considered whether it was in the best interests of each Fund and its shareholders to approve the New Advisory Agreement between the Advisor and the Company on behalf of the Funds; whether it was in the best interests of the U.S. Treasury Fund and its shareholders to approve the New Sub-Advisory Agreement between HIMCO and the Advisor on behalf of the U.S. Treasury Fund; and whether it was in the best interests of the Income Fund and its shareholders to approve the New 1st Source Sub-Advisory Agreement between 1st Source and the Advisor on behalf of the Income Fund to take effect immediately after shareholder approval of the New Advisory Agreement and New Sub-Advisory Agreements. The Board, including the Independent Directors, approved the New Advisory Agreement and New Sub-Advisory Agreements and recommended their approval by shareholders. The 1940 Act also requires that the New Advisory Agreement and New Sub-Advisory Agreements be approved by the respective Fund's shareholders in order to become effective. To assure the continuity of investment advisory services to the Funds after the closing of the Transaction and before shareholder approval of the New Advisory Agreement and New Sub-Advisory Agreements, the Board approved Interim Advisory Agreements between the Advisor and Company on behalf of the respective Funds, the Interim HIMCO Sub-Advisory Agreement between the Advisor and HIMCO on behalf of the U.S. Treasury Fund and the Interim 1st Source Sub-Advisory Agreement between the Advisor and 1st Source on behalf of the Income Fund to take effect upon the closing of the Transaction. See below for the Board's consideration of the new interim agreements.

The Board of Directors considered the New Advisory Agreement and New Sub-Advisory Agreements at their meetings held on November 11, 2009 and November 19, 2009 (collectively, the "Board Meetings"). In preparation for their role in the evaluation of the New Advisory Agreement and New Sub-Advisory Agreements, the Independent Directors also met in Executive Sessions on November 2, 2009, November 10, 2009, November 11, 2009 and November 19, 2009. At these Board Meetings and Executive Sessions, they were joined by independent legal counsel. In advance of these Board Meetings, the Board and independent legal counsel received materials and other information which outlined, among other things:

•  the terms and conditions of the New Advisory Agreement and New Sub-Advisory Agreements, including the nature, extent and quality of services provided by the Advisor and each Sub-Advisor;

•  the organization and business operations of the Advisor and Sub-Advisors, including the experience of persons who have managed and who will manage the respective Fund;

•  the profitability of the Advisor from serving as adviser to the respective Fund (plus profitability analysis for advisers to unaffiliated investment companies);

•  the management fees of the Advisor, including comparisons of such fees with the management fees of comparable, unaffiliated funds prepared by an independent third party and the Advisor's fees for other clients;

•  the sub-advisory fees of each Sub-Advisor with respect to the U.S. Treasury Fund and Income Fund (including the respective Sub-Advisor's fee schedule for other clients);

•  the expenses of each Fund, including comparisons with the expense ratios of comparable, unaffiliated funds compiled by an independent third party; and

•  the respective Fund's past performance plus such Fund's performance compared to funds of similar investment objectives compiled by independent third parties and with recognized benchmarks.

In connection with their review of the New Advisory Agreement and New Sub-Advisory Agreements, the Independent Board Members, through their independent legal counsel, also requested in writing and received information regarding the proposed Transaction and its impact on the provision of services by the Advisor. The materials described, among other things:

•  the structure of the Transaction;

•  the strategic plan for the Advisor following the Transaction, including succession plans for personnel;

•  the governance structure for the Advisor following the Transaction;

•  any anticipated changes in the operations of the Funds following the Transaction, including discussing the day-to-day management, infrastructure and advisory or other applicable services provided to the Funds; and

•  any changes to senior management or key personnel who work on Fund related matters (including portfolio management and investment oversight); the continuing role of Mr. Stewart with the Advisor following the Transaction; and any retention or incentive arrangements for such persons.

The Independent Directors also received from independent counsel a legal memorandum outlining, among other things, the duties of the Independent Directors under the 1940 Act, as well as the general principles of relevant state law in reviewing and approving advisory contracts, including with respect to a change of control; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the Board in voting on advisory agreements.

During the Executive Sessions noted above, the Independent Directors had several meetings and deliberations with and without Advisor personnel present, and with the advice of legal counsel, regarding the proposed Transaction and the terms of the New Advisory Agreement and New Sub-Advisory Agreements. During the Meetings and Executive Sessions, the Independent Directors considered, among other things, the terms of the proposed Transaction; the impact of the purchase of the shares of Wasatch from Mr. Stewart and other personnel on the Advisor's cash flow; the impact, if any, of the Transaction on the services provided to the Funds; the compensation arrangements of Advisor personnel (including the distribution of equity ownership in Wasatch among various employees in conjunction with the Transaction); the general plans and intentions with respect to the Advisor (including with respect to management, employees, future growth prospects and succession planning); the costs associated with obtaining the necessary shareholder approvals; the services provided by the Advisor, including its research capabilities; Fund performance; the Advisor's fees and profitability; economies of scale and breakpoints; the approach of closing Funds to investors; the expense limitation agreements; and soft dollars. The Independent Directors, in consultation with independent counsel, also reviewed the factors set out in judicial decisions and SEC directives relating to the approval of advisory contracts. The information provided for the Board Meetings supplements the information the Board receives throughout the year regarding a Fund's performance, expense ratios, portfolio composition, trade execution and sales activity. In this regard, the Independent Directors have considered and recognized the challenging market conditions that have existed during recent times and have therefore considered the Funds' performance in light of these market conditions.

As outlined in more detail below, the Independent Directors considered all factors they believed relevant with respect to the Funds, including the following: (a) the nature, extent and quality of the services to be provided by the Advisor and Sub-Advisors; (b) the investment performance of the respective Fund (as described in further detail in Section (B) below); (c) the profits to be realized by the Advisor from the relationship with the Fund; (d) the extent to which economies of scale would be realized as a Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors. The Independent Directors also considered such factors in light of the pending Transaction and its impact, if any.

A.  Nature, Extent and Quality of Services

In evaluating the nature, extent and quality of the Advisor's and Sub-Advisors' services, the Independent Directors reviewed information concerning the types of services (advisory and non-advisory or administrative services) that the Advisor and Sub-Advisors provide to the respective Fund; the performance record of the applicable Fund; and information describing the Advisor's and Sub-Advisors' organization and business, including the impact of the Transaction on the Advisor and its ability to perform its services following the Transaction. In connection with their service as Independent Directors of the Company, the Independent Directors also periodically have met with the Advisor's and Sub-Advisors' personnel and have evaluated their professional experience, qualifications and credentials as well as their investment approach and research process. Given the Independent Directors' experience with the Funds, Advisor and Sub-Advisors, the Independent Directors were familiar with and have a good understanding of the organization, operations, investment philosophy and personnel of the Advisor and Sub-Advisors.

In connection with their review of the advisory services being provided, the Independent Directors considered the investment philosophy and investment mandates of each Fund and whether the Advisor and Sub-Advisors (as applicable) have performed consistently with such philosophy and mandates. While the Directors believe that the Advisor and Sub-Advisors have consistently applied their traditional investment philosophy and processes in managing the applicable Funds, the Directors also recognized the Advisor's continual review of its research process in order to keep refining and improving its investment process, particularly in light of recent market conditions. The Independent Directors further recognized that the Advisor's investment process and philosophy were not expected to change following the Transaction.

The Independent Directors also considered the expected impact, if any, of the Transaction on the operations, organization and personnel of the Advisor. In this regard, the Independent Directors recognized the continuing role of Mr. Stewart with the Advisor who has contractually agreed to remain with the Advisor for at least three additional years. The Independent Directors also considered the recent changes in the capacities of certain Advisor personnel, including a new chief executive officer. The Independent Directors noted that the Transaction was not expected to modify the advisory services provided to the Funds. In this regard, the advisory services to be provided under the New Advisory Agreement are the same as provided by the Advisor under its Prior Advisory Agreement. The portfolio manager(s) of the respective Funds were expected to be the same following the Transaction. The Independent Directors recognized that the Transaction was, in part, the result of the Advisor's succession planning providing other Advisor personnel with an equity ownership interest in the Advisor. Accordingly, in its review of the succession planning of the Advisor, the Independent Directors considered the compensation arrangements of the Advisor's personnel (including the new distribution of equity shares in Wasatch), to evaluate the Advisor's ability to attract and retain key employees (including portfolio managers), preserve stability over the long term and reward performance without providing an incentive for taking undue risks.

In addition to the foregoing, in light of the regulatory emphasis on compliance, in reviewing the services that have been provided to a Fund, the Independent Directors also considered the Advisor's and Sub-Advisors' compliance and regulatory history.

In their review of services, the Independent Directors also evaluated the quality of administrative or non-advisory services provided. The terms of the New Advisory Agreement provide that the Advisor shall administer the Company's affairs to the extent requested by and subject to the supervision of the Board for the period and terms of the contract. In this regard, the Advisor provides business, administrative, compliance, marketing and other services required to operate the Funds, such as assistance with preparation and filing of regulatory and tax reports, preparation and distribution of prospectuses and shareholder reports, provision of information to Fund directors, analysis to ensure compliance with federal and state laws and regulations, valuation of portfolio securities, and oversight of the performance of the Funds' service providers (e.g., administrator, fund accountant, transfer agent and custodian). The Advisor also pays for office space and facilities for each Fund. In reviewing the services provided, the Independent Directors noted that the Transaction was not expected to adversely affect the nature, quality or extent of these services provided by the Advisor.

With respect to the Sub-Advisors, it was noted that the Sub-Advisory Agreements are essentially agreements for portfolio management services only and the Sub-Advisors were not expected to supply other significant administrative services. In addition, the Transaction was not expected to modify the allocation of services between the Advisor and Sub-Advisors nor the services provided by the respective Sub-Advisor.

Based on their review, the Independent Directors found that, overall, the nature, extent and quality of services provided under the New Advisory Agreement and the New Sub-Advisory Agreements were satisfactory on behalf of each applicable Fund.

B.  The Investment Performance of the Funds

In evaluating each Fund's performance, the Directors reviewed both short-term and long-term performance of each Fund relative to its peer group and relevant benchmarks. More specifically, the Independent Directors reviewed, among other things, materials reflecting the respective Fund's historic performance for the quarter, one-, three-, five-, and ten-year periods ending September 30, 2009 (as applicable and the average annual return since inception for Funds with a shorter duration) compared to its respective benchmarks and unaffiliated funds in its investment category. Additionally, the Independent Directors reviewed a report prepared by an unaffiliated third party comparing the respective Fund's total return for the one-, two-, three-, four-, five-, and ten-year periods ending September 30, 2009 (as applicable) compared to the performance of unaffiliated funds with similar investment objectives or classifications (a "Peer Group") and a benchmark (the "Benchmark") for the prescribed periods. In addition, the Independent Directors received reports prepared by a second unaffiliated party, which generally included an analyst report on the respective Fund for the following Funds: Core Growth, Heritage Growth, Income Equity, International Growth, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, and Ultra Growth. This information supplemented the performance information provided to the Board at each of its quarterly meetings as well as at other meetings or executive sessions during the year. Further, the Independent Directors also recognized the limitations on some of the usefulness of the performance comparison information as the closest Peer Group for a Fund may not adequately reflect the Wasatch Fund's investment strategies and may be invested in sectors or industries in which the respective Fund has limited or no exposure. The Independent Directors further considered the performance of the Funds in the context of the volatile market conditions during recent times. As noted above, the Independent Directors also considered that the portfolio management personnel responsible for the management of the Funds' portfolios were expected to continue to manage the portfolios following the completion of the Transaction. Based on their review and factoring in the severity of market turmoil in recent periods, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory. In reaching this assessment, the Independent Directors considered that the Emerging Market Small Cap Fund, Global Opportunities Fund and Heritage Value Fund are each relatively new funds with available performance history of two years or less. Although short performance periods limit the ability to assess performance, such Funds outperformed their Benchmarks for the one-, two-year or since inception periods (as available). Similarly, the Micro Cap Value and Small Cap Growth Funds outperformed their Benchmarks during their performance history. With the exception of the four- and five-year periods for the Heritage Growth Fund and the two-year period for the International Opportunities Fund, such Funds outperformed their Benchmarks. The 1st Source Funds are new to the Wasatch family and with the exception of the one-year period ending September 30, 2009 for the Income Fund, such Funds outperformed their Benchmarks. Although the Ultra Growth and Core Growth Funds outperformed their Benchmarks over the ten-year period, the Independent Directors have recognized that these Funds had underperformed their Benchmarks during more recent periods. However, these Funds have now outperformed their Benchmarks for the one-year period ended September 30, 2009. Similarly, the International Growth Fund had been underperforming its Benchmark but outperformed it in the one-year ended September 30, 2009. Although the Micro Cap Fund outperformed its Benchmark over the ten-year period, the Fund has underperformed its Benchmark in more recent periods. In addition, the Strategic Income and Global Science & Technology Funds have underperformed their Benchmarks. However, during this period, the Board has met with management to review the performance of the Funds, including the foregoing Funds, the factors affecting performance, the investment process and philosophy, and investment strategies. As noted above, the Independent Directors recognized that the Advisor consistently reviews its investment process to refine and improve its process, including focusing more on larger positions and enhancing its shared research and collaborative culture among its more experienced investment personnel, and were satisfied with the initiatives taken.

C.  Fees, Expenses and Profitability

1.  Fees and Expenses

The Independent Directors considered the fees of the Advisor and Sub-Advisors. In their evaluation of fees and expenses, the Independent Directors reviewed the Advisor's management fees and expense ratios for each Fund in absolute terms as well as with comparisons of fees and expenses of funds with similar objectives. In this regard, the Independent Directors reviewed and considered, among other things, comparisons of the respective Fund's actual management fees, total expenses (including and excluding 12b-1/non-12b-1 service fees), and non-management expenses (such as transfer agency, custodian, administrative and accounting fees) with those of unaffiliated funds in its Peer Group compiled by an independent third party. In this regard, the Independent Directors noted that the following Funds had advisory fees and/or total expense ratios below or near the median for its respective Peer Group (the Heritage Growth Fund, Heritage Value Fund, Small Cap Growth Fund (an advisory fee above the median but actual total expenses were the same as or slightly above the median), the Strategic Income Fund and the Long/Short Fund (an advisory fee above the median but total expense ratio below or the same as the median). The remaining Funds have advisory and total expenses that were higher than the median of their Peer Group. In reviewing these fees, the Independent Directors considered that the following Funds also have generally good performance (the 1st Source Funds, U.S. Treasury Fund, Micro Cap Value Fund, International Opportunities Fund, Global Opportunities Fund and Emerging Market Small Cap Fund) or generally good long-term ten-year performance (the Core Growth Fund, Micro Cap Fund, Small Cap Value Fund and Ultra Growth Fund). In addition, the Independent Directors recognized that the advisory fees and expense caps of the International Opportunities Fund,

Micro Cap Fund, and Micro Cap Value Fund were reduced last year. With respect to the Global Opportunities Fund, the Independent Directors recognized the considerable experience of the portfolio manager.

In reviewing fees, the Independent Directors also considered the expense limitation agreement provided by the Advisor for the applicable Funds and the amounts the Advisor has reimbursed to the Funds for the last three fiscal years (if any) which effectively reduces the amount of advisory fees paid to the Advisor. As a result of the market declines in 2008 and 2009, the Independent Directors recognized that the Advisor has been reimbursing various Funds for expenses pursuant to its expense limitation agreement. In this regard, the Advisor reimbursed certain expenses for the following Funds: Emerging Markets Small Cap, Global Opportunities, Global Science & Technology, Heritage Growth, Heritage Value, International Opportunities, Micro Cap Value, Strategic Income, Ultra Growth, U.S. Treasury, and Income Equity.

The Independent Directors noted that the fees under the New Advisory Agreement and New Sub-Advisory Agreements were the same as under the corresponding Prior Advisory Agreement and Prior Sub-Advisory Agreement, except for the sub-advisory fee of the Income Fund. With respect to the Income Fund, the Independent Directors noted that while the advisory fee remained the same under the New Advisory Agreement, the sub-advisory fee under the New Sub-Advisory Agreement was reduced, as described below. Accordingly, because the Advisor pays 1st Source the sub-advisory fee, the Advisor would retain a greater portion of the overall management fee of the Income Fund.

In addition to reviewing fees and expenses in absolute terms and in comparisons to peers, the Independent Directors recognized the Advisor's research intensive investment approach and the related costs, including, in particular, the Advisor's significant investment in its research personnel as well as its global research process to cover an international landscape (such as for Funds including Emerging Markets Small Cap, Global Opportunities, Global Science & Technology, International Growth, and International Opportunities). The Independent Directors also noted the Advisor's continued investment philosophy to close a Fund to new and/or existing investors when necessary to preserve the integrity of a Fund's investment strategy, particularly for Funds that primarily invest in smaller companies. Although all the Funds are currently open to investors, the Funds that have been closed to investors in the past include: Core Growth, Global Science & Technology, International Growth, International Opportunities, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value and Ultra Growth Funds. The Independent Directors recognized that this practice may result in the Advisor foregoing additional fees on a larger asset base and exposing the Advisor to reduced revenues from asset outflows. The Independent Directors seek to encourage the Advisor's practice of closing Funds when necessary or appropriate to maintain or enhance performance. Given the foregoing factors, the Independent Directors determined that the current advisory fee levels were acceptable.

2.  Fees Charged to Other Advisor and Sub-Advisor Clients

In reviewing fees, the Independent Directors also compared the advisory fees to the fees the Advisor assesses other types of clients, including institutional and high net worth separate accounts and a private investment company. Currently, the Advisor manages separate account client assets in styles similar to those used for certain Funds, including Core Growth, Emerging Markets Small Cap, Heritage Growth, International Growth, Micro Cap, Small Cap Growth, Small Cap Value, Ultra Growth and Income Equity Funds. With respect to separate accounts, the fees for these accounts are generally lower than the comparable Fund (except the fees are the same in the case of the Heritage Growth Fund). The Independent Directors considered the differences in the product types, including the services provided. In this regard, the Independent Directors have noted that the range of services provided to a Fund in managing and operating a registered investment company is more extensive than those provided to a separately managed account. The Advisor provides services to each Fund that extends beyond the portfolio management services provided to its separate account clients. As described in more detail above, these services include business, administrative, compliance, marketing and other services required to operate a Fund. Further, the Independent Directors recognized that each Fund operates in a highly regulated industry requiring extensive compliance. Such responsibilities generally are not required to the same extent for separate accounts. Accordingly, the Independent Directors determined that the nature and number of services provided to operate a Fund merit higher fees than those of separate accounts. Similarly, with respect to the private investment company, such company is not subject to the extensive regulatory scheme required of operating registered investment companies such as the Funds, and therefore the services required differ. In addition, the Independent Directors noted the advisory fee arrangement of the private investment company with the Advisor provides for a performance fee and therefore its fee structure differs significantly from that of the Funds.

In considering the fees of the Sub-Advisors for the Income Fund and U.S. Treasury Fund, the Independent Directors also considered the pricing schedule the respective Sub-Advisor charges for similar investment management services for other clients. In this regard, the sub-advisory fee for the U.S. Treasury Fund was at the lower end of the Sub-Advisor's fee schedule. Similarly, the sub-advisory fee for the Income Fund was at the low end of fees 1st Source assesses for institutional accounts. In addition, as noted above, the Independent Directors recognized that although the overall advisory fee paid by the Income Fund remained the same, the sub-advisory fee to 1st Source was proposed to be reduced from 0.52% of average daily net assets to 0.28% of average daily net assets. Accordingly, the Advisor would retain a greater portion of the advisory fee paid by the Income Fund. The Independent Directors also noted that the sub-advisory fees were established through arm's length negotiations between the Advisor and the Sub-Advisors which are unaffiliated with the Advisor.

3.  Profitability of Advisor

The Independent Directors reviewed pro forma profitability information for the Advisor derived from its relationship with each Fund for the fiscal year ending September 30, 2009. In reviewing profitability, the Independent Directors reviewed the methodology utilized to allocate revenue and expenses of the Advisor among the Funds. In considering profitability, the Independent Directors recognized the inherent limitations in determining profitability which may be affected by many factors, including the allocation of expenses across multiple investment products served by the Advisor. The allocation of research and personnel expenses is also particularly difficult given the Advisor's shared research culture. In addition, the Independent Directors noted that it is difficult to predict with any degree of certainty the impact of the Transaction on the Advisor's profitability. Notwithstanding the foregoing, the Independent Directors considered the obligations of Wasatch to purchase the shares in Wasatch of Mr. Stewart and other personnel and the impact of this obligation on the Advisor's cash flow.

In addition to reviewing the Advisor's profitability, the Directors also reviewed the Advisor's relative profitability compared to publicly available information concerning unaffiliated advisers. However, the Independent Directors recognized the difficulties in comparing the profitability of various advisors given that individual fund or product line profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by numerous factors including the structure of the particular adviser, the types of funds managed, its business mix, expense allocations, and the adviser's capital structure and cost of capital. The Independent Directors noted that the Advisor's profitability is within a reasonable range compared to the peer group of unaffiliated advisers. Based on their review, the Independent Directors were satisfied that the Advisor's level of profitability from its relationship with each Fund was not unreasonable in light of the services provided.

The Directors also noted that during the past year the Advisor's revenues have shrunk significantly due to reductions in assets under management caused by the generally poor market for equities and shareholder withdrawal. The Directors also discussed the Advisor's response to this reduction in revenue which included, among other things, reductions in administrative staff (but not reductions in research personnel) and significant salary freezes and reductions for Advisor employees. The Directors carefully considered the impact, if any, of these reductions on the Advisor's profitability and on the respective Funds.

With respect to the Sub-Advisors, although a profitability analysis was not available, the Independent Directors received certain financial statements of the Sub-Advisors. Given that the Sub-Advisors' fee is at the low end of their respective fee schedules, the fact that the sub-advisory fee is established through arm's length negotiations, and the range of fees the Sub-Advisor assesses to other clients, the Independent Directors concluded that HIMCO's and 1st Source's profitability from its relationship with the U.S. Treasury Fund and Income Fund, respectively, is not unreasonable.

In addition to the above, the Independent Directors also considered that the Advisor benefits from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute a Fund's purchases and sales of securities, as described in further detail below.

D.  Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

In reviewing advisory fees, the Independent Directors recognized that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above certain levels. With respect to funds investing in small and micro-cap companies including the Emerging Markets Small Cap, International Opportunities, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Core Growth, Global Opportunities, International Growth and Ultra Growth Funds, the Independent Directors recognized that the economies of scale and profit potential that may be achieved may be limited. In this regard, the Independent Directors were aware that it is more difficult to replicate performance in the small and micro-cap funds at larger asset sizes and therefore, as noted above, a Fund may be closed to new and/or existing shareholders from time to time. This practice enhances the Advisor's focus on achieving performance by maintaining assets at levels it can effectively manage but may limit economies of scale derived from a larger asset base. The Independent Directors, as noted, also recognized that this practice may limit the Advisor's profit potential from earning additional fees on a larger asset base and expose the Advisor to reduced revenues caused by asset outflows when Funds are closed to investors. The Independent Directors also noted the costs associated with the Advisor's research intensive investment approach. With respect to the larger-cap Funds, the Independent Directors further recognized the Advisor's position that to the extent economies of scale exist, the proposed level of advisory fee reflects such economies of scale. In addition, the Independent Directors recognized the reduction in assets under management of the Funds during the past year and the corresponding impact on the Advisor to reimburse fees pursuant to its expense limitation agreement discussed above. Considering the factors above, the Independent Directors concluded the absence of breakpoints was acceptable and that such economies as exist are adequately reflected in the Advisor's fee structure.

E.  Indirect Benefits

In evaluating fees, the Independent Directors also considered any indirect benefits or profits the Advisor or its affiliates may receive as a result of its relationship with the Funds. In this regard, the Independent Directors considered that the Advisor benefits from soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund's brokerage transactions. The Advisor may receive soft dollar benefits from each Fund, subject to the exceptions noted below for the sub-advised Funds. The Independent Directors reviewed information regarding the soft dollar arrangements including, among other things, the commissions paid, the research credits earned and the services provided. Further, the Independent Directors at prior meetings have had extensive discussions regarding the soft dollar arrangements. The Independent Directors recognized that soft dollar arrangements provide benefits to the Advisor derived from a Fund's transactions by obtaining research that it would otherwise have to acquire with hard dollars. Accordingly, the Advisor's profitability would be somewhat lower if it did not receive the research services pursuant to soft dollar arrangements. With respect to the Sub-Advisors, the Independent Directors recognized that HIMCO currently does not have soft dollar arrangements although 1st Source may benefit from soft dollar arrangements. The Independent Directors took these "fall out" benefits, if any, into account when reviewing the level of advisory or sub-advisory fees.

F.  Approval

The Independent Directors did not identify any single factor discussed previously as all important or controlling. The Independent Directors, including a majority of Independent Directors, concluded that the terms of the New Advisory Agreement for each Fund, the New HIMCO Sub-Advisory Agreement for the U.S. Treasury Fund, and the New 1st Source Sub-Advisory Agreement for the Income Fund were fair and reasonable, that the Advisor's and Sub-Advisors' fees are reasonable in light of the services provided to the respective Fund, and that the New Advisory Agreement should be and was approved on behalf of each Fund and the New Sub-Advisory Agreements should be and were approved on behalf of the U.S. Treasury Fund and the Income Fund, respectively.

Approval of Interim Agreements

At the Meeting on November 19, 2009, the Board, including the Independent Directors, also unanimously approved the Interim Advisory Agreements, the Interim HIMCO Sub-Advisory Agreement and Interim 1st Source Sub-Advisory Agreement (the Interim HIMCO Sub-Advisory Agreement and Interim 1st Source Sub-Advisory Agreement are collectively, the "Interim Sub-Advisory Agreements"). If necessary to ensure continuity of advisory services, the Interim Advisory Agreements and Interim Sub-Advisory Agreements will take effect upon the closing of the Transaction. The terms of each Interim Advisory Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Prior Advisory Agreement and Prior Sub-Advisory Agreement, respectively, except for the effective date, termination and escrow provisions required under applicable law. In light of the foregoing, the Board, including the Independent Directors, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Advisory Agreement and Interim Sub-Advisory Agreement are at least equivalent to the scope and quality of services provided under the applicable Prior Advisory Agreement and Prior Sub-Advisory Agreement.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that, during the three-year period following the consummation of a transaction, at least 75% of the investment company's board of directors must not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor advisor. The Board of the Company currently meets this test and will do so for the prescribed period. Second, an "unfair burden" (as defined in the 1940 Act) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" (as defined in the 1940 Act) includes any arrangement, during the two-year period after the transaction, whereby the investment advisor (or predecessor or successor adviser), receives or is entitled to receive any compensation directly or indirectly, from the investment company or its securities holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). The Board of Directors have not been advised of any circumstances arising under the Transaction that might result in the imposition of an "unfair burden" being imposed on the Funds. In addition, the Advisor has agreed that it shall conduct its business and use commercially reasonable efforts to enable the provisions of Section 15(f) to be true in relation to the Funds.

PROPOSAL 5 – ALL FUNDS

APPROVAL OF AN AGREEMENT AND PLAN OF
REORGANIZATION AND REDOMICILIATION

At a meeting of the Board held on November 19, 2009, the Board approved an Agreement and Plan of Reorganization (the "Reorganization Agreement") substantially in the form attached to this Proxy Statement as Exhibit E. The terms and conditions are set forth in the Reorganization Agreement. Significant provisions are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement. Fund shareholders are being asked to approve the Reorganization Agreement. The Company is a Minnesota corporation and each Fund is a series of the Company. The Reorganization is being proposed to change the state and form of organization of the Company from a Minnesota corporation to a newly formed Massachusetts business trust (the "Trust"). Each Fund would be reorganized into a corresponding new series of the Trust (each a "New Fund"). The Reorganization of the Company and its Funds is expected to provide greater flexibility in conducting its business and responding to changing market conditions. Each New Fund (i) will not engage in any operations prior to the Reorganization other than organizational activities; and (ii) was created solely for the purpose of acquiring and carrying on the business of the corresponding Fund. If the Reorganization is approved by shareholders, each Fund will transfer all of its assets to its corresponding New Fund in exchange for shares of the corresponding New Fund and the corresponding New Fund's assumption of the respective Fund's liabilities. The Reorganization Agreement further provides that each Fund will then distribute the shares received from the corresponding New Fund to its shareholders and then terminate. As a result of the Reorganization, the total value of the shares held by a shareholder of a Fund immediately prior to the Reorganization will be equal to the total value of shares that a shareholder will receive from the corresponding New Fund. We expect the

Reorganization to take effect on or about February 26, 2010 ("Closing Date"), although that date may be adjusted in accordance with the Reorganization Agreement.

Background

If the Reorganization Agreement is approved by shareholders and the Reorganization is implemented, the Trust will adopt, pursuant to Rule 414 of the Securities Act of 1933, the registration statement of the Company. Accordingly, after the Reorganization, each New Fund's investment objective, investment strategies, fees and expenses will be the same as those of the corresponding Fund.

The Board (assuming the Nominees, as described in Proposal 1 of this Proxy Statement are elected) and officers of the Trust, would be the same as those of the Company and would govern and operate the Trust and New Funds in essentially the same manner as they previously governed and operated the corresponding Company and Funds. However, instead of "Directors," the members of the Board would be Trustees.

On the effective date of the Reorganization, shareholders of a Fund will own shares of a corresponding New Fund that are equal in number and in value to the shares of the Fund. For example, if a shareholder currently owns 100 shares of a Fund, immediately after the closing of the Reorganization, he or she would own 100 shares of the corresponding New Fund having the same net asset value as his or her original 100 shares of the Fund. Accordingly, shareholders of the Funds would hold an interest in the applicable New Fund that is equivalent to his or her interest in the corresponding Fund. For all practical purposes, a shareholder's financial interest in the Fund would not change. As described below, the Reorganization is intended to be tax-free for federal income tax purposes.

As a result of the Reorganization, shareholders of the Funds, each of which is a series of the Company, a Minnesota corporation, will become shareholders of the corresponding New Funds, each of which is a series of the Trust, a Massachusetts business trust. For a comparison of certain attributes of these entities that may affect shareholders of the Funds, please see the "Comparison of the Trust and the Company."

The Reorganization will not result in any change in a Fund's name, investment objective or principal investment strategies, investment advisor, sub-advisor, portfolio managers, administrator or other service providers of any of the Funds. Each New Fund will offer the same shareholder services as its corresponding Fund.

Approval of Reorganization Agreement by Directors

The Board of Directors determined that the Reorganization is in the best interests of the shareholders of the Funds and unanimously recommended that shareholders approve the Reorganization. In approving the Reorganization, the Board of Directors considered that:

•  Funds organized as Massachusetts business trusts have greater flexibility in structuring shareholder voting rights and shareholder meetings. For example, under Minnesota law, certain fund transactions, such as mergers, certain types of reorganizations and liquidations, are subject to mandatory shareholder votes. Massachusetts business trust law allows a fund to provide in its governing documents that each of these transactions may go forward with only trustee approval; all remain subject, however, to any special voting requirements of the 1940 Act, which would not be limited or restricted by the Reorganization. The Trustees of the Trust therefore will have greater flexibility to manage the New Funds more effectively and efficiently by expanding their ability to revise the Declaration of Trust to respond to future contingencies, and changes in industry standards, economic conditions and regulatory conditions. The Reorganization will, among other things, minimize the time and expense of shareholder meetings and allow the Board to act quickly when it is in the interests of shareholders to do so. For example, subject to certain exceptions, the Trustees will not need to undergo the costly and time consuming process of procuring shareholder approval to liquidate a Fund or for amendments to the Declaration of Trust to address pressing issues;

•  The Reorganization will not dilute the interests of the shareholders of the Funds or the New Funds;

•  There are differences between the Company being organized as a Minnesota corporation and the Trust being organized as a Massachusetts business trust, including the rights of shareholders which in certain cases will be less under the Trust's Declaration of Trust. The protections afforded shareholders under federal law, however, will not be affected;

•  The Company is governed by both Minnesota law, and its Articles of Incorporation and Bylaws. Minnesota law prescribes many aspects of the Company's governance. In contrast, Massachusetts law allows the trustees of a Massachusetts business trust to set many terms of a fund's governance in its Declaration of Trust;

•  Many mutual funds are organized as Massachusetts business trusts. The Board believes that the proposed Massachusetts business trust form provides a more flexible and cost-efficient method of operating the Funds in the future for the benefit of Fund shareholders;

•  The New Funds will have the same investment objective(s), principal investment strategies and risks as the corresponding Funds. In fact, the Trust will assume the registration statement of the Company in which those principal investment strategies and risks are described;

•  The Advisor will also serve as the investment adviser to the New Funds on substantially similar terms and conditions as set forth in the Prior Advisory Agreement, and HIMCO and 1st Source will also serve as the investment sub-adviser to the New Funds corresponding to the U.S. Treasury Fund and Income Fund, respectively, on substantially similar terms and conditions set forth in the Prior HIMCO Sub-Advisory Agreement and the Prior 1st Source Sub-Advisory Agreement, as applicable;

•  The expenses of the Funds are not expected to increase as a result of the Reorganization;

•  The shareholder services available to shareholders of the New Funds will be substantially the same as those available to shareholders of the Funds;

•  For Federal income tax purposes, the Reorganization is intended to be a tax-free transaction for the Funds and their shareholders; and

•  Because the Reorganization would benefit the Funds and their shareholders and the election of directors is required under applicable law, the Board has authorized the Funds to bear the cost of the Reorganization, subject to the following. With respect to the costs of the proxy solicitation of the Proposals herein, the Funds will share such costs with the Advisor, up to a maximum of $200,000, which shall be allocated among the Funds pro rata based on the number of shareholder accounts.

With respect to certain differences in shareholder rights noted above, please see "Comparison of the Trust and Company" below and Exhibit F for a fuller discussion of such differences.

Reorganization of Funds

The proposed Reorganization Agreement for the Funds, approved by the Board of Directors of the Company, contemplates the sale of all the assets of the Company and each Fund into the recently organized corresponding Trust and New Fund, each of which has substantially identical investment objectives, principal strategies, and risks as the Funds. As a result of the Reorganization, the assets and liabilities of each Fund will be transferred to a corresponding New Fund, and the shareholders of a Fund will become shareholders of the corresponding New Fund. More specifically, the Reorganization Agreement contemplates:

•  the transfer of all of the assets of each Fund to the corresponding New Fund in exchange for shares of the corresponding New Fund having an aggregate value equal to the assets and liabilities of the Fund and the assumption by such New Fund of all of the liabilities of such Fund;

•  the distribution to each shareholder of each Fund of the same number of shares of the corresponding New Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Fund held by that shareholder on the Closing Date; and

•  the subsequent complete liquidation and dissolution of each Fund and the Company.

For a more detailed discussion of the terms of the Reorganization Agreement, please refer to "Summary of the Reorganization Agreement" below.

Under the 1940 Act, the shareholders of an investment company must, among other things, elect trustees and approve the initial investment advisory agreements. Theoretically, if the Reorganization Agreement is approved and the Funds are reorganized as series of a Massachusetts business trust, the shareholders of the New Funds would need to vote on these items in order to comply with the 1940 Act. Immediately prior to the shares of the New Funds being distributed to the corresponding Fund's shareholders, however, each Fund, as sole shareholder of the corresponding New Fund, will vote on a number of issues regarding the organization of the Trust and the New Funds. Thus, if shareholders of the Funds approve the proposed Reorganization, they will also, in effect, be approving the following matters with respect to the Trust and New Funds:

•  Election of the Trustees (who will be the Nominees set forth in Proposal 1);

•  Investment advisory agreements which will be substantially similar to the New Advisory Agreement set forth in Proposal 2, except as noted below;

•  If applicable, an investment sub-advisory agreement, which will be substantially similar to the applicable New Sub-Advisory Agreements set forth in Proposals 3 and 4, except as noted below; and

•  Any other matter for which shareholder approval is required.

Shareholders are also approving the liquidation and dissolution of the Company and Funds. Shareholders of the Funds are not being asked to vote separately on these issues. More information on each of these items is discussed below under "Matters on Which the New Funds Will Vote."

Federal income tax consequences of the Reorganization

The Reorganization is intended to be tax-free under federal tax law (although there can be no assurance that the Internal Revenue Service will adopt a similar position). Consummation of the Reorganization is subject to receipt of a legal opinion from Chapman and Cutler LLP, counsel to the Company and Trust, that based on certain assumptions made and representations to be made on behalf of the Funds and New Funds, the transfer to the New Funds of all the assets of the corresponding Funds and the assumption by the New Funds of all of the liabilities of the corresponding Fund, followed by the distribution of such New Fund shares to the shareholders of the applicable Fund and the dissolution and termination of the Funds will constitute a "reorganization" within the meaning of Section 368(b) of the Internal Revenue Code of 1986, as amended. However, immediately prior to the Reorganization, each Fund intends to declare and pay a final distribution to its shareholders of all of its net investment company taxable income, if any (and net tax-exempt income, if any) for taxable years ending on or before the effective time of the Reorganization and all of its net capital gain, if any, recognized in those years.

Timing of the Reorganization

The meeting of shareholders to consider the proposal is scheduled to occur on February 11, 2010. If all necessary approvals are obtained, the proposed Reorganization will likely occur on or about February 26, 2010, although the date may be adjusted in accordance with the Reorganization Agreement.

Expenses related to the proxy and shareholder meetings

Because the Reorganization would benefit the Funds and their shareholders and the election of directors is required under applicable law, the Board has authorized the Funds to bear the cost of the Reorganization, subject to the following. With respect to the costs of the proxy solicitation of the Proposals herein, the Funds will share such costs with the Advisor, up to a maximum of $200,000, which shall be allocated among the Funds pro rata based on the number of shareholder accounts.

SUMMARY OF THE REORGANIZATION AGREEMENT

If shareholders approve the Reorganization, the Reorganization will take place if the parties to the Reorganization Agreement satisfy various conditions set forth in that agreement.

The Reorganization Agreement provides that each Fund will transfer to the corresponding New Funds its assets on the Closing Date in exchange solely for shares of the corresponding New Fund and the corresponding New Fund's assumption of the applicable Fund's liabilities. The Reorganization Agreement further provides that each Fund will distribute the shares received from the corresponding New Fund proportionately to its shareholders and terminate and dissolve in accordance with applicable Minnesota state law. The number of full and fractional shares of the New Fund you will receive in the Reorganization will be equal to the number and value of the full and fractional shares of the Fund you own on the Closing Date.

We will accomplish the liquidation and distribution with respect to each Fund's shares by the transfer of the New Fund shares then credited to the account of the Fund on the books of the corresponding New Fund to newly-opened accounts on the books of that New Fund in the names of the Fund shareholders. The aggregate net asset value of the New Fund shares to be credited to the Fund shareholders of the corresponding Fund shall be equal to the aggregate net asset value of the Fund shares owned by such Fund shareholder on the Closing Date. All issued and outstanding shares of the Fund will simultaneously be canceled on the books of the Fund. The New Fund will not issue certificates representing the New Fund shares issued in connection with such exchange.

After such distribution, the Company will take all necessary steps under applicable state law, its respective governing instruments, and any other applicable law to effect a complete dissolution of the Funds and the Company. The Board has determined, with respect to each Fund, that the interests of shareholders of each Fund will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of each Fund and its shareholders.

The Reorganization must be approved by a majority of the voting power of the shares of each Fund entitled to vote. The Reorganization must be approved by shareholders of each Fund in order to be effected.

The Reorganization Agreement further provides that the warranties, representations and agreements contained in the Reorganization Agreement are severable with respect to each Fund and its corresponding New Fund. The Board of the Company or the Trust may terminate the Reorganization Agreement and abandon transactions contemplated thereby, with respect to any New Fund or Fund, at any time prior to the Effective Time (as defined in the Reorganization Agreement) of the Reorganization, before or after approval by the shareholders of the Funds, if circumstances should develop that, in the opinion of that Board, make proceeding with the Reorganization inadvisable with respect to such Fund(s). The Reorganization is conditioned upon, among other things, the requisite approval of shareholders, the absence of certain legal proceedings, the receipt of certain regulatory consents deemed necessary to consummate the Reorganization, the amendment to the Company's registration statement to reflect the Reorganization and permit the Trust to adopt such registration statement, the Company's and Trust's receipt of an opinion substantially to the effect that the Reorganization will qualify as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended and certain legal opinions regarding the organization of the Trust and issuance of its shares in connection with the Reorganization. The Reorganization Agreement provides that the Company and the Trust may waive compliance with any of the covenants or conditions made therein for the benefit of any Fund or New Fund, as applicable, other than the requirements that: (1) the Reorganization Agreement be approved by shareholders of the Funds; and (2) the Company receives an opinion of counsel that the transactions contemplated by the Reorganization Agreement will constitute a tax-free reorganization for Federal income tax purposes.

COMPARISON OF THE TRUST AND THE COMPANY

The Company is a Minnesota corporation governed by its own Articles of Incorporation, By-Laws and a Board of Directors, as well as the Minnesota Business Corporation Act (the "MBCA"). The Trust is a Massachusetts business trust governed by its own Declaration of Trust, By-Laws and a Board of Trustees as well as the Massachusetts law as it applies to Massachusetts business trusts. The operations of the Company and the Trust are also governed by applicable Federal law.

Certain differences and similarities between these entities are summarized below and in Exhibit F, although this is not a complete list of comparisons. Shareholders should refer to the provisions of these governing documents and the relevant state law directly for a more thorough comparison. Copies of these governing documents are available to shareholders without charge upon written request.

General

Under the Declaration of Trust and By-Laws of the Trust, the Trustees of the Trust will have more flexibility than the Directors of the Company and, subject to applicable requirements of the 1940 Act and Massachusetts law, broader authority to act, as further described below and in Exhibit F. The increased flexibility may allow the Trustees of the Trust to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Trust to operate in a more efficient and economical manner. Although the Trust's Declaration of Trust reduces or removes certain shareholder voting and other rights permitting the Trustees to approve certain matters without shareholder approval (such as certain mergers, liquidations and certain amendments to the Declaration of Trust), the protections afforded shareholders under federal law will not be affected. In addition, the Trustees still have the fiduciary obligations to act with due care and in the shareholders' best interests. Before utilizing the increased flexibility that the Declaration of Trust might afford, the Trustees have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' authority under the Declaration of Trust is also subject to any applicable requirements of the 1940 Act and Massachusetts law. Of course, shareholders would receive appropriate written notification of any material transactions.

Shareholder Liability

With respect to the Company, the MBCA provides that a shareholder of a Minnesota corporation generally has no obligation to the corporation or its creditors with respect to the shares he or she owns, other than to pay the corporation the full agreed-upon consideration for which the shares are issued.

Under Massachusetts law, however, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declaration of Trust for the Trust contains an express disclaimer of shareholder liability for debts or obligations of the Trust or any series and requires that notice of such limited liability be given in each contract, instrument or other undertaking made or issued by the Trustees or any officer on behalf of the Trust or a New Fund. The Declaration of Trust further provides for indemnification out of the assets and property of the applicable New Fund for all loss and expense of any shareholder held personally liable for such liabilities solely by reason of his or her being or having been a shareholder of a New Fund.

Mergers and Liquidations

Under the MBCA, a merger, sale of substantially all or all the assets not in the ordinary course of business, liquidation or dissolution generally requires shareholder approval. In contrast, under the Trust's Declaration of Trust, the Trustees may authorize the sale of all or substantially all Trust property (including Trust property belonging to a particular series or class of the Trust) without shareholder approval. In addition, the Trustees may terminate the Trust or any series (including a New Fund) by written notice to the shareholders without shareholder approval.

Liability of Trustees and Directors

With respect to the Company, the Company's articles of incorporation generally provide that to the fullest extent permitted by the MBCA (except as prohibited by the 1940 Act), a director of the Company shall not be liable to the Company or its shareholders for monetary damages for breach of fiduciary duty. The Company's articles of incorporation also generally provide that the Company may indemnify the Directors for such expenses and liabilities, in such manner, under such circumstances, and to the full extent permitted under the MBCA, provided, however, that no such indemnification may be made if it would be in violation of the 1940 Act.

With respect to the Trust, the Trust's Declaration of Trust provides that no person who is or has been a Trustee, officer or employee of the Trust shall be liable to the Trust or to any shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual's office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust further provides that a Trustee shall not be responsible for or liable for any event for any neglect or wrongdoing of any officer, employee, investment adviser, sub-adviser, principal underwriter, custodian or other agent of the Trust or a New Fund, nor responsible for the act or omission of any other Trustee (or the failure to compel in any way any former or acting Trustee to redress any breach of trust), except in the case of such Trustee's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trust's Declaration of Trust also generally provides that except to the extent prohibited by applicable federal law, the Trust or applicable New Fund shall indemnify Trustees, among others, to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, or agent and against amounts paid or incurred by him in settlement thereof. Such indemnification provision also extends to investigations, regulatory inquiries or other occurrences of a similar nature.

Rights of Inspection

With respect to the Company, the MBCA allows shareholders, upon written demand, stating a proper purpose, at any reasonable time to examine and copy the share register and other corporate records reasonably related to the stated purpose and described with reasonable particularity in the written demand upon demonstrating the stated purpose to be a proper purpose.

With respect to the Trust, except to the extent otherwise required by law, shareholders shall only have such right to inspect the records, documents, accounts and books of the Trust as may be granted from time to time by the Trustees.

Dissenters Rights

Under the MBCA, shareholders of a corporation which engages in certain merger, exchange or sale-of-asset transactions, may be entitled to exercise dissenters rights. Such shareholders, who comply with the applicable statutory procedures, may receive a judicial determination of the fair value of their shares and to receive payment of such statutory value in cash, together with a statutory rate of interest thereon. To exercise such rights, such shareholder must file with the Fund before the vote a written notice to demand fair value of shares and must not vote the shares in favor of the proposal. The procedures to exercise dissenters' rights under the MBCA have been set forth in Exhibit A. However, as described in further detail in Exhibit F, the SEC has taken the position that federal law pre-empts such statutory rights of appraisal in the case of certain transactions to which an open-end investment company is a party.

With respect to the Trust, the Trust's Declaration of Trust provides that shareholders have no right or title in or to the Trust property or to call for any partition or division of any property, profits, rights or interests of the Trust or any series thereof and the shareholders shall have no interest therein other than the beneficial interest conferred by their shares. In addition, the Trust's Declaration of Trust provides that shareholders shall not have any preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine from time to time.

Derivative Actions

With respect to the Trust, as described in further detail in Exhibit F, the Trust's Declaration of Trust imposes conditions on the manner in which shareholders may bring derivative actions, which are actions in the name of the company against others. The Company's articles of incorporation do not impose such conditions.

Shareholder Meetings

Neither the Company nor the Trust is required to hold annual meetings of shareholders, although each may hold special meetings. As further noted in Exhibit F, the Company and the Trust significantly differ in the percentage of outstanding shares necessary for shareholders to call a special meeting and in the ability of shareholders to take action by written consent.

Amendment of Charter Documents

With respect to the Company, an amendment to the articles of incorporation may be proposed by the board of directors or by a shareholder or shareholders holding 3% of more of the voting power of the shares entitled to vote. Such an amendment is generally subject to shareholder approval. In certain instances, shareholders are entitled to vote on an amendment by separate series or class. If an amendment does not affect the interests of a particular series or class, holders of that series or class are not entitled to vote on the amendment.

With respect to the Trust, the Trustees may amend the Declaration of Trust without shareholder approval. However, no amendment to the Declaration of Trust may impair the exemption from or limitation of personal liability of any person who is or has been a shareholder, trustee, officer or employee of the Trust, or limit the rights to indemnification, advancement of expenses or insurance provided therein with respect to actions or omissions of persons entitled to such indemnification, advancement or insurance prior to such amendment.

Forum Selection

The Trust's Declaration of Trust requires that actions by shareholders, against or on behalf of the Trust, a series or class thereof, its Trustees, officers or employees be brought only in the United States District Court, District of Utah, or if such action may not be brought in that court, then such action shall be brought in the State of Utah, Salt Lake City District Court. In addition, the Trust's Declaration of Trust provides that there shall be no right to a jury trial. The Company's articles of incorporation do not contain a similar provision.

Quorum

With respect to the Trust, the Trust's Declaration of Trust provides that the Trustees shall set forth in the by-laws the quorum requirement for the transaction of business by shareholders, which cannot be less than 30% of the voting power of the shares entitled to vote on the matter at the meeting. The by-laws provide that the shareholders entitled to vote and present in person or by proxy representing 30% of the voting power of the Trust shall constitute a quorum at any shareholders meeting, except that where any provision of law, the Declaration of Trust or the by-laws require a vote be taken by series or class, then 30% of the voting power of that series or class shall constitute a quorum.

With respect to the Company, the Company's by-laws provide that the holders of 10% of the shares outstanding and entitled to vote at the meeting shall constitute a quorum for the transaction of business at any regular or special shareholders' meeting.

This is only a summary of certain characteristics of the operations of the Company and the Trust, their relevant corporate governance documents and relevant state law. This is not a complete description of the documents cited. Shareholders should refer to

Exhibits A and F and the provisions of such documents and state laws governing each Fund for a more thorough description.

MATTERS ON WHICH THE NEW FUNDS WILL VOTE

As noted above, in approving the Reorganization Agreement, shareholders of each Fund will also be authorizing that Fund to vote on various actions regarding the New Funds and the Trust. Fund shareholders are not being asked to vote separately on these issues. One of these actions will be to approve the election of Trustees of the Trust. The nominees for election will be the same Nominees elected under Proposal 1 at the Meeting. In addition, shareholders of each Fund approving the Reorganization will also be approving the liquidation and dissolution of that Fund and the Company. Below is additional information regarding some of the other actions to be taken by the Funds with respect to the New Funds and the Trust in connection with the Reorganization.

Advisory Agreement and Sub-Advisory Agreements

The Reorganization Agreement requires each Fund, while it is the sole shareholder of the corresponding New Fund, to among other things, approve an investment advisory agreement and, if applicable, an investment sub-advisory agreement, that are substantially the same as the New Advisory Agreement and New Sub-Advisory Agreements, except as noted below. The proposed investment advisory and sub-advisory agreements are the following:

(1)  For all Funds

A proposed advisory and service agreement between the Trust, on behalf of each New Fund, and the Advisor that will be substantially the same as the New Advisory Agreement described in Proposal 2 and attached as Exhibit B hereto;

(2)  For U.S. Treasury Fund:

A proposed Sub-Advisory Agreement with respect to the U.S. Treasury Fund between the Advisor and HIMCO that will be substantially the same as the New Sub-Advisory Agreement as described in Proposal 3 and attached as Exhibit D.1 hereto; and

(3)  For Income Fund:

A proposed Sub-Advisory Agreement with respect to the Income Fund between the Advisor and 1st Source that will be substantially the same as the New Sub-Advisory Agreement as described in Proposal 4 and attached as Exhibit D.2 hereto.

The Trust's Declaration of Trust provides, in relevant part, that every contract made or issued by the Trustees or by any officers or officer on behalf of the Trust or series shall contain certain disclaimer of liability language on behalf of Trustees, officers and shareholders, although the omission thereof shall not operate to bind any Trustees, officers or shareholders. In accordance with this provision, the advisory agreement on behalf of each New Fund and the sub-advisory agreements on behalf of the Income Fund and U.S. Treasury Fund will provide that all parties to the respective agreement are expressly put on notice of the Trust's Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and Trust liability contained therein. The New Advisory Agreement and the New Sub-Advisory Agreements are executed on behalf of the Trust by a Trust's officer as an officer and not individually and the obligations imposed upon the Trust and Funds by those Agreements are not binding upon any of the Trust's Trustees, officers or shareholders individually but are binding only upon the assets and property of the applicable Fund of the Trust, and persons dealing with the Trust must look solely to the assets and property of the subject Fund for the enforcement of any claims.

Shareholder Approval

Approval of Proposal 5 will require the affirmative vote of the holders of a majority of the voting power of the shares of each Fund entitled to vote.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUNDS APPROVE THE REORGANIZATION AGREEMENT.

If the Reorganization is not approved by shareholders of every Fund, or the Board of the Company or Trust terminates and abandons the Reorganization, the Company will continue to operate as a Minnesota corporation.

GENERAL INFORMATION ABOUT THE FUNDS

MANAGEMENT AND OTHER SERVICE PROVIDERS

Set forth below is a description of the current service providers of the Company and the proposed service providers of the Trust.

Advisor. The investment advisor for the Company is Wasatch Advisors, Inc. The Advisor is located at 150 Social Hall Avenue, 4th Floor, Salt Lake City, Utah 84111.

Sub-Advisors. HIMCO performs the duty of portfolio management of the U.S. Treasury Fund. HIMCO has offices at 1250 S. Capital of Texas Highway, Building 3, #600, Austin, TX 78746-6464.

1st Source performs the duty of portfolio management for the Income Fund. 1st Source has offices at 100 North Michigan Street, South Bend, Indiana 46601. 1st Source is a wholly owned subsidiary of 1st Source Bank, which is a wholly owned subsidiary of 1st Source Corporation, a publicly held bank holding company.

Distributor. Shares of the Funds are offered on a continuous basis through ALPS Distributors, Inc. ("ADI"), 1290 Broadway, Suite 1100, Denver, Colorado 80203, as distributor of the Funds pursuant to a Distribution Agreement between the Company and ADI. ADI also serves as distributor for other mutual funds. As distributor, ADI acts as the Company's agent to underwrite, sell and distribute shares in a continuous offering, pursuant to a best efforts arrangement.

Administrator. The Company has entered into an administration agreement with State Street Bank and Trust Company ("State Street"), 801 Pennsylvania Avenue,

Kansas City, Missouri 64105, pursuant to which State Street provides administrative services to the Funds.

Independent Auditors. The firm of PricewaterhouseCoopers LLP ("PwC"), 1055 Broadway, 10th Floor, Kansas City, Missouri 64105, has been selected as independent auditors of the Funds of the Company. Certain information concerning the fees and services provided by PwC to the Funds and to the Advisor for the most recent fiscal years of the Funds is provided below.

PwC, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed to the Audit Committee that they are independent auditors with respect to the Funds.

Audit Fees – The aggregate fees billed for professional services rendered by PwC for the audit of the Company's annual financial statements or services normally provided in connection with statutory and regulatory filings or engagements for the last two fiscal years ended September 30, 2009 and September 30, 2008 were $295,100 and $262,871, respectively.

Audit Related Fees – The Company was not billed any fees by PwC for the fiscal years ended September 30, 2008 and September 30, 2009 for assurance and related services rendered by PwC to the Company that are reasonably related to the performance of the audit of the Company's financial statements and are not reported under Audit Fees above.

During the fiscal years ended September 30, 2009 and September 30, 2008, no fees for assurance and related services that relate directly to the operations and financial reporting of the Company were billed by PwC to the Company's investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Company.

Tax Fees – The aggregate fees billed for professional services rendered by PwC to the Company for tax compliance, tax advice, tax planning and tax return preparation for the last two fiscal years ended September 30, 2009 and September 30, 2008 were $76,000 and $69,400, respectively. These services consisted of PwC reviewing the Company's excise tax returns, distribution requirements and registered investment company tax returns, as well as consultations regarding the tax consequences of specific investments.

During the fiscal years ended September 30, 2009 and September 30, 2008, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the Company were billed by PwC to the Company's investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Company.

All Other Fees – The aggregate fees billed for professional services rendered by PwC to the Company regarding the implementation of Financial Accounting Standards Board Release No. 48 for the fiscal years ended September 30, 2008 was $2,500. There were no fees billed for the fiscal year ended September 30, 2009 for products and services provided by PwC to the Company, other than the services reported in Audit Fees, Audit Related Fees and Tax Fees above.

During the fiscal years ended September 30, 2009 and 2008, no fees for other services that relate directly to the operations and financial reporting of the Company were billed by PwC to the Company's investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Company.

PwC did not bill the Company for any other non-audit services for the fiscal years ended September 30, 2009 and 2008 for the Company other than as disclosed above.

The Audit Committee shall pre-approve any engagement of the independent registered public accounting firm to provide any services (other than prohibited non-audit services) including the fees and other compensation to be paid to the independent registered public accounting firm. The independent registered public accounting firm is authorized by the Audit Committee to provide non-audit services to the extent allowable under the Sarbanes-Oxley Act of 2002 for the Company provided that (i) the fees payable with respect to such services do not exceed $5,000 in any calendar quarter and (ii) such fees are ratified by the Audit Committee at its next meeting. The fees payable with respect to non-audit services may be increased by the affirmative vote of a majority of the members of the Audit Committee.

There were no pre-approval requirements waived for the audit, audit-related, tax and other services described above by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Representatives of PwC are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their attention.

OTHER BUSINESS

The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The Company does not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Company or the Trust at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in that Proxy Statement relating to such meeting. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Funds, 150 Social Hall Avenue, 4th Floor, Salt Lake City, Utah 84111.

DELIVERY OF ANNUAL REPORTS AND OTHER DOCUMENTS

Please note that only one annual or semi-annual report, proxy statement or Notice of Availability of Proxy Materials, as applicable, may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report, proxy statement or Notice of Availability of Proxy Materials, as applicable, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the following address: Wasatch Funds, P.O. Box 2172, Milwaukee, Wisconsin 53201-2172 or call 800-551-1700. Pursuant to a request, a separate copy will be delivered promptly.

VOTING INFORMATION

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board to be used at the Meeting. This Proxy Statement, along with a Notice of the Meeting and proxy card, is first being mailed to shareholders of the Funds on or about December 30, 2009. Only shareholders of record as of the close of business on the Record Date, December 14, 2009, will be entitled to notice of, and to vote at, the Meeting. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed proxy cards will be voted FOR the proposed Reorganization, the proposed New Advisory Agreement and the proposed New Sub-Advisory Agreements and at the discretion of the named proxies on any other matters deemed appropriate. A proxy may be revoked at any time at or before the Meeting by written notice to the Secretary of the Funds, 150 Social Hall Avenue, 4th Floor, Salt Lake City, Utah 84111, by submitting a subsequently dated proxy or by attending and voting at the Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the matters contemplated thereby.

Quorum

The holders of ten percent (10%) of the shares outstanding and entitled to vote on the applicable Proposal at the Meeting shall constitute a quorum for purposes of voting upon a Proposal at the Meeting.

Voting Requirement

Nominees for Director receiving a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists will be elected to the Board of Directors of the Trust in Proposal 1. Proposal 5 requires the affirmative vote of the holders of a majority of the voting power of the shares of each Fund entitled to vote. Proposals 2, 3 and 4 each require the vote of the majority of a Fund's outstanding voting securities, which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.

EFFECT OF ABSTENTIONS AND BROKER "NON VOTES"

Abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may "affect substantially" a shareholder's rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may "affect substantially" a shareholder's rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Meeting).

Abstentions and broker non-votes will be treated as shares voted against a proposal as noted below. Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees.

Accordingly, abstentions and broker non-votes will have no effect on Proposal 1, for which the required vote is a plurality of the votes cast, and will effectively be a vote against Proposals 2, 3, 4 and 5 for which the required vote is a percentage of the shares outstanding and entitled to vote on the matter.

PROXY SOLICITATION

Proxies are solicited primarily by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of the Advisor and its affiliates or by proxy soliciting firms retained by the Funds. The Advisor has retained The Altman Group (the "Solicitor"), to provide proxy solicitation services in connection with the Meeting at an estimated cost of $1.3 million. In addition, the Funds may reimburse persons holding shares in their names or names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners. With respect to the costs of the proxy solicitation of the Proposals herein, the Funds will share such costs with the Advisor, up to a maximum of $200,000, which shall be allocated among the Funds pro rata based on the number of shareholder accounts.

As the Meeting date approaches, shareholders of the Funds may receive a call from a representative of the Solicitor if the Funds have not yet received their vote. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic or electronically transmitted instructions from Fund shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Funds believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, the solicitor's representative is required to ask the shareholder for the shareholder's full name, address, social security number or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received this Proxy Statement in the mail.

If the shareholder information solicited agrees with the information provided to the Solicitor by the Funds, the Solicitor representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The Solicitor representative, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. The Solicitor will record the shareholder's instructions on the card. Within 72 hours, the Solicitor will send the shareholder a letter or mailgram to confirm the shareholder's vote and asking the shareholder to call the Solicitor immediately if the shareholder's instructions are not correctly reflected in the confirmation.

ADJOURNMENTS

If a quorum is not present at the Meeting, those present in person or by proxy shall adjourn to such day as they shall, by majority vote, agree upon without further notice other than an announcement at the Meeting at which such adjournment is taken. In the event that sufficient votes to approve one or more of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon such adjournment in their discretion after consideration of the best interests of all shareholders.

SHARE INFORMATION

The chart below lists the number of shares of the Funds that are outstanding as of the close of business on the Record Date:

Name of Fund	Number of Shares Outstanding
Core Growth Fund	14,047,399.598
Emerging Markets Small Cap Fund	43,280,375.051
Global Opportunities Fund	39,917,428.363
Global Science & Technology Fund	5,198,106.329
Heritage Growth Fund	8,046,351.095
Heritage Value Fund	453,489.519
International Growth Fund	12,429,109.576
International Opportunities Fund	52,177,734.799
Micro Cap Fund	68,659,946.899
Micro Cap Value Fund	62,772,744.374
Small Cap Growth Fund	29,430,000.900
Small Cap Value Fund	77,039,979.629
Strategic Income Fund	2,518,190.004
Ultra Growth Fund	7,545,528.527
Wasatch-Hoisington U.S. Treasury Fund	9,658,941.350
Wasatch-1st Source Income Fund	11,806,408.000
Wasatch-1st Source Income Equity Fund	118,880,754.193
Wasatch-1st Source Long/Short Fund	15,290,488.560

FUND SHARES OWNED BY CERTAIN BENEFICIAL OWNERS

For a list of persons or entities that owned beneficially or of record 5% or more of the outstanding shares of a class of each of the Funds, please refer to Exhibit G.

LEGAL MATTERS

Certain legal matters concerning the Company and the Trust will be passed upon by Chapman and Cutler LLP, counsel to the Company and the Trust.

Exhibit A

RIGHTS OF DISSENTING SHAREHOLDERS
PURSUANT TO SECTION 302A.471 OF MINNESOTA LAW

Subdivision 1. Actions creating rights.

A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:

(a)  unless otherwise provided in the articles, an amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

(1)  alters or abolishes a preferential right of the shares;

(2)  creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

(3)  alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

(4)  excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section; or

(5)  eliminates the right to obtain payment under this subdivision;

(b)  a sale, lease, transfer, or other disposition of property and assets of the corporation that requires shareholder approval under section 302A.661, subdivision 2, but not including a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

(c)  a plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a constituent organization, except as provided in subdivision 3, and except for a plan of merger adopted under section 302A.626;

(d)  a plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring organization, except as provided in subdivision 3;

(e)  a plan of conversion adopted by the corporation; or

(f)  any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

Subdivision 2. Beneficial owners.

(a)  A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

(b)  A beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

Subdivison 3. Rights not to apply.

(a)  Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of (1) the surviving corporation in a merger with respect to shares of the shareholder that are not entitled to be voted on the merger and are not canceled or exchanged in the merger or (2) the corporation whose shares will be acquired by the acquiring organization in a plan of exchange with respect to shares of the shareholder that are not entitled to be voted on the plan of exchange and are not exchanged in the plan of exchange.

(b)  If a date is fixed according to section 302A.445, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters' rights.

(c)  Notwithstanding subdivision 1, the right to obtain payment under this section, other than in connection with a plan of merger adopted under section 302A.621, is limited in accordance with the following provisions:

(1)  The right to obtain payment under this section is not available for the holders of shares of any class or series of shares that is listed on the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Market, or the NASDAQ Global Select Market.

(2)  The applicability of clause (1) is determined as of:

(i)  the record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action described in subdivision 1; or

(ii)  the day before the effective date of corporate action described in subdivision 1 if there is no meeting of shareholders.

(3)  Clause (1) is not applicable, and the right to obtain payment under this section is available pursuant to subdivision 1, for the holders of any class or series of shares who are required by the terms of the corporate action described in subdivision 1 to accept for such shares anything other than shares, or cash in lieu of fractional shares, of any class or any series of shares of a domestic or foreign corporation, or any other ownership interest of any other organization, that satisfies the standards set forth in clause (1) at the time the corporate action becomes effective.

Subdivision 4. Other rights.

The shareholders of a corporation who have a right under this section to obtain payment for their shares, or who would have the right to obtain payment for their shares absent the exception set forth in paragraph (c) of subdivision 3, do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

PROCEDURES FOR ASSERTING DISSENTER'S RIGHTS PURSUANT TO SECTION 302A. 473 OF MINNESOTA LAW

Subdivision 1. Definitions.

(a)  For purposes of this section, the terms defined in this subdivision have the meanings given them.

(b)  "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

(c)  "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

(d)  "Interest" means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section 549.09 for interest on verdicts and judgments.

Subdivision 2. Notice of action.

If a corporation calls a shareholder meeting at which any action described in section 302A.417, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

Subdivision 3. Notice of dissent.

If the proposed action must be approved by the shareholders and the corporation holds a shareholder meeting, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

Subdivision 4. Notice of procedure; deposit of shares.

(a)  After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to (i) all shareholders who have complied with subdivision 3, (ii) all shareholders who did not sign or consent to a written action that gave effect to the action creating the right to obtain payment under section 302A.471, and (iii) all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

(1)  the address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

(2)  any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

(3)  a form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

(4)  a copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

(b)  In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

Subdivision 5. Payment; return of shares.

(a)  After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

(1)  the corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

(2)  an estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

(3)  a copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

(b)  The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

(c)  If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

Subdivision 6. Supplemental payment; demand.

If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

Subdivision 7. Petition; determination.

If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the Rules of Civil Procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the Rules of Civil Procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

Subdivision 8. Costs; fees; expenses.

(a)  The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

(b)  If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

(c)  The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

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EXHIBIT B

FORM OF ADVISORY AND SERVICE CONTRACT

This Agreement, made as of __________________, by and between Wasatch Funds Inc., a Minnesota corporation (the "Corporation"), on behalf of each series of shares of common stock of the Corporation that adopts this Agreement and as listed in Exhibit A hereto, as such Exhibit may be amended from time to time (each such series hereinafter referred to as a "Fund" and, collectively, the "Funds"), and Wasatch Advisors, Inc., a corporation registered as an investment adviser under the Investment Advisers Act of 1940 (the "Adviser").

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1.  The Corporation hereby employs the Adviser to act as the investment adviser for and to manage the investment and reinvestment of the assets of each Fund in accordance with each Fund's investment objective and policies and limitations, and to administer their affairs to the extent requested by and subject to the supervision of the Board of Directors of the Corporation for the period and upon the terms herein set forth. The investment of the funds shall be subject to all applicable restrictions of the Articles of Incorporation and Bylaws of the Corporation as may from time to time be in force.

  The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and simple business equipment, to permit any of its officers to serve without compensation as directors or officers of the Corporation if elected to such positions and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall for all purposes herein provided be deemed to be an independent contractor, and, unless otherwise expressly provided or authorized, shall have no authority to act or represent the Corporation in any way or otherwise be deemed an agent of the Corporation. It is understood and agreed that the Adviser, by separate agreement with the Corporation, may also act as Distributor for a Fund.

2.  For the services and facilities described in Section 1, each Fund will pay to the Adviser at the end of each calendar month, an investment management fee for such Fund computed at the annual rate of the percentage of average daily net assets of such Fund as set forth in Exhibit A.

  If expense borne by a Fund in any fiscal year (including the Adviser's fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities and, to the extent permitted, extraordinary expenses), exceed those set forth in any statutory or regulatory formula prescribed by any state in which Fund shares are registered at such time, the Adviser will reimburse the Fund for any excess.

  The net asset value of each Fund shall be calculated as of the close of the New York Stock Exchange on each day the Exchange is open for trading or as of such other time or times as the Directors may determine in accordance with the provisions of the Investment Company Act of 1940 (the "Act"). On each day when the net asset value is not calculated, the net asset value of a share of beneficial interest of a Fund shall be deemed to be the net asset value of such a share as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.

  For the month and year in which the Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively. The services of the Adviser to the Funds under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

3.  In addition to the fee of the Adviser, the Funds shall assume and pay any expenses for services rendered by a custodian for the safekeeping of the Funds' securities or other property and for other charges of the custodian. The Adviser shall not be required to pay and each Fund shall assume and pay the charges and expenses of its operations, including compensation of the directors (other than those affiliated with the Adviser), charges and expenses of independent auditors, of legal counsel, of any transfer or dividend disbursing agent or any registrar of the Fund, costs of acquiring and disposing of portfolio securities, interest, if any, on obligations incurred by the Fund, costs of share certificates and of reports, costs for keeping its books of account, costs of calculating the net asset value of the Funds as provided in the Articles of Incorporation of the Corporation, membership dues in the Investment Company Institute or similar organization, costs of reports and notices to shareholders, other like miscellaneous expenses and all taxes and fees payable to federal, state or other governmental agencies on account of the registration of securities issued by the Funds, filings of corporate documents or otherwise. No Fund shall pay or incur any obligation for any management or administrative expenses for which the Fund intends to seek reimbursement from the Adviser as herein provided without first obtaining the written approval of the Adviser. The Adviser shall arrange, if desired by the Corporation, for officers of the Adviser to serve without compensation from the Funds, as directors, officers or agents of the Corporation if duly elected and appointed to such positions and subject to their individual consent and to any limitations imposed by law.

4.  Subject to applicable statutes and regulations, it is understood that directors, officers, or agents of the Corporation are or may be interested in the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested in the Corporation otherwise than as a director, officer of agent.

5.  The Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Funds in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

6.  The Adviser has proprietary rights in the Funds' names and the Corporation's name. The Adviser may withdraw from the Fund or the Corporation the use of their names. In addition, the Adviser reserves the right to grant the use of a similar name to another investment company or business enterprise, with Director approval.

7.  (a)  The effective date of this Agreement with respect to each Fund shall be the date set forth on Exhibit A hereto.

(b)  Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect with respect to each Fund for a period of one year from the date of its execution and thereafter from year to year only as long as such continuance is specifically approved at least annually (i) by the Board of Directors or by the vote of a majority of the outstanding voting securities of the applicable Fund (as the term is defined by the Act), and (ii) by the vote of a majority of directors of the Corporation who are not parties to this Agreement or "interested persons", as defined in the Act, of the Adviser or of the Corporation cast in person at a meeting called for the purpose of voting such approval.

(c)  The Agreement may be terminated with respect to any Fund at any time, without the payment of any penalty, by the Board of Directors of the Corporation or by a vote of a majority of the outstanding voting securities of such Fund, as the term is defined by the Act, or by the Adviser, upon 60 days' written notice to the other party.

(d)  This Agreement shall terminate automatically in the event of its "assignment" (as defined in the Act and rules and regulations thereunder).

(e)  No provision of this Agreement shall be changed, waived or discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, after approval by an affirmative vote of (i) a majority of the members of the Board, including a majority of Board members who are not "interested persons" (as defined in the Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) (unless such approval is not required by Section 15 of the Act as interpreted by the SEC or its staff).

8.  The Adviser is hereby authorized, at its option and expense, to retain a sub-adviser or sub-advisers to assist the Adviser in furnishing investment advice to any or all of the Funds; provided that the Adviser shall be responsible for monitoring compliance by such sub-adviser(s) with the investment policies and restrictions of the Corporation and such Fund and with such other limitations or directions as the Board of Directors of the Corporation may from time to time prescribe. Any such retention of a sub-adviser shall be subject to approval by the Board of Directors of the Corporation and to the extent required by law, the shareholders of such Fund. Any appointment of a sub-adviser pursuant hereto shall in no way limit or diminish the Adviser's obligations and responsibility under this Agreement.

9.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

10.  Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

IN WITNESS WHEREOF, the Corporation and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

Wasatch Funds, Inc.

By: _____________________________
Name: Samuel S. Stewart, Jr.
Title: President

Wasatch Advisors, Inc.

By: _____________________________
Name: Jeff Cardon
Title: Chief Executive Officer

Exhibit A
To
Advisory and Service Contract
Between
Wasatch Funds, Inc. and
Wasatch Advisors, Inc.

Series	Fund	Effective Date	Annual Advisory Fee
A	Wasatch Small Cap Growth Fund		1.00%
B	Wasatch Core Growth Fund		1.00%
C	Wasatch Hoisington U.S. Treasury Fund		0.50%
D	Wasatch Ultra Growth Fund		1.25%
E	Wasatch Micro Cap Fund		1.95%
F	Wasatch Global Science & Technology Fund		1.50%
G	Wasatch Small Cap Value Fund		1.50%
H	Wasatch International Growth Fund		1.50%
I	Wasatch Micro Cap Value Fund		1.95%
J	Wasatch Heritage Growth Fund		0.70%
K	Wasatch International Opportunities Fund		1.95%
L	Wasatch Strategic Income Fund		0.70%
M	Wasatch Emerging Markets Small Cap Fund		1.75%
N	Wasatch Heritage Value Fund		0.70%
O	Wasatch Global Opportunities Fund		1.95%
P	Wasatch-1st Source Income Equity Fund		0.90%
Q	Wasatch-1st Source Long/Short Fund		1.10%
R	Wasatch-1st Source Income Fund		0.55%

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EXHIBIT C

ADVISORY FEES

Under the Prior Advisory Agreements and the New Advisory Agreement, each Fund pays the Advisor a monthly fee computed on average daily net assets as set forth below.

Fund	Annual Rate
Core Growth Fund	1.00%
Emerging Markets Small Cap Fund	1.75%
Global Opportunities Fund	1.95%
Global Science & Technology Fund	1.50%
Heritage Growth Fund	0.70%
Heritage Value Fund	0.70%
Income Fund	0.55%
Income Equity Fund	0.90%
International Growth Fund	1.50%
International Opportunities Fund	1.95%
Long/Short Fund	1.10%
Micro Cap Fund	1.95%
Micro Cap Value Fund	1.95%
Small Cap Growth Fund	1.00%
Small Cap Value Fund	1.50%
Strategic Income Fund	0.70%
Ultra Growth Fund	1.25%
U.S. Treasury Fund	0.50%

For the fiscal year ended September 30, 2009, the Advisor accrued the following management fees and waived a portion of its management fees as set forth below.

Name of Fund	2009
Core Growth Fund
Gross Management Fees	$4,033,387
Waived Management Fees	—
Emerging Markets Small Cap Fund
Gross Management Fees	$467,257
Waived Management Fees	$247,151
Global Opportunities Fund (1)
Gross Management Fees	$921,286
Waived Management Fees	$171,380
Global Science & Technology Fund
Gross Management Fees	$766,275
Reimbursed/Waived Management Fees	$96,846
Heritage Growth Fund
Gross Management Fees	$463,546
Reimbursed/Waived Management Fees	$172,728

C-1

Name of Fund	2009
Heritage Value Fund
Gross Management Fees	$22,162
Reimbursed/Waived Management Fees	$99,269
International Growth Fund
Gross Management Fees	$1,954,312
Reimbursed/Waived Management Fees	—
International Opportunities Fund
Gross Management Fees	$1,160,742
Reimbursed/Waived Management Fees	$315,306
Micro Cap Fund
Gross Management Fees	$4,511,273
Waived Management Fees	—
Micro Cap Value Fund
Gross Management Fees	$1,366,361
Waived Management Fees	$138,226
Small Cap Growth Fund
Gross Management Fees	$5,843,261
Waived Management Fees	—
Small Cap Value Fund
Gross Management Fees	$2,837,646
Waived Management Fees	—
Strategic Income Fund
Gross Management Fees	$110,039
Waived Management Fees	$103,152
Ultra Growth Fund
Gross Management Fees	$1,230,078
Waived Management Fees	$13,821
U.S. Treasury Fund
Gross Management Fees	$753,953
Waived Management Fees	$53,419
Income Fund (2)
Gross Management Fees	$440,250
Waived Management Fees	—
Income Equity Fund (2)
Gross Management Fees	$7,651,289
Waived Management Fees	$787,715
Long/Short Fund (2)
Gross Management Fees	$954,929
Waived Management Fees	—

(1)  The Global Opportunities Fund commenced operations on November 17, 2008.

(2)  The Income Fund, Income Equity Fund and Long/Short Fund (formerly the 1st Source Monogram Income Fund, 1st Source Monogram Income Equity Fund and 1st Source Monogram Long/Short Fund) each commenced operations on December 15, 2008. The fees for these Funds represent the gross management fees and waived management fees for the entire fiscal year even though the Funds were acquired by Wasatch Funds on December 15, 2008.

C-2

EXHIBIT D.1

SUB-ADVISORY AGREEMENT

Agreement, dated as of _________________, by and between Wasatch Advisors, Inc., a Utah corporation (the "Adviser"), and Hoisington Investment Management Company, a Texas Corporation (the "Sub-Adviser").

WHEREAS, the Adviser is the investment adviser to the Wasatch-Hoisington U.S. Treasury Fund (the "Fund"), which is a series of Wasatch Funds, Inc. (the "Company"), which is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Adviser desires to retain the Sub-Adviser to assist the Adviser in furnishing an investment program to the Fund.

NOW, THEREFORE, in consideration of the mutual agreements herein made, the Adviser and the Sub-Adviser agree as follows:

1.  The Adviser hereby employs the Sub-Adviser to serve as sub-adviser with respect to the assets of the Fund, and to perform the services hereinafter set forth. The Sub-Adviser hereby accepts such employment and agrees, for the compensation herein provided, to assume all obligations herein set forth and to bear all expenses of its performance of such obligations (but no other expenses). The Sub-Adviser shall not be required to pay expenses of the Fund or the Company, unless otherwise explicitly provided herein. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or on behalf of the Fund or the Company in any way or otherwise be deemed an agent of the Fund or the Company.

2.  The Sub-Adviser shall direct the investment of the Fund's assets in accordance with the 1940 Act, the provisions of the Internal Revenue Code of 1986, as amended, relating to regulated investment companies, applicable laws, and the investment objectives, policies and restrictions set forth in the Fund's Prospectus and Statement of Additional Information filed with the Securities and Exchange Commission pursuant to Rule 497 under the Securities Act of 1933, subject to the supervision of the Company, its officers and Directors, and the Adviser and in accordance with the investment objectives, policies and restrictions from time to time prescribed by the Board of Directors of the Company and communicated in writing by the Adviser to the Sub-Adviser and subject to such further limitations as the Adviser may from time to time impose by written notice to the Sub-Adviser.

3.  The Sub-Adviser shall formulate and implement a continuing program for the management of the Fund's assets. The Sub-Adviser shall amend and update such program from time to time as financial and other economic conditions warrant. The Sub-Adviser shall make all determinations with respect to the investment of the assets of the Fund and shall take such steps as may be necessary to implement the same, including the placement of purchase and sale orders on behalf of the Fund. The Sub-Adviser shall advise the Adviser and, if requested by the Adviser, advise the Company's Board of Directors (which shall make all non-investment decisions with respect to the securities in which the assets of the Fund may be invested), of the manner in which voting rights, rights to consent to corporate action, and any other noninvestment decisions pertaining to the Fund's portfolio securities should be exercised.

4.  The Sub-Adviser shall furnish such reports to the Adviser as the Adviser may reasonably request for the Adviser's use in discharging its obligations under the Advisory and Service Contract between the Fund and the Adviser (the "Advisory Agreement"), which reports may be distributed by the Adviser to the Company's Board of Directors at periodic meetings of such Board and at such other times as may be reasonably requested by the Company's Board of Directors. Copies of all such reports shall be furnished to the Adviser for examination and review within a reasonable time prior to the presentation of such reports to the Company's Board of Directors.

5.  The Sub-Adviser shall select the brokers and dealers that will execute the purchases and sales of portfolio instruments for the Fund and markets on or in which such transactions will be executed and shall place, in the name of the Fund or its nominee, all such orders.

a.  When placing such orders, the Sub-Adviser is authorized to employ such dealers and brokers as may, in the judgment of the Sub-Adviser (taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities), implement the policy of the Fund to obtain the best price and execution. Consistent with this policy, the Sub-Adviser is authorized to direct the execution of the Fund's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Sub-Adviser to be useful or valuable to the performance of its sub-advisory functions for the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Sub-Adviser.

  It is understood that certain other clients of the Sub-Adviser may have investment objectives and policies similar to those of the Fund, and that the Sub-Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. In such event, the Sub-Adviser shall allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Sub-Adviser to the accounts involved, including the Fund. When two or more of the clients of the Sub-Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.

b.  The Sub-Adviser agrees that, except to the extent permitted under Rule 17a-7 under the 1940 Act, or under any no-action letter or exemptive order issued to the Company or the Fund by the Securities and Exchange Commission, it will not purchase or sell securities for the Fund in any transaction in which it, the Adviser or any "affiliated person" of the Company, the Fund, the Adviser or Sub-Adviser or any affiliated person of such "affiliated person" is acting as principal,and the Adviser will communicate in writing to the Sub-Adviser the name(s) of any affiliated person of the Company, the Fund or the Adviser upon request. The Sub-Adviser agrees that any transactions effected under Rule 17a-7 shall comply with the then-effective procedures adopted under such rule by the Company's Board of Directors.

c.  The Sub-Adviser agrees that it will not execute any portfolio transactions for the Fund with a broker or dealer or futures commission merchant which is an "affiliated person" of the Company, the Fund, the Adviser or the Sub-Adviser or an "affiliated person" of such an "affiliated person" without the prior written consent of the Adviser, and the Adviser will communicate in writing to the Sub-Adviser the names of such affiliated broker or dealer or futures commission merchant upon request. In effecting such transactions, the Sub-Adviser shall comply with Section 17(e)(1) of the 1940 Act and the then-effective procedures adopted under such rules by the Company's Board of Directors.

d.  The Sub-Adviser shall promptly communicate to the Adviser and, if requested by the Adviser, to the Company's Board of Directors, such information relating to portfolio transactions as the Adviser may reasonably request. The parties understand that the Fund shall bear all brokerage commissions in connection with the purchases and sales of portfolio securities for the Company and all ordinary and reasonable transaction costs in connection with purchases of such securities in private placements and subsequent sales thereof.

6.  The Sub-Adviser may (at its cost except as contemplated by paragraph 5 of this Agreement) employ, retain or otherwise avail itself of the services and facilities of persons and entities within its own organization or any other organization for the purpose of providing the Sub-Adviser, the Adviser, the Fund, or the Company with such information, advice or assistance, including but not limited to advice regarding economic factors and trends and advice as to transactions in specific securities, as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to the Adviser, the Fund, or the Company, or in the discharge of the Sub-Adviser's overall responsibilities with respect to the other accounts for which it serves as investment manager or investment adviser.

7.  The Sub-Adviser shall cooperate with and make available to the Adviser, the Fund, the Company and any agents engaged by the Company, the Sub-Adviser's expertise relating to matters affecting the Fund.

8.  For the services to be rendered and the facilities to be furnished under this Agreement, the Adviser shall pay to the Sub-Adviser a monthly management fee computed at the annual rate of 0.02% of the Fund's average daily net assets as long as and whenever the Fund has net assets of less than $20 million, and one-half (1/2) of the monthly fee the Adviser received under the Advisory and Service Contract as long as and whenever the Fund has net assets of $20 million or more. Such fee shall be payable on the fifteenth day of each calendar month for services performed hereunder during the preceding month. The net asset value of the Fund shall be calculated as of the close of the New York Stock Exchange on each day the Exchange is open for trading or as of such other time or times as the Company's Board of Directors may determine in accordance with the provisions of the 1940 Act. On each day when net asset value is not calculated, the net asset value of a share of common stock of the Fund shall be deemed to be the net asset value of such a share as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.

  If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month during which this Agreement is in effect shall be pro-rated in a manner consistent with the calculation of fees as set forth above.

9.  The Sub-Adviser represents, warrants and agrees that:

a.  The Sub-Adviser is registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act") and is currently in compliance and shall at all times continue to comply with the requirements imposed upon it by the Advisers Act and other applicable laws and regulations. The Sub-Adviser agrees to (i) supply Adviser with such documents as the Adviser may reasonably request to document compliance with such laws and regulations and (ii) immediately notify the Adviser of the occurrence of any event which would disqualify the Sub-Adviser from serving as an investment adviser of a registered investment company pursuant to any applicable law or regulation.

b.  The Sub-Adviser will maintain, keep current and preserve on behalf of the Fund in the manner provided by the 1940 Act all records required by the 1940 Act with respect to the Sub-Adviser's activities hereunder. The Sub-Adviser agrees that such records are the property of the Company, and will be surrendered to the Company promptly upon request.

c.  The Sub-Adviser will complete such reports concerning purchases or sales of securities on behalf of the Fund as the Adviser may from time to time require to document compliance with the 1940 Act, the Advisers Act, the Internal Revenue Code, applicable state securities laws and other applicable laws and regulations or regulatory and taxing authorities in countries other than the United States.

d.  After filing with the Securities and Exchange Commission any amendment to its Form ADV, the Sub-Adviser will promptly furnish a copy of such amendment to the Adviser.

e. The Sub-Adviser will immediately notify the Adviser of the occurrence of any event which would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or any other applicable statute or regulation.

10.  The Adviser represents, warrants and agrees that:

a.  It has been duly authorized by the Board of Directors of the Company to delegate to the Sub-Adviser the provision of the services contemplated hereby.

b.  The Adviser and the Company are currently in compliance and shall at all times continue to comply with the requirements imposed upon the Adviser and the Company by applicable law and regulations.

11.  The Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its shareholders in connection with the performance of its duties under this Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

12.  The Sub-Adviser hereby grants the Fund and the Company the right to use "Hoisington" in the name of the Fund so long as the Sub-Adviser is the sub-adviser to the Fund. If the Sub-Adviser ceases to be the Fund's sub-adviser, the Fund will promptly change its name to omit the reference to "Hoisington." The Sub-Adviser agrees that so long as "Hoisington" is included in the Fund's name, it will not allow the use of "Hoisington" in the name of any other public investment company without the express written consent of the Adviser or the Fund.

13.  This Agreement shall become effective as of the date first set forth above. Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect for a period of one year from the date of its execution, and thereafter shall continue in effect from year to year only so long as such continuance is specifically approved at least annually (a) by the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) by the vote of a majority of the Directors who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such parties, cast in person at a meeting called for the purpose of voting on such approval. It shall be the duty of the Directors of the Company to request and evaluate, and the duty of the Adviser and Sub-Adviser to furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement and any renewal thereof.

  This Agreement may be terminated at any time without the payment of any penalty (a) by the vote of the Board of Directors of the Company or by the vote of the holders of a majority of the outstanding voting securities of the Fund, as the term is defined by the 1940 Act, upon 60 days' written notice to the Adviser and the Sub-Adviser, or (b) by the Adviser, upon 60 days' written notice to the Sub-Adviser; or (c) by the Sub-Adviser, upon 60 days' written notice to the Adviser.

This Agreement shall automatically terminate in the event of its assignment as defined in the 1940 Act and the rules thereunder.

14.  No provision of this Agreement shall be changed, waived or discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, after approval by an affirmative vote of (i) a majority of the members of the Board, including a majority of Board members who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) (unless such approval is not required by Section 15 of the 1940 Act as interpreted by the SEC or its staff).

15.  This Agreement shall be binding upon, and inure to the benefit of, the Adviser and the Sub-Adviser, and their respective successors.

16.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

17.  Nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser, or any affiliate of the Sub-Adviser, or any employee of the Sub-Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other Company, firm, individual or association.

18.  To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Utah.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers thereunto duly authorized in multiple counterparts, each of which shall be an original but all of which shall constitute one and the same instrument.

WASATCH ADVISORS, INC.	HOISINGTON INVESTMENT MANAGEMENT COMPANY

By: _________________________ Name: Jeff Cardon Title: Chief Executive Officer	By: _________________________ Name: Van R. Hoisington Title: President

EXHIBIT D.2

FORM OF SUB-ADVISORY AGREEMENT

Agreement, dated as of __________________, by and between Wasatch Advisors, Inc., a Utah corporation (the "Adviser"), and 1st Source Corporation Investment Advisors, Inc. (the "Sub-Adviser").

WHEREAS, the Adviser is the investment adviser to the Wasatch – 1st Source Income Fund (the "Fund"), which is a series of Wasatch Funds, Inc. (the "Company"), which is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Adviser desires to retain the Sub-Adviser to assist the Adviser in furnishing an investment program to the Fund.

NOW, THEREFORE, in consideration of the mutual agreements herein made, the Adviser and the Sub-Adviser agree as follows:

1.  The Adviser hereby employs the Sub-Adviser to serve as sub-adviser with respect to the assets of the Fund, and to perform the services hereinafter set forth. The Sub-Adviser hereby accepts such employment and agrees, for the compensation herein provided, to assume all obligations herein set forth and to bear all expenses of its performance of such obligations (but no other expenses). The Sub-Adviser shall not be required to pay expenses of the Fund or the Company, unless otherwise explicitly provided herein. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or on behalf of the Fund or the Company in any way or otherwise be deemed an agent of the Fund or the Company.

2.  The Sub-Adviser shall direct the investment of the Fund's assets in accordance with the 1940 Act, the provisions of the Internal Revenue Code of 1986, as amended, relating to regulated investment companies, applicable laws, and the investment objectives, policies and restrictions set forth in the Fund's Prospectus and Statement of Additional Information filed with the Securities and Exchange Commission pursuant to Rule 497 under the Securities Act of 1933, subject to the supervision of the Company, its officers and directors, and the Adviser and in accordance with the investment objectives, policies and restrictions from time to time prescribed by the Board of Directors of the Company and communicated in writing by the Adviser to the Sub-Adviser and subject to such further limitations as the Adviser may from time to time impose by written notice to the Sub-Adviser.

3.  The Sub-Adviser shall formulate and implement a continuing program for the management of the Fund's assets. The Sub-Adviser shall amend and update such program from time to time as financial and other economic conditions warrant. The Sub-Adviser shall make all determinations with respect to the investment of the assets of the Fund and shall take such steps as may be necessary to implement the same, including the placement of purchase and sale orders on behalf of the Fund. The Sub-Adviser shall advise the Adviser and, if requested by the Adviser, advise the Company's Board of Directors (which shall make all non-investment decisions with respect to the securities in which the assets of the Fund may be invested), of the manner in which voting rights, rights to consent to corporate action, and any other noninvestment decisions pertaining to the Fund's portfolio securities should be exercised.

4.  The Sub-Adviser shall furnish such reports to the Adviser as the Adviser may reasonably request for the Adviser's use in discharging its obligations under the Advisory and Service Contract between the Fund and the Adviser (the "Advisory Agreement"), which reports may be distributed by the Adviser to the Company's Board of Directors at periodic meeting of such Board and at such other times as may be reasonably requested by the Company's Board of Directors. Copies of all such reports shall be furnished to the Adviser for examination and review within a reasonable time prior to the presentation of such reports to the Company's Board of Directors.

5.  The Sub-Adviser shall select the brokers and dealers that will execute the purchases and sales of portfolio instruments for the Fund and markets on or in which such transactions will be executed and shall place, in the name of the Fund or its nominee, all such orders.

a.  When placing such orders, the Sub-Adviser is authorized to employ such dealers and brokers as may, in the judgment of the Sub-Adviser (taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities), implement the policy of the fund to obtain the best execution. Consistent with this policy, the Sub-Adviser is authorized to direct the execution of the Fund's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Sub-Adviser to be useful or valuable to the performance of its sub-advisory functions for the Fund. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser.

  It is understood that certain other clients of the Sub-Adviser may have investment objectives and policies similar to those of the Fund, and that the Sub-Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. In such event, the Sub-Adviser shall allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Sub-Adviser to the accounts involved, including the Fund. When two or more of the clients of the Sub-Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.

b.  The Sub-Adviser agrees that, except to the extent permitted under Rule 17a-7 under the 1940 Act, or under any no action letter or exemptive order issued to the Company or the Fund by the Securities and Exchange Commission, it will not purchase or sell securities for the Fund in any transaction in which it, the Adviser or any "affiliated person" of the Company, the Fund, the Adviser or Sub-Adviser or any affiliated person of such "affiliated person" is acting as principal, and the Adviser will communicate in writing to the Sub-Adviser the name(s) of any affiliated person of the Company, the Fund or the Adviser. The Sub-Adviser agrees that any transactions effected under Rule 17a-7 shall comply with the then effective procedures adopted under such rule by the Company's Board of Directors.

c.  The Sub-Adviser agrees that it will not execute any portfolio transactions for the Fund with a broker or dealer or futures commission merchant which is an "affiliated person" of the Company, the Fund, the Adviser or the Sub-Adviser or an "affiliated person" of such an "affiliated person" without the prior written consent of the Adviser, and the Adviser will communicate in writing to the Sub-Adviser the names of such affiliated broker or dealer or futures commission merchant. In effecting such transactions, the Sub-Adviser shall comply with Section 17(e)(1) of the 1940 Act and the then effective procedures adopted under such rules by the Company's Board of Directors.

d.  The Sub-Adviser shall promptly communicate to the Adviser and, if requested by the Adviser, to the Company's Board of Directors, such information relating to portfolio transactions as the Adviser may reasonably request. The parties understand that the Fund shall bear all transaction costs in connection with the purchases and sales of portfolio securities for the Company.

6.  The Sub-Adviser may (at its cost except as contemplated by paragraph 5 of this Agreement) employ, retain or otherwise avail itself of the services and facilities of persons and entities within its own organization or any other organization for the purpose of providing the Sub-Adviser, the Adviser, the Fund, or the Company with such information, advice or assistance, including but not limited to advice regarding economic factors and trends and advice as to transactions in specific securities, as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to the Adviser, the Fund, or the Company, or in the discharge of the Sub-Adviser's overall responsibilities with respect to the other accounts for which it serves as investment manager or investment adviser.

7.  The Sub-Adviser shall cooperate with and make available to the Adviser, the Fund, the Company and any agents engaged by the Company, the Sub-Adviser's expertise relating to matters affecting the Fund, including, without limitation, timely advice regarding the valuation and voting of proxies of securities held by the Fund.

8.  For the services to be rendered and the facilities to be furnished under this Agreement, the Adviser shall pay to the Sub-Adviser a monthly management fee computed at the annual rate of 0.28% of the Fund's average daily net assets. Such fee shall be payable on the fifteenth day of each calendar month for services performed hereunder during the preceding month. The net asset value of the Fund shall be calculated as of the close of the New York Stock Exchange on each day the Exchange is open for trading or as of such other time or times as the Company's Board of Directors may determine in accordance with the provisions of the 1940 Act. On each day when net asset value is not calculated, the net asset value of a share of common stock of the Fund shall be deemed to be the net asset value of such a share as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.

9.  The Sub-Adviser represents, warrants and agrees that:

a.  The Sub-Adviser is registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act") and is currently in compliance and shall at all times continue to comply with the requirements imposed upon it by the Advisers Act and other applicable laws and regulations. The Sub-Adviser agrees to (i) supply Adviser with such documents as the Adviser may reasonably request to document compliance with such laws and regulations and (ii) immediately notify the Adviser of the occurrence of any event which would disqualify the Sub-Adviser from serving as an investment adviser of a registered investment company pursuant to any applicable law or regulation.

b.  The Sub-Adviser will maintain, keep current and preserve on behalf of the Fund in the manner provided by the 1940 Act all records required by the 1940 Act with respect to the Sub-Adviser's activities hereunder. The Sub-Adviser agrees that such records are the property of the Company, and will be surrendered to the Company promptly upon request.

c.  The Sub-Adviser will complete such reports concerning purchases or sales of securities on behalf of the Fund as the Adviser may from time to time require to document compliance with the 1940 Act, the Advisers Act, the Internal Revenue Code, applicable state securities laws and other applicable laws and regulations or regulatory and taxing authorities in countries other than the United States.

d.  After filing with the Securities and Exchange Commission any amendment to its Form ADV, the Sub-Adviser will promptly furnish a copy of such amendment to the Adviser.

e.  The Sub-Adviser will immediately notify the Adviser of the occurrence of any event which would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or any other applicable statute or regulation.

10.  The Adviser represents, warrants and agrees that:

a.  It has been duly authorized by the Board of Directors of the Company to delegate to the Sub-Adviser the provision of the services contemplated hereby.

b.  The Adviser and the Company are currently in compliance and shall at all times continue to comply with the requirements imposed upon the Adviser and the Company by applicable law and regulations.

11.  The Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its shareholders in connection with the performance of its duties under this Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

12.  The Sub-Adviser hereby grants the Fund and the Company the right to use "1st Source" in the name of the Fund so long as the Sub-Adviser is the sub-adviser to the Fund.

13.  This Agreement shall become effective as of the date first set forth above. Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect for a period of one year from the date of its execution, and thereafter shall continue in effect only so long as such continuance is specifically approved at least annually (a) by the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the Company, and (b) by the vote of a majority of the directors who are not parties to this Agreement or Interested Persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval. It shall be the duty of the Directors of the Company to request and evaluate, and the duty of the Adviser and Sub-Adviser to furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement and any renewal thereof.

  This Agreement may be terminated at any time without the payment of any penalty (a) by the vote of the Board of Directors of the Company or by the vote of the holders of a majority of the outstanding voting securities of the Fund, as the term is defined in the 1940 Act, upon 60 days' written notice to the Adviser and the Sub-Adviser, or (b) by the Adviser, upon 60 days' written notice to the Sub-Adviser; or (c) by the Sub-Adviser, upon 60 days' written notice to the Adviser. This Agreement shall automatically terminate in the event of its assignment as defined in the 1940 Act and the rules thereunder.

14.  No provision of this Agreement shall be changed, waived or discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, after approval by an affirmative vote of (i) a majority of the members of the Board of Directors of the Company, including a majority of Board members who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) (unless such approval is not required by Section 15 of the 1940 Act as interpreted by the SEC or its staff).

15.  This Agreement shall be binding upon, and inure to the benefit of, the Adviser and the Sub-Adviser, and their respective successors.

16.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

17.  Nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser, or any affiliate of the Sub-Adviser, or any employee of the Sub-Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

18.  To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Utah.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers thereunto duly authorized in multiple counterparts, each of which shall be an original but all of which shall constitute one and the same instrument.

WASATCH ADVISORS, INC.	1ST SOURCE CORPORATION INVESTMENT ADVISORS, INC.

By: _________________________ Name: Jeff Cardon Title: Chief Executive Officer	By: _________________________ Name: Title:

EXHIBIT E

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this [  ] day of, 2010, by and between Wasatch Funds Trust, a Massachusetts business trust (the "Successor Entity"), on behalf of each of its series listed in Exhibit A attached hereto (each, a "Successor Fund") and Wasatch Funds, Inc., a Minnesota corporation (the "Predecessor Entity"), on behalf of each of its series listed in Exhibit A attached hereto (each, a "Predecessor Fund"). The Predecessor Entity and Successor Entity each maintain its principal place of business at 150 Social Hall Avenue, 4th Floor, Salt Lake City, Utah 84111.

WHEREAS, each of the Predecessor Funds is a series of the Predecessor Entity, an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, each of the Successor Funds has been organized in order to continue the business and operations of the corresponding Predecessor Fund;

WHEREAS, each Successor Fund currently has no assets and has carried on no business activities prior to the date first shown above and will have had no assets and will have carried on no business activities prior to the consummation of the transaction described herein;

WHEREAS, this Agreement is intended to be and is adopted, with respect to each Predecessor Fund and its corresponding Successor Fund as set forth on Exhibit A, as a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code");

WHEREAS, the contemplated reorganization for each Predecessor Fund and its corresponding Successor Fund as set forth on Exhibit A (each, a "Reorganization") will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Predecessor Fund to the corresponding Successor Fund in exchange solely for shares of beneficial interest of the Successor Fund ("Successor Fund Shares") corresponding to the outstanding common shares of the Predecessor Fund ("Predecessor Fund Shares"), as described herein, (2) the assumption by the Successor Fund of all liabilities of the Predecessor Fund, and (3) the subsequent distribution of the Successor Fund Shares (which shall then constitute all of the assets of the Predecessor Fund) to the shareholders of the Predecessor Fund in complete liquidation of the Predecessor Fund, as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, following the Reorganization of each Predecessor Fund, the Predecessor Entity shall voluntarily dissolve, terminate and have its affairs wound up in accordance with Minnesota state law;

WHEREAS, the Board of Trustees of the Successor Entity (the "Successor Entity Board") has determined, with respect to each Successor Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the corresponding Predecessor Fund for Successor Fund Shares and the assumption of all liabilities of such Predecessor Fund by the corresponding Successor Fund is in the best interests of each Successor Fund and its shareholders; and

WHEREAS, the Board of Directors of the Predecessor Entity (the "Predecessor Entity Board") has determined, with respect to each Predecessor Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of such Predecessor Fund for Successor Fund Shares and the assumption of all liabilities of such Predecessor Fund by the corresponding Successor Fund pursuant to this Agreement is in the best interests of each Predecessor Fund and its shareholders and that the interests of the existing shareholders will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

SECTION 1. THE REORGANIZATION

Section 1.1. Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Predecessor Entity, on behalf of each Predecessor Fund, agrees to sell, assign, convey, transfer and deliver all of each Predecessor Fund's property and assets, as set forth in Section 1.2, to the corresponding Successor Fund, and the Successor Entity, on behalf of each Successor Fund, agrees in exchange therefor: (a) to deliver to the corresponding Predecessor Fund the number, determined in accordance with Section 1.4, of full and fractional Successor Fund Shares corresponding to the Predecessor Fund Shares as of the time and date set forth in Section 3.1; and (b) to assume all liabilities of such Predecessor Fund, as set forth in Section 1.2. Such transactions, in each case with respect to a Predecessor Fund and a corresponding Successor Fund, shall take place on a closing date as provided for in Section 3.1 (a "Closing Date"). Exhibit A attached hereto shows each Successor Fund and the corresponding Predecessor Fund, including such Predecessor Fund's name and the designation of the series of shares representing such fund in the Predecessor Entity's articles of incorporation and certificates of designation.

Section 1.2. The property and assets of the Predecessor Entity, attributable to each Predecessor Fund, to be sold, assigned, conveyed, transferred and delivered to and acquired by the Successor Entity, on behalf of the corresponding Successor Fund, shall consist of all assets and property of every kind and nature of the Predecessor Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers (collectively, with respect to each Predecessor Fund separately, "Assets"). For the avoidance of doubt, the "Assets" pertaining to a Predecessor Fund include (a) the "assets belonging to" the series of shares representing such fund, as the term "assets belonging to" is defined in Article 6(b) of the Predecessor Entity's articles of incorporation, and (b) the "General Assets" which have been allocated to such series of shares pursuant to Article 6(c) of the Predecessor Entity's articles of incorporation. The Successor Entity, on behalf of each Successor Fund, shall assume all of the liabilities and obligations of the corresponding Predecessor Fund, including, without limitation, all indemnification obligations of such Predecessor Fund with respect to the current and former Directors and officers of the Predecessor Entity, whether accrued or contingent, known or unknown, existing at the Valuation Date (as defined in Section 2) (collectively, with respect to each Predecessor Fund separately, "Liabilities"). For the avoidance of doubt, the "Liabilities" pertaining to a Predecessor Fund include (a) the "Special Liabilities" with which the series of shares representing such fund are charged pursuant to Article 6(d) of the Predecessor Entity's articles of incorporation, and (b) the "General Liabilities" with which such series of shares are charged pursuant to Article 6(d) of the Predecessor Entity's articles of incorporation. The Predecessor Fund will sell, assign, convey, transfer and deliver to the Successor Entity, on behalf of the corresponding Successor Fund, any rights, stock dividends, or other securities received by the Predecessor Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Successor Entity, on behalf of the corresponding Successor Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Predecessor Fund acquired by the Successor Entity, on behalf of the corresponding Successor Fund.

Section 1.3. Immediately upon delivery to the Predecessor Fund of the Successor Fund Shares, the Predecessor Entity, on behalf of such Predecessor Fund, as the then sole shareholder of the corresponding Successor Fund, shall (a) approve the advisory agreement and sub-advisory agreement (as applicable) with respect to the Successor Fund, (b) elect Trustees of the Successor Entity and (c) approve any other matter for which shareholder approval is required.

Section 1.4. Immediately following the actions contemplated by Section 1.1, the Predecessor Entity shall take such actions necessary to complete the Reorganization of each Predecessor Fund. To complete the Reorganization, the Predecessor Entity, on behalf of each Predecessor Fund, shall (a) distribute to its shareholders of record of Predecessor Fund Shares as of the Closing Date ("Predecessor Fund Shareholders"), on a pro rata basis, the Successor Fund Shares of the corresponding Successor Fund received by the Predecessor Entity, on behalf of the respective Predecessor Fund, pursuant to Section 1.1, in complete liquidation of such Predecessor Fund Shares and (b) terminate and dissolve in accordance with applicable Minnesota state law. Such distribution and liquidation shall be accomplished, with respect to the Predecessor Fund Shares, by the transfer of the corresponding Successor Fund Shares then credited to the account of the Predecessor Fund on the books of the Successor Fund to open accounts on the share records of the Successor Fund in the names of the Predecessor Fund Shareholders, and the cancellation of all issued and outstanding Predecessor Fund Shares on the books of the Predecessor Fund. The aggregate net asset value of Successor Fund Shares to be so credited to the Predecessor Fund Shareholders of the corresponding Predecessor Fund shall be equal to the aggregate net asset value of the Predecessor Fund Shares owned by Predecessor Fund Shareholders on the Closing Date. The Successor Fund shall not issue certificates representing Successor Fund Shares in connection with such exchange.

Section 1.5. Ownership of Successor Fund Shares will be shown on the books of each Successor Fund's transfer agent.

Section 1.6. Any regulatory reporting responsibility of a Predecessor Fund, including, but not limited to, the responsibility for filing regulatory reports or other documents with the Securities and Exchange Commission ("Commission"), any state securities commission, or any other relevant regulatory authority (but excluding the filing of any tax returns), is and shall remain the responsibility of the Predecessor Entity, on behalf of such Predecessor Fund.

Section 1.7. All the books and records of the Predecessor Entity, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Successor Entity from and after the Closing Date and shall be turned over to the Successor Entity on or prior to the termination of the Predecessor Entity.

Section 1.8. If and to the extent the Board of Directors of the Predecessor Entity deems it advisable for federal income tax purposes, such Predecessor Funds shall make a distribution of net investment company taxable income, if any, and net capital gain, if any, immediately prior to the Effective Time.

SECTION 2. VALUATION

The value of the Assets and the amount of the Liabilities of each Predecessor Fund shall be determined as of the time for calculation of its net asset value as set forth in the then-current prospectus for the Predecessor Fund, and after the declaration of any dividends by the Predecessor Fund, on the applicable Closing Date (such time and date being hereinafter called the "Valuation Date"), computed using the valuation procedures established by the Predecessor Entity Board. All computations of value and amounts shall be made by the fund accountant for each Predecessor Fund.

SECTION 3. CLOSING AND CLOSING DATE

Section 3.1. Subject to the terms and conditions set forth herein, the Closing Date with respect to each Reorganization shall be February 26, 2010, or such other date as the parties may agree with respect to such Reorganization. All acts taking place at the closing of a Reorganization as provided for in this Agreement with respect to each such Reorganization (a "Closing") shall be deemed to take place simultaneously as of the "close of business" on the Closing Date for such Reorganization unless otherwise agreed to by the parties (the "Effective Time"). The close of business on a Closing Date shall be as of 4:00 p.m., Eastern Time or such later time on that date as the Predecessor Fund's net asset value is calculated in accordance with Section 2 and after the declaration of any dividends. Each Closing shall be held at the offices of the Successor Entity and Predecessor Entity or at such other time and/or place as the parties may agree.

Section 3.2. The Predecessor Entity shall direct State Street Bank and Trust Company (the "Custodian") to transfer ownership of the Assets from the accounts of the applicable Predecessor Fund that the Custodian maintains as custodian for the Predecessor Fund to the accounts of the Successor Fund that the Custodian maintains as custodian for the Successor Fund and to deliver to the Successor Entity, at the Closing, a certificate of an authorized officer stating that (i) the Assets of the Predecessor Fund have been so transferred as of the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of the Predecessor Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

Section 3.3. The Predecessor Entity shall direct UMB Fund Services, Inc., in its capacity as transfer agent for each Predecessor Fund ("Transfer Agent"), to deliver to the Successor Entity at the Closing of the Reorganization of such Predecessor Fund a certificate of an authorized officer stating that its records contain the name and address of each Predecessor Fund Shareholder and the number and percentage ownership of Predecessor Fund Shares owned by each such shareholder immediately prior to the Closing as well as such records. Each Successor Fund shall deliver to the Secretary of the corresponding Predecessor Fund a confirmation evidencing that (a) the appropriate number of Successor Fund Shares have been credited to such Predecessor Fund's account on the books of such Successor Fund pursuant to Section 1.1 prior to the actions contemplated by Section 1.4 and (b) the appropriate number of Successor Fund Shares have been credited to the accounts of the Predecessor Fund Shareholders on the books of such Successor Fund pursuant to Section 1.4. At the applicable Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

Section 3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of a Predecessor Fund (each, an "Exchange") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of such Predecessor Fund is impracticable (in the judgment of the Predecessor Entity Board with respect to such Predecessor Fund), the Closing Date with respect to such Reorganization shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

SECTION 4. REPRESENTATIONS AND WARRANTIES

Section 4.1. Except as has been fully disclosed to the Successor Entity in Schedule 4.1 of this Agreement, the Predecessor Entity, on behalf of each Predecessor Fund, severally, but not jointly, represents and warrants to the Successor Entity and the corresponding Successor Fund as follows:

(a)  Such Predecessor Fund is duly established as a series of the Predecessor Entity, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota, with power under the Predecessor Entity's Articles of Incorporation, as amended (the "Predecessor Entity Charter"), to own all of its Assets and to carry on its business as it is being conducted as of the date hereof. The Predecessor Entity is duly qualified to do business as a foreign corporation in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Predecessor Entity. The Predecessor Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in Section 4.1(c).

(b)  The Predecessor Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of Predecessor Fund Shares of such Predecessor Fund under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect.

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by such Predecessor Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d)  The current prospectus and statement of additional information of such Predecessor Fund (true and correct copies of which have been delivered to the Successor Entity) and each prospectus and statement of additional information of such Predecessor Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)  On the Closing Date, the Predecessor Entity, on behalf of such Predecessor Fund, will have good and marketable title to such Predecessor Fund's Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Successor Entity, on behalf of the corresponding Successor Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f)  Such Predecessor Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Predecessor Entity, on behalf of such Predecessor Fund, will not result, in a material violation of Minnesota law or of the Predecessor Entity Charter or the by-laws of the Predecessor Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Predecessor Entity, on behalf of such Predecessor Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Predecessor Entity, on behalf of such Predecessor Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Predecessor Entity, on behalf of such Predecessor Fund, is a party or by which it is bound.

(g)  All material contracts or other commitments of such Predecessor Fund (other than this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, the indemnification agreements of the current and former Directors of the Predecessor Entity, and those contracts listed in Schedule 4.1) will terminate without liability to such Predecessor Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of such Predecessor Fund and, to the Predecessor Fund's knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by such Predecessor Fund to the corresponding Successor Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by such Predecessor Fund or the imposition of any penalty thereunder.

(h)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Predecessor Entity's knowledge, threatened against the Predecessor Entity, with respect to such Predecessor Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of such Predecessor Fund's business. The Predecessor Entity, on behalf of such Predecessor Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects such Predecessor Fund's business or the Predecessor Entity's ability to consummate the transactions herein contemplated on behalf of such Predecessor Fund.

(i)  The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of such Predecessor

Fund as at the last day of the most recently completed fiscal year of such Predecessor Fund prior to the date of this Agreement, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America ("GAAP") consistently applied, and such statements (true and correct copies of which have been furnished to the Successor Entity) present fairly, in all material respects, the financial condition of such Predecessor Fund as of such date in accordance with GAAP, and there are no known contingent, accrued or other liabilities of such Predecessor Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(j)  Since the last day of the most recently completed fiscal year of such Predecessor Fund prior to the date of this Agreement, there has not been any material adverse change in such Predecessor Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by such Predecessor Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subsection (j), a decline in net asset value per share of Predecessor Fund Shares due to declines in market values of securities held by such Predecessor Fund, the discharge of such Predecessor Fund's liabilities, or the redemption of Predecessor Fund Shares by shareholders of such Predecessor Fund shall not constitute a material adverse change.

(k)  Each Predecessor Fund is a separate fund of the Predecessor Entity within the meaning of Section 851(g) of the Code.

(l)  On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of such Predecessor Fund required by law to have been filed by such date (including any extensions) shall have been filed and shall be correct in all material respects, and all taxes required to be paid by such Predecessor Fund (whether or not shown or required to be shown as due on any return) shall have been paid or provision shall have been made for the payment thereof and, to the best of the Predecessor Entity's knowledge, no such return shall be under audit and no additional assessment of any tax shall have been proposed or asserted by any governmental authority with respect to such Predecessor Fund.

(m)  For each taxable year of its operation, such Predecessor Fund shall have met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company," shall have elected to be treated as such, shall have been eligible to compute its federal income tax under Section 852 of the Code and shall have computed its federal income tax under Section 852 of the Code. For any taxable year not yet completed as of the end of the day on the Closing Date, the Predecessor Entity reasonably expects that the corresponding Successor Fund, as successor to such Predecessor Fund, will be able to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and will be eligible to compute its federal income tax under Section 852 of the Code.

(n)  All issued and outstanding Predecessor Fund Shares of such Predecessor Fund are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Predecessor Entity and have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Predecessor Fund Shares of such Predecessor Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of such Predecessor Fund, as provided in Section 3.3. Such Predecessor Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Predecessor Fund Shares of such Predecessor Fund, nor is there outstanding any security convertible into any of the Predecessor Fund Shares of such Predecessor Fund.

(o)  The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Predecessor Entity Board, on behalf of such Predecessor Fund (including the determination required by Rule 17a-8(a) of the 1940 Act), and this Agreement constitutes a valid and binding obligation of the Predecessor Entity, on behalf of such Predecessor Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

(p)  If shareholder approval of the Predecessor Fund is being sought, the provisions of the Proxy Statement (as defined in Section 5.2) relating to such Predecessor Fund, on the date thereof and at all times prior to the conclusion of the shareholder meeting of the Predecessor Entity will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Successor Entity, on behalf of the corresponding Successor Fund, for use therein), and (ii) comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder.

Section 4.2. Except as has been fully disclosed to the Predecessor Entity in Schedule 4.2 to this Agreement, the Successor Entity, on behalf of each Successor

Fund, severally, but not jointly, represents and warrants to the Predecessor Entity and the corresponding Predecessor Fund as follows:

(a)  Such Successor Fund is duly established as a series of the Successor Entity, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with the power under the Successor Entity's Declaration of Trust (the "Successor Entity Charter") to own all of the Assets of the corresponding Predecessor Fund and to carry on its business as contemplated by this Agreement. The Successor Entity is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Successor Entity. The Successor Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement except as described in Section 4.2(b).

(b)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by such Successor Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(c)  Such Successor Fund currently has no assets or liabilities and has carried on no business activities prior to the date first shown above. Prior to the Closing Date, the Successor Fund will not have any assets or liabilities or have carried on any business activities, except for such activities as is required to consummate the transactions contemplated by this Agreement.

(d)  Such Successor Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Successor Entity, on behalf of such Successor Fund, will not result, in a material violation of Massachusetts law or the Successor Entity Charter or the by-laws of the Successor Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Successor Entity, on behalf of such Successor Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Successor Entity, on behalf of such Successor Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Successor Entity, on behalf of such Successor Fund, is a party or by which it is bound.

(e)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Successor Entity's knowledge, threatened against the Successor Entity, with respect to such Successor Fund or its properties or assets, that, if adversely determined, would materially and adversely affect such Successor Fund's financial condition or the conduct of such Successor Fund's business. The Successor Entity, on behalf of Successor Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects such Successor Fund's business or the Successor Entity's ability to consummate the transactions herein contemplated on behalf of such Successor Fund.

(f)  The Successor Fund Shares to be issued and delivered by the Successor Entity in exchange for the Assets of the corresponding Predecessor Funds pursuant to this Agreement will be, when so issued and delivered, duly authorized, legally issued and outstanding, fully paid and non-assessable (except that shareholders of the Successor Fund may under certain circumstances be held personally liable for its obligations) and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. Such Successor Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Successor Fund Shares of such Successor Fund, nor is there outstanding any security convertible into any Successor Fund Shares of such Successor Fund.

(g)  The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Successor Entity Board (including the determinations required by Rule 17a-8(a) under the 1940 Act), and this Agreement constitutes a valid and binding obligation of the Successor Entity, on behalf of such Successor Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

(h)  If shareholder approval of the Predecessor Fund is being sought, the information to be furnished by the Successor Entity on behalf of such Successor Fund for use in the proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(i)  Each Successor Fund is a separate fund of the Successor Entity within the meaning of Section 851(g) of the Code.

(j)  Such Successor Fund was formed solely for the purpose of consummating the Reorganization and continuing the business and operations of the corresponding Predecessor Fund. As of the Closing Date, and immediately prior to the Reorganization, such Successor Fund shall not ever have held any assets and shall not ever have carried on any business activities whatsoever, except for such activity as is required to consummate the transactions contemplated by this Agreement.

(k)  For the taxable year that includes the Closing Date and for subsequent taxable periods, the Successor Entity reasonably expects that such Successor Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and will be eligible to, and will, compute its Federal income tax under Section 852 of the Code.

SECTION 5. COVENANTS

The Predecessor Entity, on behalf of each Predecessor Fund, and the Successor Entity, on behalf of each Successor Fund, respectively, hereby further covenant severally, but not jointly, as follows:

Section 5.1. The Predecessor Fund will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the applicable Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other distribution that may be advisable.

Section 5.2. If approval of shareholders is required, the Predecessor Entity will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. In addition, the Predecessor Entity will prepare, file with the Commission, and deliver to its shareholders in connection with such meeting a proxy statement on Schedule 14A ("Proxy Statement") in compliance in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder.

Section 5.3. The Successor Fund Shares to be acquired by such Predecessor Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

Section 5.4. The Predecessor Entity, on behalf of each Predecessor Fund, will assist the corresponding Successor Fund in obtaining such information as such Successor Fund reasonably requests concerning the beneficial ownership of the Predecessor Fund Shares of such Predecessor Fund.

Section 5.5. Subject to the provisions of this Agreement, the Successor Entity, on behalf of each Successor Fund, and the Predecessor Entity, on behalf of each corresponding Predecessor Fund, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

Section 5.6. The Successor Entity, on behalf of each Successor Fund, will provide to the corresponding Predecessor Fund such information regarding such Successor Fund as may be reasonably necessary for the preparation of the Proxy Statement.

Section 5.7. Each of the Successor Entity, on behalf of each Successor Fund, and the Predecessor Entity, on behalf of each corresponding Predecessor Fund, will use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

Section 5.8. The Predecessor Entity, on behalf of each Predecessor Fund, will, from time to time, as and when reasonably requested by the Successor Entity, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Successor Entity, on behalf of the corresponding Successor Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Predecessor Entity's title to and possession of the Successor Fund Shares to be delivered hereunder and (b) the Successor Entity's title to and possession of all the Assets and to otherwise carry out the intent and purpose of this Agreement.

Section 5.9. The Successor Entity, on behalf of each Successor Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to operate after the Closing Date.

SECTION 6. CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH PREDECESSOR FUND

The obligations of the Predecessor Entity, on behalf of each Predecessor Fund, to consummate the transactions provided for herein on the applicable Closing Date shall be subject, at the Predecessor Entity's election, to the following conditions with respect to the applicable Predecessor Fund:

Section 6.1. All representations and warranties of the Successor Entity, on behalf of such Successor Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the applicable Closing Date, with the same force and effect as if made on and as of the applicable Closing Date.

Section 6.2. The Successor Entity, on behalf of such Successor Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Successor Entity, on behalf of such Successor Fund, on or before the applicable Closing Date.

Section 6.3. The Successor Entity, on behalf of such Successor Fund, shall have executed and delivered an assumption of the Liabilities of the corresponding Predecessor Fund and all such other agreements and instruments as the Predecessor Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) such Predecessor Fund's title to and possession of the Successor Fund Shares to be delivered hereunder and (b) the Successor Entity's assumption of all of the Liabilities and to otherwise to carry out the intent and purpose of this Agreement.

Section 6.4. The Successor Entity, on behalf of such Successor Fund, shall have delivered to such Predecessor Fund a certificate executed in the name of the Successor Entity, on behalf of such Successor Fund, by the Successor Entity's President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Predecessor Entity and dated as of the applicable Closing Date, as to the matters set forth in Sections 6.1 and 6.2 and as to such other matters as the Predecessor Entity shall reasonably request.

Section 6.5. The Successor Entity, on behalf of such Successor Fund, and the Predecessor Entity, on behalf of the corresponding Predecessor Fund, shall have agreed on the number of full and fractional Successor Fund Shares to be issued by such Successor Fund in connection with the Reorganization after such number has been calculated in accordance with Section 1.1.

SECTION 7. CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH SUCCESSOR FUND

The obligations of the Successor Entity, on behalf of each Successor Fund, to consummate the transactions provided for herein on the applicable Closing Date shall be subject, at the Successor Entity's election, to the following conditions with respect to the applicable Successor Fund:

Section 7.1. All representations and warranties of the Predecessor Entity, on behalf of such Predecessor Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the applicable Closing Date, with the same force and effect as if made on and as of the applicable Closing Date.

Section 7.2.  The Predecessor Entity, on behalf of such Predecessor Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Predecessor Entity, on behalf of such Predecessor Fund, on or before the applicable Closing Date.

Section 7.3. The Predecessor Entity shall have delivered to the Successor Entity, on behalf of such Successor Fund, a Statement of Assets and Liabilities of the corresponding Predecessor Fund as of the applicable Closing Date, including a schedule of investments, certified by the Treasurer of the Predecessor Entity on behalf of such Predecessor Fund. The Predecessor Entity, on behalf of such Predecessor Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Successor Entity may reasonably deem necessary or desirable in order to vest in the Successor Fund and confirm (a) the Predecessor Fund's title to and possession of the Successor Fund Shares to be delivered hereunder and (b) the Successor Fund's title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

Section 7.4. The Predecessor Entity, on behalf of such Predecessor Fund, shall have delivered to the Successor Entity a certificate executed in the name of the Predecessor Entity, on behalf of such Predecessor Fund, by the Predecessor Entity's President or Vice President and its Treasurer or Assistant Treasurer, in a

form reasonably satisfactory to the Successor Entity and dated as of the Closing Date, as to the matters set forth in Sections 7.1 and 7.2 and as to such other matters as the Successor Entity shall reasonably request.

Section 7.5. The Predecessor Entity, on behalf of such Predecessor Fund, and the Successor Entity, on behalf of the corresponding Successor Fund, shall have agreed on the number of full and fractional Successor Fund Shares to be issued by such Successor Fund in connection with the Reorganization after such number has been calculated in accordance with Section 1.1.

SECTION 8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH SUCCESSOR FUND AND EACH CORRESPONDING PREDECESSOR FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Predecessor Entity, on behalf of each Predecessor Fund, or the Successor Entity, on behalf of the corresponding Successor Fund, the other party to this Agreement shall be entitled on behalf of the corresponding Predecessor Fund or Successor Fund, as applicable, at its option, to refuse to consummate the transactions contemplated by this Agreement with respect to the applicable Predecessor Fund and its corresponding Successor Fund:

Section 8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Predecessor Entity, if such approval is required, in accordance with the provision of the Predecessor Entity Charter, the by-laws of the Predecessor Entity, and Minnesota law, and certified copies of the resolutions evidencing such approval shall have been delivered to the Successor Entity. Notwithstanding anything herein to the contrary, neither the Successor Entity nor the Predecessor Entity may waive the condition set forth in this Section 8.1.

Section 8.2. On the applicable Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Predecessor Entity, with respect to such Predecessor Fund, or the Successor Entity, with respect to such Successor Fund, from completing the transactions contemplated by this Agreement.

Section 8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Successor Entity or the Predecessor Entity to permit consummation, in all material respects, of the transactions contemplated with respect to such Successor Fund or corresponding Predecessor Fund hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of such Successor Fund or such Predecessor Fund, provided that either party hereto may for itself waive any of such conditions.

Section 8.4. The registration statement of the Predecessor Entity under the 1933 Act and the 1940 Act with respect to such Predecessor Fund shall have been amended to reflect the Reorganization and any additional information necessary to comply with Rule 414(d) under the 1933 Act, and the Successor Entity shall have expressly adopted such amended registration statement with respect to the corresponding Successor Fund for purposes of the 1933 Act and the 1940 Act. In addition, the 1940 Act notification of registration of the Predecessor Entity shall have been amended to reflect the Reorganization, and the Successor Entity shall have expressly adopted such amended notification for purposes of the 1940 Act. No stop order suspending the effectiveness of such registration statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

Section 8.5. The parties shall have received the opinion of Chapman and Cutler LLP, dated the Closing Date, based upon certain facts, assumptions and representations made by the Predecessor Entity, on behalf of the applicable Predecessor Fund, by the Successor Entity, on behalf of the applicable Successor Fund, and by their respective authorized officers, substantially to the effect that, for federal income tax purposes, (i) the transfer to such Successor Fund of all of the assets of such Predecessor Fund in exchange solely for Successor Fund Shares and the assumption by such Successor Fund of all of the liabilities of such Predecessor Fund, followed by the distribution of such Successor Fund Shares to the shareholders of such Predecessor Fund and the dissolution or termination of such Predecessor Fund will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and such Successor Fund and such Predecessor Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by such Predecessor Fund upon the transfer of its Assets to such corresponding Successor Fund solely (except to the extent cash payments are made in lieu of fractional shares) in exchange for the Successor Fund Shares of such Successor Fund and the assumption by such Successor Fund of all of the Liabilities, or upon the distribution of the Successor Fund Shares by such Predecessor Fund to its shareholders in liquidation, except for (A) gain or loss that may be recognized on the transfer of "section 1256 contracts" as defined in Section 1256(b) of the Code and (B) gain that may be recognized on the transfer of stock in a "passive foreign investment company" as defined in Section 1297(a) of the Code; (iii) the basis in the hands of such Successor Fund of the Assets of such corresponding Predecessor Fund will be the same as the basis of such Assets in the hands of the Predecessor Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Predecessor Fund upon the transfer; (iv) the holding periods of the Assets in the hands of such Successor Fund, other than assets with respect to which gain or loss is required to be recognized, will include in each instance the period during which the Assets were held by such Predecessor Fund; (v) no gain or loss will be recognized by such Successor Fund upon receipt of the Assets solely in exchange for the Successor Fund Shares and the assumption by such Successor Fund of the Liabilities of such corresponding Predecessor Fund; (vi) no gain or loss will be recognized by the shareholders of such Predecessor Fund upon the exchange of all of their Predecessor Fund Shares solely for Successor Fund Shares as part of the Reorganization (except to the extent cash payments are made in lieu of fractional shares); (vii) the aggregate basis of the Successor Fund Shares that each Predecessor Fund shareholder receives in the Reorganization will be the same as the aggregate basis of his or her Predecessor Fund Shares exchanged therefor (after taking into account fractional shares surrendered by such shareholder); (viii) each Predecessor Fund shareholder's holding period for his or her Successor Fund Shares will be determined by including the period for which he or she held the Predecessor Fund Shares exchanged therefor, provided that he or she held such Predecessor Fund Shares as capital assets; and (ix) such Successor Fund will succeed to and take into account the items of such Predecessor Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder. Such opinion may contain such assumptions and limitations as shall be in the opinion of Chapman and Cutler LLP appropriate to render the opinions expressed therein. The delivery of such opinion is conditioned upon receipt by Chapman and Cutler LLP of representations it shall request of the Successor Entity and the Predecessor Entity. Notwithstanding anything herein to the contrary, neither the Successor Entity nor the Predecessor Entity may waive the condition set forth in this Section 8.5.

Section 8.6. The Predecessor Entity, on behalf of each Predecessor Fund, shall have received on the applicable Closing Date an opinion of Bingham McCutchen LLP, in a form reasonably satisfactory to the Predecessor Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Successor Entity, on behalf of the corresponding Successor Fund and its authorized officers: (a) each Successor Fund is a series of the Successor Entity, a business trust validly existing under the laws of the Commonwealth of Massachusetts; (b) the Successor Entity, with respect to the corresponding Successor Fund, has the power as a business trust to carry on its business as contemplated by this Agreement; and (c) the Successor Fund Shares to be issued and delivered by the Successor Entity in exchange for the Assets of the corresponding Predecessor Funds pursuant to this Agreement will be, when so issued and delivered, duly authorized, legally issued and outstanding, fully paid and non-assessable (except that shareholders of the Successor Fund may under certain circumstances be held personally liable for its obligations). Such opinion may contain such assumptions and limitations as shall be in the opinion of Bingham McCutchen LLP appropriate to render the opinions expressed therein.

SECTION 9. INDEMNIFICATION

The Successor Entity, out of each Successor Fund's assets and property (including any amounts paid to the Successor Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Predecessor Entity and its Directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the corresponding Predecessor Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Successor Entity or Trustees or officers prior to the Closing Date, provided that such indemnification by the Successor Entity is not (a) in violation of applicable law or (b) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

SECTION 10. BROKERAGE FEES AND EXPENSES

Section 10.1. The Successor Entity, on behalf of each Successor Fund, and the Predecessor Entity, on behalf of each Predecessor Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

SECTION 11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

Section 11.1. The Successor Entity and the Predecessor Entity agree that neither party has made any representation, warranty or covenant, on behalf of either a Successor Fund or a Predecessor Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

Section 11.2. The covenants to be performed after the Closing by both the Successor Entity and the Predecessor Entity, and the obligations of the Successor Entity, on behalf of each Successor Fund, in Section 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

SECTION 12. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to any Successor Fund or Predecessor Fund at any time prior to the Effective Time (whether before or after approval of the shareholders of the Predecessor Funds) with respect to the applicable Reorganization by resolution of the Successor Entity Board or the Predecessor Entity Board, as applicable, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to such Successor Fund or such Predecessor Fund, respectively. The termination of this Agreement with respect to a Predecessor Fund or its corresponding Successor Fund shall not affect the continued effectiveness of this Agreement with respect to any other Predecessor Fund or Successor Fund, nor shall it affect the rights and obligations of any party in respect of any breach of this Agreement occurring prior to such termination.

In the event of termination, there shall be no liability for damages on the part of either the Predecessor Entity or Successor Entity (other than any agreement between the parties to pay expenses) or any Director, Trustee or officers of the Predecessor Entity or Successor Entity.

SECTION 13. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of Predecessor Entity and the Successor Entity; provided, however, that following the meeting of the Predecessor Fund shareholders called by the Predecessor Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Successor Fund Shares to be issued to Predecessor Fund shareholders under this Agreement to the detriment of such shareholders without their further approval and the further approval of the Board of Directors of the Predecessor Entity and the Board of Trustees of the Successor Entity (including the determination required by Rule 17a-8(a) under the 1940 Act), and provided further that nothing contained in this Section 13 shall be construed as requiring additional approval to amend this Agreement to change the Closing Date or the Effective Time.

SECTION 14. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed to the Successor Entity or the Predecessor Entity, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

SECTION 15. HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

Section 15.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Section 15.3. This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of Utah.

Section 15.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

Section 15.5. The warranties, representations and agreements contained in this Agreement made by the Predecessor Entity, on behalf of each of the Predecessor Funds, are made on a several (and not joint, or joint and several) basis. Similarly, the warranties, representations and agreements contained in this Agreement made by the Successor Entity, on behalf of each of the Successor Funds, are made on a several (and not joint, or joint and several) basis.

Section 15.6. The Successor Entity Charter is on file with the Secretary of State of the Commonwealth of Massachusetts. Consistent with the Successor Entity Charter, the obligations of the Successor Entity with respect to any Successor Fund entered into in the name or on behalf the Successor Entity by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Successor Entity personally, but bind only the assets of the Successor Entity belonging to the applicable Successor Fund, and all persons dealing with any series or funds of the Successor Entity must look solely to the assets of the Successor Entity belonging to such series or fund for the enforcement of any claims against the Successor Entity.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

WASATCH FUNDS TRUST, on behalf of each of its series listed in Exhibit A attached hereto

By: ___________________________________
Name: _____________________________
Title ______________________________

WASATCH FUNDS INC., on behalf of each of its series listed in Exhibit A attached hereto

By: ___________________________________
Name: _____________________________
Title ______________________________

Exhibit A to the Agreement and Plan
of Reorganization between Wasatch Funds, Inc.
and
Wasatch Funds Trust

Series	Fund
A	Wasatch Small Cap Growth Fund
B	Wasatch Core Growth Fund
C	Wasatch Hoisington U.S. Treasury Fund
D	Wasatch Ultra Growth Fund
E	Wasatch Micro Cap Fund
F	Wasatch Global Science & Technology Fund
G	Wasatch Small Cap Value Fund
H	Wasatch International Growth Fund
I	Wasatch Micro Cap Value Fund
J	Wasatch Heritage Growth Fund
K	Wasatch International Opportunities Fund
L	Wasatch Strategic Income Fund
M	Wasatch Emerging Markets Small Cap Fund
N	Wasatch Heritage Value Fund
O	Wasatch Global Opportunities Fund
P	Wasatch-1st Source Income Equity Fund
Q	Wasatch-1st Source Long/Short Fund
R	Wasatch-1st Source Income Fund

(This page intentionally left blank.)

EXHIBIT F

COMPARISON OF THE COMPANY AND THE TRUST

Shareholder Liability

Company. Under the Minnesota Business Corporation Act (the "MBCA"), shareholders of a corporation generally have no obligation to the corporation or its creditors with respect to shares owned, except to pay to the corporation the full consideration for which the shares are issued.

Trust. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust, however, may include an express disclaimer of shareholder liability for obligations of the fund. Section 9.1 of the Declaration of Trust contains an express limitation of shareholder liability. More specifically, the Declaration of Trust provides that no personal liability for any debt, liability or obligation or expenses incurred by, contracted for or otherwise existing with respect to, the Trust or any series or class shall attach to any shareholder or former shareholder of the Trust. The Declaration of Trust further provides shareholders with indemnification out of the assets and property of the applicable Fund against all loss and expense arising solely by reason of being or having been a shareholder and not because of their acts or omissions or for some other reason; provided, however, there shall be no liability or obligation of the Trust or series to reimburse any shareholder for taxes paid by reason of the ownership of shares or losses suffered by reason of any changes in value of any Trust assets.

Liability of Directors/Trustees

Company. The Company's articles of incorporation provide that to the fullest extent permitted by the MBCA, except as prohibited by the 1940 Act, a director of the Company shall not be liable to the Company or its shareholders for monetary damages for breach of fiduciary duty as a director.

The MBCA provides that, in general, a provision in a corporation's articles of incorporation eliminating or limiting director liability is effective, except that it does not eliminate or limit a director's liability for: (i) any breach of the director's duty of loyalty to the corporation or its shareholders; (ii) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law; (iii) illegal distributions with respect to the corporation's shares, or sales of securities in violation of Minnesota securities laws; or (iv) transactions from which the director derived an improper personal benefit.

However, a director would still be liable under the 1940 Act for: (i) willful misfeasance; (ii) bad faith; (iii) gross negligence; or (iv) reckless disregard of the duties involved in the conduct of the office.

Trust. Subject to certain exceptions, Section 9.5 of the Declaration of Trust generally provides that Trustees, officers and employees of the Trust shall be indemnified by the Trust or applicable series to the fullest extent permitted by law against liability and against all expenses reasonably incurred of paid by such party in connection with any claim, action, suit or proceeding (as such terms are defined therein) in which they become a party or otherwise by virtue of being or having been a Trustee, director, officer or agent and against amounts paid in settlement thereof. However, no indemnification shall be provided to such persons to the extent such indemnification is prohibited by applicable federal law. Accordingly, a Trustee will still be liable under the 1940 Act for: (i) willful misfeasance; (ii) bad faith; (iii) gross negligence; or (iv) reckless disregard of the duties involved in the conduct of the office.

Rights of Inspection

Company. The MBCA requires the Company to maintain certain corporate records and documents, including records of board of directors and shareholder meetings, the Company's articles of incorporation and bylaws, certain financial statements, reports to shareholders, and a share register. The MBCA also provides that a shareholder or beneficial owner of shares of the Company has, upon written demand stating the purpose, a right at any reasonable time to examine and copy the share register and other corporate records reasonably related to the stated purpose and described with reasonable particularity in the written demand upon demonstrating the stated purpose to be a proper purpose. A "proper purpose" is deemed to be one reasonably related to the person's interest as a shareholder or beneficial owner. The written demand must be acknowledged or verified in a specified manner, and be directed to the Company at its registered office in Minnesota or at its principal place of business.

Trust. Except to the extent otherwise required by law, the shareholders of the Trust shall only have such right to inspect the records, documents, accounts and books of the Trust or any Series or class thereof as may be granted from time to time by the Trustees in their sole discretion.

Shareholder Meetings

Neither the Trust nor the Company is required to hold annual meetings, although each may hold special meetings. With respect to matters submitted to shareholders, in the case of the Company, all shares entitled to vote are voted in the aggregate, except (1) when otherwise required by the Minnesota Statues, Chapter 302, in which case shares will be voted by individual series or class, as applicable; (ii) when otherwise required by the 1940 Act, or the rules adopted thereunder, in which case shares shall be voted by individual series or class, as applicable, and (iii) when the matter does not affect the interests of a particular series or class, in which case only shareholders of the series or class affected shall be entitled to vote thereon and shall vote by individual series or class, as applicable.

With respect to the Trust, shareholders shall not have the power to vote on any matter except (i) for the election or removal of Trustees to the extent and as provided in Article V of the Declaration of Trust, and (ii) with respect to such additional matters relating to the Trust as may be required by law or as the Trustees may consider and determine necessary or desirable. With respect to matters submitted to the shareholders, all shares of all series or classes shall be voted together except that

(i) when required by the 1940 Act to be voted by individual series or class, shares shall be voted by individual series or class and (ii) when the trustees have determined that the matter affects only the interests of shareholders of one or more series or classes, only shareholders of such one or more series or classes shall be entitled to vote thereon.

Company. Under the MBCA, if a regular meeting of the corporation's shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting power of all shares entitled to vote may demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or chief financial officer of the corporation.

In addition, under the MBCA, a special meeting of shareholders may be called for any purpose at any time by, among others, the corporation's chief executive officer; by two or more directors; or by a shareholder or shareholders holding 10% or more of the voting power of all shares entitled to vote on the matter to be presented to the meeting, except that a special meeting for the purpose of considering any action to facilitate or effect a business combination must be called by 25% or more of such voting power.

Trust. Article 5 of the By-Laws of the Trust permit the shareholders representing not less than one third of the voting power of the outstanding shares entitled to vote to make a written request for the Secretary to call a meeting to vote on matters specified in such written request provided that (1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such shareholders.

Reorganization/Combination Transactions/Dissolutions

Company. Under the MBCA, in general, a plan of merger or exchange must be approved by the board of directors and, with certain exceptions, by the affirmative vote of the holders of a majority of the voting power of the shares entitled to vote.

Under the MBCA, in general, a sale, lease, transfer or other disposition of all or substantially all of a corporation's property and assets, not in the usual and regular course of its business, must be approved by the board of directors and, unless the corporation retains a significant continuing business activity after the transaction, by the affirmative vote of the holders of a majority of the voting power of the shares entitled to vote.

Under the MBCA, in general, dissolution of a corporation requires the affirmative vote of a majority of the voting power of all shares entitled to vote.

In addition, the Company's articles of incorporation provide that with the affirmative vote of the holders of a majority of the voting power of the shares entitled to vote, the board may transfer the assets of any series to any other series.

If one or more, but fewer than all, of the series of the Company were combined with one or more other series of the Company or of another company, the transaction would be affected by means of an amendment to the Company's articles of incorporation, which would require the shareholder vote for amending charter documents.

Trust. Under the Declaration of Trust, the Trustees may generally authorize mergers, consolidations, share exchanges and reorganizations of a New Fund or the New Trust with another trust, series or other business organization without shareholder approval, although such approval may be separately required under the federal securities laws and rules thereunder.

Dissenters' Rights

Company.  Under the MBCA, shareholders of a corporation which engages in certain merger, exchange, or sale-of-assets transactions, who comply with the applicable statutory procedures, will be entitled to receive a judicial determination of the fair value of their shares and to receive payment of such statutory value in cash, together with a statutory rate of interest thereon. Any such judicial determination of the fair value of the shares could be based upon factors other than, or in addition to, the price per share to be paid in the transaction or the market value of the shares. The value so determined could be more or less than, or the same as, the price per share to be paid in the transaction. The staff of the SEC has taken the position that federal law pre-empts such statutory rights of appraisal in the case of certain transactions to which an open-end investment company is a party. In this regard, notwithstanding the provisions of Minnesota law, the SEC has taken the position that use of state appraisal procedures by a mutual fund would be in violation of Rule 22c-1, the forward pricing rule, under the 1940 Act. This rule states that no mutual fund may redeem its shares other than at net asset value next computed after receipt of a request for redemption. It is the SEC's position that Rule 22c-1 supersedes appraisal provisions in state statutes.

Trust. Under the Declaration of Trust, there are no dissenters' rights provided.

Amendment of Charter Documents

Company. Under the MBCA, an amendment to the Company's articles of incorporation may be proposed by the board of directors or by a shareholder or shareholders holding 3% or more of the voting power of the shares entitled to vote. Subject to certain exceptions, amendments must generally be approved by shareholders by the greater of (i) a majority of the voting power of the shares present and entitled to vote, or (ii) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at the shareholder meeting. In certain instances, shareholders are entitled to vote on an amendment by separate series or class.

Trust. Article VI, Section 6.1 of the Declaration of Trust grants the Trustees exclusive and broad control of trust property. Article XI grants the Trustees the authority to amend or supplement the Declaration of Trust with a vote of a majority of the Trustees then in office, except with respect to Article V of the Declaration of Trust (which relates to, among other things, the qualification, term, number and election of Trustees), which requires a vote of two-thirds (2/3) of the Trustees in the office.

Without limiting such provision, in no event, however, will any amendment, modification or change to the Declaration of Trust or By-laws adversely affect the indemnification provisions provided in the Declaration of Trust to shareholders, Trustees or other Covered Persons (as defined in the Declaration of Trust) or any insurance payments under policies maintained by the Trust or series in either case with respect to any act or omission of such person that occurred or is alleged to have occurred prior to the time of such amendment, modification or change to the Declaration of Trust or By-laws.

Derivative Actions

Company. There is no provision for derivative actions in the articles of incorporation.

Trust. Section 9.8 of the Declaration of Trust provides that shareholders may only bring actions in the right of the Trust or any series provided certain conditions are met including that there: (i) must be at least 3 shareholders (each of which is unaffiliated or unrelated to the others) that represent 5% of the voting securities of the affected series or class, (ii) must make a written demand upon Trustees to file the action itself on behalf of the affected series or class, who have sole authority to evaluate the complaint and make determination of whether compliant has merit and is in the best interests of the Trust to permit claim, (iii) complaining shareholders can maintain a suit after Trustees reject the demand if the shareholder sustains the burden of proof that the Trustees did not apply a good faith exercise of their business judgment in rejecting the claim, and (iv) the complaining shareholder shall be responsible for certain costs and expenses if a court determines a rejected claim was made without reasonable cause or for an improper purpose or dismisses the claim for failure to follow the procedures set forth in the Declaration of Trust.

Forum Selection

The Trust's Declaration of Trust requires that actions by shareholders, against or on behalf of the Trust, a series or class thereof, its Trustees, officers or employees be brought only in the United States District Court, District of Utah, or if such action may not be brought in that court, then such action shall be brought in the State of Utah, Salt Lake City District Court. In addition, the Declaration of Trust provides that there shall be no right to a jury trial. The right to a jury trial is also expressly waived to the fullest extent permitted by law. The Company's articles of incorporation do not contain similar provisions.

Quorum

With respect to the Trust, the Trust's Declaration of Trust provides that the Trustees shall set forth in the by-laws the quorum requirement for the transaction of business by shareholders, which cannot be less than 30% of the voting power of the shares entitled to vote on the matter at the meeting. The by-laws provide that the shareholders entitled to vote and present in person or by proxy representing 30% of the voting power of the Trust shall constitute a quorum at any shareholders meeting, except that where any provision of law, the Declaration of Trust or the by-laws require a vote be taken by series or class, then 30% of the voting power of that series or class shall constitute a quorum.

With respect to the Company, the Company's by-laws provide that the holders of 10% of the shares outstanding and entitled to vote at the meeting shall constitute a quorum for the transaction of business at any regular or special shareholders' meeting.

EXHIBIT G

LIST OF SHAREHOLDERS

On the Record Date, the officers and Directors of the Company as a group, owned less than 1% of the outstanding voting shares of each Fund, except Samuel S. Stewart owned 19.59% of Strategic Income Fund and 1% of International Opportunities Fund.

The following table sets forth the name, address and share ownership of the persons or entities known to the Company to have ownership of a controlling interest (ownership of greater than 25%) or of record 5% or more of the outstanding shares of a Fund as of the Record Date. Shareholders with a controlling interest in a Fund could affect the outcome of proxy voting or the direction of management of the applicable Fund in the Company. The percentage of the New Fund of the Trust that would be owned by the below named shareholders upon consummation of the Reorganization is not expected to change.

Fund	Name and Address	Amount of Shares Owned	Percentage of Fund Owned	Type of Ownership (Record or Beneficial)
Wasatch Core Growth Fund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104-4122	3,169,582.675	22.56%	Beneficial
Wasatch Core Growth Fund	National Financial Services, Corp. One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281-5598	1,568,329.535	11.16%	Beneficial
Wasatch Emerging Markets Small Cap Fund	National Financial Services, Corp. One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281-5598	15,265,551.264	35.27%	Beneficial
Wasatch Emerging Markets Small Cap Fund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104-4122	8,601,395.586	19.87%	Beneficial
Wasatch Emerging Markets Small Cap Fund	Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103	2,754,449.185	6.36%	Beneficial
Wasatch Global Opportunities Fund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104-4122	15,445,955.132	38.69%	Beneficial
Wasatch Global Opportunities Fund	National Financial Services, Corp. One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281-5598	7,433,040.829	18.62%	Beneficial
Wasatch Global Opportunities Fund	Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103	3,149,646.711	7.89%	Beneficial
Wasatch Global Science & Tech Fund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104-4122	1,042,040.959	20.05%	Beneficial

Fund	Name and Address	Amount of Shares Owned	Percentage of Fund Owned	Type of Ownership (Record or Beneficial)
Wasatch Global Science & Tech Fund	National Financial Services, Corp. One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281-5598	809,143.792	15.57%	Beneficial
Wasatch Heritage Growth Fund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104-4122	1,970,591.346	24.49%	Beneficial
Wasatch Heritage Growth Fund	National Financial Services, Corp. One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281-5598	1,467,429.562	18.24%	Beneficial
Wasatch Heritage Value Fund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104-4122	86,864.292	19.15%	Beneficial
Wasatch Heritage Value Fund	Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103	83,166.623	18.34%	Beneficial
Wasatch Heritage Value Fund	Robert A. MacNaughton Trust 3208 W. 101st Street Leawood, KS 66206	27,502.750	6.06%	Record
Wasatch International Growth Fund	National Financial Services, Corp. One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281-5598	2,973,202.354	23.92%	Beneficial
Wasatch International Growth Fund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104-4122	2,252,667.596	18.13%	Beneficial
Wasatch International Opportunities Fund	National Financial Services, Corp. One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281-5598	31,954,864.874	61.27%	Beneficial
Wasatch International Opportunities Fund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104-4122	4,004,628.339	7.68%	Beneficial
Wasatch Micro Cap Fund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104-4122	14,283,319.433	20.80%	Beneficial
Wasatch Micro Cap Fund	National Financial Services, Corp. One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281-5598	6,734,687.441	9.81%	Beneficial
Wasatch Micro Cap Value Fund	National Financial Services, Corp. One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281-5598	19,398,231.302	30.90%	Beneficial
Wasatch Micro Cap Value Fund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104-4122	14,816,951.996	23.61%	Beneficial

Fund	Name and Address	Amount of Shares Owned	Percentage of Fund Owned	Type of Ownership (Record or Beneficial)
Wasatch Micro Cap Value Fund	Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103	3,702,586.852	5.90%	Beneficial
Wasatch Small Cap Growth Fund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104-4122	6,686,106.817	22.72%	Beneficial
Wasatch Small Cap Growth Fund	National Financial Services, Corp. One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281-5598	6,395,434.717	21.73%	Beneficial
Wasatch Small Cap Growth Fund	CitiGroup Global Markets 333 W. 34th Street New York, NY 10001	1,546,007.318	5.25%	Beneficial
Wasatch Small Cap Value Fund	National Financial Services, Corp. One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281-5598	15,128,211.671	19.64%	Beneficial
Wasatch Small Cap Value Fund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104-4122	13,923,013.119	18.07%	Beneficial
Wasatch Small Cap Value Fund	Union Central Life Insurance Co. 1876 Waycross Road STA 6 Cincinnati, OH 45240	5,389,931.037	7.00%	Beneficial
Wasatch Strategic Income Fund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104-4122	745,274.489	29.60%	Beneficial
Wasatch Strategic Income Fund	Samuel S. Stewart, Jr. 269 A Street Salt Lake City, UT 84103	493,253.155	19.59%	Record
Wasatch Strategic Income Fund	National Financial Services, Corp. One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281-5598	231,220.169	9.18%	Beneficial
Wasatch Ultra Growth Fund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104-4122	2,277,317.533	30.18%	Beneficial
Wasatch Ultra Growth Fund	National Financial Services, Corp. One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281-5598	941,403.239	12.48%	Beneficial
Wasatch Ultra Growth Fund	Vanguard Fiduciary Trust Co. P.O. Box 2600 VM 613 Valley Forge, PA 19482	486,717.257	6.45%	Beneficial
Wasatch-1st Source Income Equity Fund	Morris & Co. P.O. Box 1602 South Bend, IN 46634	8,632,500.123	7.26%	Beneficial
Wasatch-1st Source Income Equity Fund	Fast & Co. P.O. Box 1602 South Bend, IN 46634	6,459,152.593	5.43%	Beneficial

Fund	Name and Address	Amount of Shares Owned	Percentage of Fund Owned	Type of Ownership (Record or Beneficial)
Wasatch-1st Source Income Equity Fund	Morris & Co. P.O. Box 1602 South Bend, IN 46634	5,032,867.773	32.92%	Beneficial
Wasatch-1st Source Income Fund	Morris & Co. P.O. Box 1602 South Bend, IN 46634	9,008,264.730	76.30%	Beneficial
Wasatch-1st Source Income Fund	Fast & Co. P.O. Box 1602 South Bend, IN 46634	1,835,166.153	15.54%	Beneficial
Wasatch-1st Source Income Fund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104-4122	62,524,669.774	52.59%	Beneficial
Wasatch-1st Source Long/Short Fund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104-4122	1,504,068.689	9.84%	Beneficial
Wasatch-1st Source Long/Short Fund	Fast & Co. P.O. Box 1602 South Bend, IN 46634	1,468,804.789	9.61%	Beneficial
Wasatch-1st Source Long/Short Fund	Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103	1,238,319.348	8.10%	Beneficial
Wasatch-Hoisington U.S. Treasury Fund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104-4122	2,638,391.022	27.32%	Beneficial
Wasatch-Hoisington U.S. Treasury Fund	National Financial Services, Corp. One World Financial Center 200 Liberty Street, 5th Floor Manhattan, NY 10281-5598	1,671,812.184	17.31%	Beneficial
Wasatch-Hoisington U.S. Treasury Fund	Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103	702,943.010	7.28%	Beneficial

PROXY CARD
(“MERGE FUND NAME”) WASATCH FUNDS, INC. 150 Social Hall Avenue, 4th Floor Salt Lake City, UT 84111
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 11, 2010 This proxy is being solicited on behalf of the Board of Directors of Wasatch Funds, Inc.

The undersigned, revoking previous proxies, hereby appoint(s) Russell L. Biles and Daniel D. Thurber, or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of the Watsatch Funds. Inc. (the “Company”), on behalf of each of its series (each, a “Fund” and together, the “Funds”), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the offices of Wasatch Funds, Inc., 150 Social Hall Avenue, 4th Floor, Salt Lake City, Utah 84111 at 10:00 a.m., Mountain Time, and at any adjournments or postponements thereof.  This proxy shall be voted on the proposals described in the Proxy Statement and as specified on the reverse side.  In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournment or postponements thereof.  Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR EACH PROPOSAL.

Dated

Signature(s) (Title(s), if applicable):	(Sign in the Box)

Note: Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND(S) AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. INTERNET:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Control Number: 123456789123

2. TOUCHTONE PHONE:	Simply dial toll-free 1-866-458-9860 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. MAIL:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

You can find the proxy statement online at www.proxyonline.com.  Please have your Control Number available at the time you plan to login.

TAG ID: 12345678	SCANNER BAR CODE	CUSIP: MERGE DATA

PROXY CARD

(“MERGE FUND NAME”)

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

PLEASE MARK BOX IN BLUE OR BLACK INK AS FOLLOWS. Example:  [ X ]

TO VOTE ON THE PROPOSALS, PLEASE MARK THE APPROPRIATE BOXES BELOW.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

1.	To elect five Directors to the Board of Directors:

Independent Directors		FOR	WITHHOLD

a.	James U. Jensen, J.D.	☐	☐

b.	William R. Swinyard	☐	☐

c.	D. James Croft	☐	☐

d.	Miriam M. Allison	☐	☐

Interested Director

e.	Samuel S. Stewart, Jr.	☐	☐

		FOR	AGAINST	ABSTAIN

2.	To approve a new Advisory and Service Contract between the Company and Wasatch Advisors, Inc., each Fund’s investment advisor	☐	☐	☐

3.	Not applicable

4.	Not applicable

5.	To approve a proposed Agreement and Plan of Reorganization and the transactions contemplated thereby, including the liquidation and dissolution of the Funds and Company	☐	☐	☐

As to any other matter, said attorneys shall vote in accordance with their discretion.

PLEASE SIGN ON REVERSE SIDE.

TAG ID: 12345678	SCANNER BAR CODE	CUSIP: MERGE DATA

PROXY CARD
Wasatch-Hoisington U.S. Treasury Fund WASATCH FUNDS, INC. 150 Social Hall Avenue, 4th Floor Salt Lake City, UT 84111
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 11, 2010 This proxy is being solicited on behalf of the Board of Directors of Wasatch Funds, Inc.

The undersigned, revoking previous proxies, hereby appoint(s) Russell L. Biles and Daniel D. Thurber, or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of the Watsatch Funds. Inc. (the “Company”), on behalf of Wasatch-Hoisington U.S. Treasury Fund (the “Fund”), a series of the Company, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the offices of Wasatch Funds, Inc., 150 Social Hall Avenue, 4th Floor, Salt Lake City, Utah 84111 at 10:00 a.m., Mountain Time, and at any adjournments or postponements thereof.  This proxy shall be voted on the proposals described in the Proxy Statement and as specified on the reverse side.  In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournment or postponements thereof.  Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR EACH PROPOSAL.

Dated

Signature(s) (Title(s), if applicable):	(Sign in the Box)

Note:  Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND(S) AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. INTERNET:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

Control Number: 123456789123

2. TOUCHTONE PHONE:	Simply dial toll-free 1-866-458-9860 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. MAIL:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

You can find the proxy statement online at www.proxyonline.com.  Please have your Control Number available at the time you plan to login.

TAG ID: 12345678	SCANNER BAR CODE	CUSIP: Merge CUSIP

PROXY CARD

Wasatch-Hoisington U.S. Treasury Fund

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

PLEASE MARK BOX IN BLUE OR BLACK INK AS FOLLOWS. Example:  [ X ]

TO VOTE ON THE PROPOSALS, PLEASE MARK THE APPROPRIATE BOXES BELOW.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

1.	To elect five Directors to the Board of Directors:

Independent Directors		FOR	WITHHOLD

a.	James U. Jensen, J.D.	☐	☐

b.	William R. Swinyard	☐	☐

c.	D. James Croft	☐	☐

d.	Miriam M. Allison	☐	☐

Interested Director

e.	Samuel S. Stewart, Jr.	☐	☐

		FOR	AGAINST	ABSTAIN

2.	To approve a new Advisory and Service Contract between the Company and Wasatch Advisors, Inc., (the “Advisor”), the Fund’s investment advisor.	☐	☐	☐

3.	To approve a new Sub-Advisory Agreement between the Advisor and Hoisington Investment Management Company with respect to the Wasatch-Hoisington U.S. Treasury Fund.	☐	☐	☐

4.	Not applicable.

5.

To approve a proposed Agreement and Plan of Reorganization and the transactions contemplated thereby, including the liquidation and dissolution of the Wasatch-Hoisington U.S. Treasury Fund and the Company

		☐	☐	☐

As to any other matter, said attorneys shall vote in accordance with their discretion.

PLEASE SIGN ON REVERSE SIDE.

TAG ID: 12345678	SCANNER BAR CODE	CUSIP: Merge CUSIP

PROXY CARD
Wasatch-1st Source Income Fund WASATCH FUNDS, INC. 150 Social Hall Avenue, 4th Floor Salt Lake City, UT 84111
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 11, 2010 This proxy is being solicited on behalf of the Board of Directors of Wasatch Funds, Inc.

The undersigned, revoking previous proxies, hereby appoint(s) Russell L. Biles and Daniel D. Thurber, or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of the Watsatch Funds. Inc. (the “Company”), on behalf of the Watsatch-1st Source Income Fund (the “Fund”), a series of the Company, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the offices of Wasatch Funds, Inc., 150 Social Hall Avenue, 4th Floor, Salt Lake City, Utah 84111 at 10:00 a.m., Mountain Time, and at any adjournments or postponements thereof.  This proxy shall be voted on the proposals described in the Proxy Statement and as specified on the reverse side.  In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournment or postponements thereof.  Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR EACH PROPOSAL.

Dated

Signature(s) (Title(s), if applicable):	(Sign in the Box)

Note:  Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND(S) AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. INTERNET:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Control Number: 123456789123

2. TOUCHTONE PHONE:	Simply dial toll-free 1-866-458-9860 and follow the automated instructions. Please have this proxy card available at the time of the call.

3. MAIL:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

You can find the proxy statement online at www.proxyonline.com.  Please have your Control Number available at the time you plan to login.

TAG ID: 12345678	SCANNER BAR CODE	CUSIP: MERGE DATA

PROXY CARD

Wasatch-1st Source Income Fund

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

PLEASE MARK BOX IN BLUE OR BLACK INK AS FOLLOWS. Example:  [ X ]

TO VOTE ON THE PROPOSALS, PLEASE MARK THE APPROPRIATE BOXES BELOW.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

1.	To elect five Directors to the Board of Directors:

Independent Directors		FOR	WITHHOLD

a.	James U. Jensen, J.D.	☐	☐

b.	William R. Swinyard	☐	☐

c.	D. James Croft	☐	☐

d.	Miriam M. Allison	☐	☐

Interested Director

e.	Samuel S. Stewart, Jr.	☐	☐

		FOR	AGAINST	ABSTAIN

2.	To approve a new Advisory and Service Contract between the Company and Wasatch Advisors, Inc. (the “Advisor”), the Fund’s investment advisor	☐	☐	☐

3.	Not applicable

4.	To approve a new Sub-Advisory Agreement between the Advisor and 1st Source Corporation Investment Advisors, Inc. with respect to the Wasatch-1st Source Income Fund.	☐	☐	☐

5.	To approve a proposed Agreement and Plan of Reorganization and the transactions contemplated thereby, including the liquidation and dissolution of the Wasatch-1st Source Income Fund and the Company	☐	☐	☐

As to any other matter, said attorneys shall vote in accordance with their discretion.

PLEASE SIGN ON REVERSE SIDE.

TAG ID: 12345678	SCANNER BAR CODE	CUSIP: MERGE DATA